Liberty Acorn Funds

 Semiannual Report
   June 30, 2002




                                    [PHOTO]




                                 Please Join Us
          At The 2002 Annual Meeting For Shareholders On September 24.

                          Look inside for more details.

      Liberty Acorn Family of Funds
             Semiannual Report 2002

      >Net Asset Value Per Share as of 6/30/02

                  Liberty    Liberty Acorn           Liberty    Liberty Acorn            Liberty
               Acorn Fund    International         Acorn USA    Foreign Forty       Acorn Twenty
------------------------------------------------------------------------------------------------
Class A            $17.12           $18.49            $16.67           $11.81             $14.38
------------------------------------------------------------------------------------------------
Class B            $16.94           $18.30            $16.52           $11.67             $14.23
------------------------------------------------------------------------------------------------
Class C            $16.94           $18.29            $16.52           $11.68             $14.22
------------------------------------------------------------------------------------------------


-----------------------------
Not FDIC  | May Lose Value
          | -----------------
Insured   | No Bank Guarantee
-----------------------------

There is no assurance that the trends described in this report will continue or come to pass because, in part, economic and market conditions change frequently. An investment in any of these Funds presents certain risks, including stock market fluctuations due to economic and business developments.

Liberty Acorn Family of Funds Semiannual Report 2002

      Table of Contents

Liberty Acorn Family of Funds

Share Class Performance                                                   2
Fund Performance vs. Benchmarks                                           3

Squirrel Chatter: The Zit Indicator                                       4

Liberty Acorn Fund
          In a Nutshell                                                   6
          At a Glance                                                     7
          Major Portfolio Changes                                        16
          Statement of Investments                                       18

Liberty Acorn International
          In a Nutshell                                                   8
          At a Glance                                                     9
          Major Portfolio Changes                                        27
          Statement of Investments                                       29
          Portfolio Diversification                                      33

Liberty Acorn USA
          In a Nutshell                                                  10
          At a Glance                                                    11
          Major Portfolio Changes                                        34
          Statement of Investments                                       35

Liberty Acorn Foreign Forty
          In a Nutshell                                                  12
          At a Glance                                                    13
          Major Portfolio Changes                                        38
          Statement of Investments                                       39
          Portfolio Diversification                                      41

Liberty Acorn Twenty
          In a Nutshell                                                  14
          At a Glance                                                    15
          Major Portfolio Changes                                        42
          Statement of Investments                                       43

Liberty Acorn Family of Funds
          Statements of Assets and Liabilities                           44
          Statements of Operations                                       45
          Statements of Changes in Net Assets                            46
          Financial Highlights                                           50
          Notes to Financial Statements                                  56
          Board of Trustees and Management
             of Acorn                                                    63

Liberty Acorn Family of Funds

      >Share Class Performance Average Annual Total Returns through 6/30/02


                                           Class A                         Class B                         Class C
                                    Without          With           Without          With           Without          With
                                 Sales Charge    Sales Charge    Sales Charge    Sales Charge    Sales Charge    Sales Charge
-----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Fund
(6/10/70)
-----------------------------------------------------------------------------------------------------------------------------
3 month*                            -8.25%         -13.53%          -8.43%         -13.01%          -8.38%          -9.30%
-----------------------------------------------------------------------------------------------------------------------------
Year to Date*                       -3.82%          -9.35%          -4.13%          -8.92%          -4.08%          -5.04%
-----------------------------------------------------------------------------------------------------------------------------
1 year                              -6.63%         -12.00%          -7.26%         -11.88%          -7.26%          -8.18%
-----------------------------------------------------------------------------------------------------------------------------
5 years                             12.25%          10.93%          12.01%          11.76%          12.01%          12.01%
-----------------------------------------------------------------------------------------------------------------------------
10 years                            15.74%          15.05%          15.62%          15.62%          15.62%          15.62%
-----------------------------------------------------------------------------------------------------------------------------
Life of Fund                        16.11%          15.90%          16.08%          16.08%          16.08%          16.08%
-----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)
-----------------------------------------------------------------------------------------------------------------------------
3 month*                            -1.44%          -7.11%          -1.56%          -6.48%          -1.61%          -2.60%
-----------------------------------------------------------------------------------------------------------------------------
Year to Date*                        0.76%          -5.03%           0.44%          -4.56%           0.44%          -0.56%
-----------------------------------------------------------------------------------------------------------------------------
1 year                              -7.96%         -13.26%          -8.55%         -13.12%          -8.55%          -9.46%
-----------------------------------------------------------------------------------------------------------------------------
5 years                              3.88%           2.66%           3.67%           3.37%           3.66%           3.66%
-----------------------------------------------------------------------------------------------------------------------------
Life of Fund                        10.44%           9.77%          10.32%          10.32%          10.32%          10.32%
-----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/4/96)
-----------------------------------------------------------------------------------------------------------------------------
3 month*                           -10.09%         -15.26%         -10.27%         -14.75%         -10.27%         -11.16%
-----------------------------------------------------------------------------------------------------------------------------
Year to Date*                       -4.74%         -10.22%          -5.06%          -9.80%          -5.06%          -6.01%
-----------------------------------------------------------------------------------------------------------------------------
1 year                             -10.16%         -15.33%         -10.74%         -15.16%         -10.78%         -11.67%
-----------------------------------------------------------------------------------------------------------------------------
5 years                              9.12%           7.83%           8.90%           8.61%           8.90%           8.90%
-----------------------------------------------------------------------------------------------------------------------------
Life of Fund                        13.22%          12.08%          13.02%          12.93%          13.02%          13.02%
-----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)
-----------------------------------------------------------------------------------------------------------------------------
3 month*                             0.85%          -4.95%           0.78%          -4.22%           0.78%          -0.22%
-----------------------------------------------------------------------------------------------------------------------------
Year to Date*                       -2.15%          -7.78%          -2.42%          -7.30%          -2.42%          -3.40%
-----------------------------------------------------------------------------------------------------------------------------
1 year                             -12.84%         -17.85%         -13.36%         -17.69%         -13.35%         -14.22%
-----------------------------------------------------------------------------------------------------------------------------
3 year                              -2.92%          -4.81%          -3.30%          -4.26%          -3.27%          -3.27%
-----------------------------------------------------------------------------------------------------------------------------
Life of Fund                         5.18%           3.47%           4.83%           4.09%           4.86%           4.86%
-----------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)
-----------------------------------------------------------------------------------------------------------------------------
3 month*                            -4.45%          -9.95%          -4.56%          -9.33%          -4.56%          -5.52%
-----------------------------------------------------------------------------------------------------------------------------
Year to Date*                       -5.21%         -10.66%          -5.45%         -10.18%          -5.51%          -6.46%
-----------------------------------------------------------------------------------------------------------------------------
1 year                              -1.38%          -7.05%          -2.00%          -6.89%          -2.00%          -2.98%
-----------------------------------------------------------------------------------------------------------------------------
3 year                               6.54%           4.46%           6.17%           5.28%           6.15%           6.15%
-----------------------------------------------------------------------------------------------------------------------------
Life of Fund                        13.48%          11.63%          13.15%          12.54%          13.13%          13.13%
-----------------------------------------------------------------------------------------------------------------------------

*     Quarterly and year-to-date numbers are not annualized.

Past performance does not guarantee future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for Class A shares, the appropriate Class B contingent deferred sales charge for the holding period after purchase as follows: through first year - 5%, second year - 4%, third year - 5%, fourth year
- 3%, fifth year - 2%, sixth year - 1%, thereafter - 0%; and the Class C contingent deferred sales charge of 1% for the first year only. Performance of the different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class A, B and C share (newer class shares) performance information includes returns of the Fund's Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares. The new class shares were launched October 16, 2000. These Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, B and C shares would have been lower.

>Fund Performance vs. Benchmarks

                                           Class A Shares, without Sales Charge,
                                   Average Annual Total Returns through 6/30/02+

                                     2nd*        Year to*         1            3             5            10           Life
                                   Quarter         Date          year        years         years         years        of Fund
------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
Fund (6/10/70)                      -8.25%        -3.82%        -6.63%       10.06%        12.25%        15.74%        16.11%
------------------------------------------------------------------------------------------------------------------------------
S&P 500                            -13.40%       -13.16%       -17.99%       -9.18%         3.66%        11.43%        12.22%
------------------------------------------------------------------------------------------------------------------------------
Russell 2000                        -8.35%        -4.70%        -8.60%        1.67%         4.44%        10.96%          NA
------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                    -8.67%        -5.42%        -4.94%        7.26%         6.76%        12.18%          NA
------------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap Core
Funds Index                        -10.61%        -7.31%       -11.56%        3.78%         7.54%        12.59%          NA
------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn
International (9/23/92)             -1.44%         0.76%        -7.96%       -1.04%         3.88%          --          10.44%
------------------------------------------------------------------------------------------------------------------------------
EMI Global ex US                     1.24%         7.66%        -0.99%       -2.72%        -1.33%          --           4.11%
------------------------------------------------------------------------------------------------------------------------------
EAFE                                -2.12%        -1.62%        -9.49%       -6.84%        -1.55%          --           5.30%
------------------------------------------------------------------------------------------------------------------------------
Lipper Int'l Small-
Cap Funds Index                      2.62%         6.91%        -4.23%        1.25%         3.56%          --            NA
------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn USA
(9/4/96)                           -10.09%        -4.74%       -10.16%        5.30%         9.12%          --          13.22%
------------------------------------------------------------------------------------------------------------------------------
Russell 2000                        -8.35%        -4.70%        -8.60%        1.67%         4.44%          --           7.12%
------------------------------------------------------------------------------------------------------------------------------
Lipper Small-Cap
Core Funds Index                    -8.67%        -5.42%        -4.94%        7.26%         6.76%          --           9.09%
------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                      -9.31%        -3.21%        -4.72%        6.66%        12.58%          --          15.04%
------------------------------------------------------------------------------------------------------------------------------
S&P 500                            -13.40%       -13.16%       -17.99%       -9.18%         3.66%          --           8.89%
------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Foreign
Forty (11/23/98)                     0.85%        -2.15%       -12.84%       -2.92%          --            --           5.18%
------------------------------------------------------------------------------------------------------------------------------
EAFE                                -2.12%        -1.62%        -9.49%       -6.84%          --            --          -3.57%
------------------------------------------------------------------------------------------------------------------------------
SSB World ex US
Cap Range $2-$10B                    1.42%         5.64%        -2.61%       -0.74%          --            --           1.93%
------------------------------------------------------------------------------------------------------------------------------
Lipper International
Funds Index                         -1.89%         0.52%        -7.29%       -3.75%          --            --          -0.74%
------------------------------------------------------------------------------------------------------------------------------
Liberty Acorn Twenty
(11/23/98)                          -4.45%        -5.21%        -1.38%        6.54%          --            --          13.48%
------------------------------------------------------------------------------------------------------------------------------
S&P MidCap 400                      -9.31%        -3.21%        -4.72%        6.66%          --            --          10.67%
------------------------------------------------------------------------------------------------------------------------------
Lipper Mid-Cap
Growth Index                       -14.95%       -17.37%       -25.50%       -6.48%          --            --           2.23%
------------------------------------------------------------------------------------------------------------------------------
Russell 2000                        -8.35%        -4.70%        -8.60%        1.67%          --            --           5.93%
------------------------------------------------------------------------------------------------------------------------------
S&P 500                            -13.40%       -13.16%       -17.99%       -9.18%          --            --          -3.16%
------------------------------------------------------------------------------------------------------------------------------

+ Class A shares (newer class shares) performance information includes returns of the Funds' Class Z shares (the oldest existing Fund class) for periods prior to the inception of the newer class shares.

*     Quarterly and year-to-date numbers are not annualized.

Past performance does not guarantee future results. Mutual fund performance changes over time. Please visit libertyfunds.com for daily performance updates. The investment return and principal value of an investment in any Liberty Acorn Fund will fluctuate so that fund shares, when redeemed, may be worth more or less than their original cost.

Description of indexes: S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. S&P Mid Cap 400 is a broad market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. Russell 2000 is an unmanaged, market-weighted index of 2000 smaller U.S. companies, formed by taking the largest 3,000 companies and eliminating the largest 1,000. EMI Global ex US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an unmanaged, widely recognized international benchmark that comprises 20 major markets in proportion to world stock market capitalization. SSB World ex US Cap Range $2-$10 Billion is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Core Funds Index -- 30 mid-cap core funds; Lipper Mid-Cap Growth Index -- 30 mid-cap growth funds; Lipper International Funds Index -- 30 largest non-U.S. funds, not including non-U.S. small cap funds; Lipper International Small-Cap Funds Index -- 10 largest non-U.S. funds investing in small cap companies, including Liberty Acorn International; Lipper Small-Cap Core Funds Index -- 30 largest small cap core funds, including Liberty Acorn Fund. All indexes are unmanaged and returns include reinvested distributions. A more complete description of each index is included in the Liberty Acorn Funds statement of additional information. It is not possible to invest directly in an index.

>Squirrel Chatter: The Zit Indicator

[PHOTO]

The top of the U.S. market was signaled by lots of different indicators. One of the most significant, and probably the funniest, was on September 21, 2000 when the SEC settled its market manipulation case against Mr. Jonathan Lebed of Cedar Grove, New Jersey. Mr. Lebed agreed to pay a fine to the SEC of $285,000, although he had made $800,000 in the preceding year. The partial disgorgement of profits made sense because it was unclear whether Mr. Lebed could have been convicted in a jury trial. Furthermore, a trial would have seriously disrupted Mr. Lebed's homework schedule. In September 2000, Mr. Lebed was 15 years old.

      At age 12, Jonathan entered a CNBC stock-picking contest for children. His team finished fourth in the nation, enough to make the local newspaper. At 13, he started trading with real money in an account his mom opened for him on E-Trade. He was an avid contributor to the Yahoo! Finance chat room. He frequently put his stock recommendations on the chat room wire, complete with optimistic forecasts of future success for the subject company with lots of exclamation points included in the copy. He found that making his reports vivid had a better impact on his audience than more conservative writing. Michael Lewis, author of a recent book that shares Jonathan's tale,(1) thinks the SEC was smart to settle for $285 grand. After all, Mr. Lebed was doing neither more nor less than was being done by thousands of other people, both amateur and "professional." The amateurs were reading and writing chat room touts while some professionals were plugging the same stocks with little more factual basis than Mr. Lebed was using. If the SEC had tried to make an example of Jonathan, they might have been accused of picking on a little kid.

      Jonathan's example does not mark the first time a youngster took on the market with great success. In 1968, Adam Smith wrote about kids running money in his book titled The Money Game.(2)

      "My boy," said the Great Winfield(3) over the phone, "Our trouble is that we are too old for this market. The best players in this kind of market have not passed their twenty-ninth birthday ... My solution to the current market, Kids. This is a kid's market. This is Billy the Kid, Johnny the Kid, and Sheldon the Kid ... Billy the Kid started with five thousand dollars and has run it up over half a million in the last six months."

            "Wow!" I said. I asked Billy the Kid how he did it.

            "Computer leasing stocks, sir!" He said, like a cadet being quizzed by an upperclassman. "I buy the convertibles, bank them, and buy some more ... I put up five percent cash."

            I asked Billy the Kid why these computer leasing stocks are so good.

            "The need for computers is practically infinite," said Billy the Kid. "Leasing has proved to be the only way to sell them, and computer companies themselves do not have the capital. Therefore, earnings will be up a hundred percent this year, will double next year, and will double again the year after ..."

            "Look at the skepticism on the face of this dirty old man," said the Great Winfield, pointing at me [Smith] ... "He's going to ask what makes a finance company worth fifty times earnings. Right?"

            Billy the Kid smiled tolerantly, well aware that the older generation has trouble figuring out the New Math, the New Economics, and the New Market.

            I asked how much it costs to rent a kid. "A buck fifty an hour, room, board, no baby-sitting, only one day's lawn-mowing a week, and half the trading profits," said the Great Winfield.

      Nostalgic memories of the computer leasing play of long ago return when I read this passage, including Dearborn Computer, a computer leasing company a friend of mine started some 30 years ago. The computer-leasing scheme was fallacious from the start, but Dearborn managed to buy a real company for stock, and so bootstrapped itself into becoming a profitable business.

      In 1929, the first great popular stock market boom, kids showed up for the first time. One article complained that investing was "becoming a children's crusade, not an adventure for a few hard-boned knights; a place for the butcher, the barber and the candle-stick maker."(4) Other non-kid sources of investment wisdom in 1929 included Evangeline Adams, an astrologer, and Pat Bologna, shoe shiner to J.P. Morgan partners and Joe Kennedy.

      It seems that every time the market gets near a peak, the kids take over. Therefore, I would like to contribute another market indicator to the financial literature. I call it the zit indicator. You know the market has reached the top when a kid with Oxy 10 instead of shaving cream in his medicine cabinet is knocking down big bucks in the market.

      A proper world is supposed to be divided into professionals and outsiders. The outsiders are supposed to be content to give respect and fees to insiders for advice. The information on companies and markets available on the Internet made it apparently very easy for anyone, pre- or post-adolescence, to feel knowledgeable about stocks and the market. E-Trade made it possible for them to execute their trades from home. In a once in a lifetime runaway bull market such as 1999, anybody with a Yahoo! connection could be a stock market genius. For those of us who were paid a lot of money to be professional stock market geniuses, this was somewhere between inconvenient and embarrassing. Jonathan Lebed may have described the market mentality of the time better than anyone:

            "People who trade stocks, trade based on what they feel will move and they can trade for profit. Nobody makes investment decisions based on reading financial filings. Whether a company is making millions or losing millions it has no impact on the price of the stock. Whether it is analysts, brokers, advisors, Internet traders, or the companies, everybody is manipulating the market. If it wasn't for everybody manipulating the market, there wouldn't be a stock market at all."(5)

      What did the grown-ups in Mr. Lebed's life do or say when he was speculating vigorously and making $100,000 per month? His parents apparently had no idea what was going on. However, his teachers at school did know that Jonathan was speculating outrageously in the market. As a result, they continually badgered him for stock tips. At one point, a teacher called Mr. Lebed out of an exam to ask him if he had ideas about the five stocks in the teacher's portfolio.

      The Internet has flattened the difference between professional and outsider. Even though many Internet stocks have vanished, the Internet itself is alive and well. It is a great leveler. For instance, it allows anyone in the world to post material that anyone anywhere else in the world can read. This is not what dictators like to see. Those who are against free speech are furious. Robert Mugabe, dictator of Zimbabwe, has put a journalist on trial for an article that was posted on the Internet. The Internet will go a long way toward reducing the number of dictators in the world. There is an enormous amount of material on the Internet about the stock market.(6) The problem for the user, of course, is to figure out which websites offer useful, interesting, well-reasoned opinions and which are the rantings of a sex-crazed adolescent (excuse the redundancy).

      The related effect of the Internet is to deflate the value of all expertise and authority. The SEC is a competent, serious agency. As long as most stock reports were published by a couple of dozen banks, investment advisors and brokerage firms, it wasn't too hard for the Feds to keep track of what was going on and discipline anyone who violated standards. The AIMR(7) tests and licenses people who call themselves CFAs, a designation that implies that the holder has the technical skills and ethics to make reasonable comments on stocks. If anybody and everybody can put their opinion on Internet chat rooms, and other people decide to take action based on these dubious communications, then SEC and AIMR alike have far less control over the veracity of the information reaching investors.

      Everyone is a brave soldier while drinking beer with buddies. Combat turns out to be different from barroom conversation, I am told. I have never been in combat but at least I understand half of the metaphor. In a runaway bull market, a 14-year-old kid and his teacher can both make money. The market of the last two years is likely to have returned both of them to the classroom to write an essay on the meaning of Darwinian struggle. Any period of giddy enthusiasm such as 1998-99 is bound to end badly. It is highly likely that the high prices of 1999 (S&P 500 at 1,550) represented levels that will not be exceeded before Jonathan has earned his MBA.

      This doesn't mean that the stock market will be a terrible place even if returns of 15% or 20% per year will be exceedingly hard to come by. We had such a period from 1969 to 1982 and, even though the market was no higher at the end of the period than it had been at the beginning, there were still lots of interesting and profitable things to do. For instance, retailing saw the decline of department stores and the emergence of discounters including Wal-Mart and Home Depot. In technology, Digital Equipment, Cray Research and Storage Technology were great companies and great stocks (no longer the case for these three). The oil and gas industry was a leading sector with many exciting small companies succeeding or failing due to their exploration skills/luck. I still remember Houston Oil & Minerals with great fondness.

      There is no reason to think one should give up in this kind of market but it is highly likely that experienced professionals will do better than enthusiastic adolescents on balance, although some of these kids will prove to be the investment pros of the future.

Stock Market Update
July 24, 2002

You and I both recognize that the stock market has crashed. The drop in June and July has been as steep and sharp as market declines go (S&P 500 down 25%(8). The decline has affected all stocks: large and small, U.S. and foreign. While there is no sign that the bear market that we've been in since March of 2000 is over, enough damage has been done for us to start looking for signs of a bottom. We believe some of the factors causing the declines, such as a loss in confidence in corporate management and accounting fiddles, are likely to be transitory. We keep one important precept in mind: One should not get too optimistic when the markets are high and one also should not abandon all hope when the markets come down.


/s/ Ralph Wanger

Ralph Wanger
Chief Investment Officer, Liberty Wanger Asset Management, L.P
Lead Portfolio Manager, Liberty Acorn Trust

--------------------------------------------------------------------------------

(1) Lewis, Michael, Next: The Future Just Happened, W.W. Norton & Company, New York, NY, 2002.

(2) Chapter 17: "Losers and Winners: Poor Grenville, Charley, and the Kids," Smith, Adam, The Money Game, Random House, New York, NY, 1967 and 1968.

(3) The Great Winfield, as described by Smith, "is a friend of mine who is a tape-reader, a super-speculator, and most recently, Marlboro-commercial rancher."

(4) Harper's Magazine, April 1929. Quoted in Thomas and Morgan-Witts, The Day the Bubble Burst, Doubleday, Garden City, NY, 1979.

(5)   Lewis, op. cit.

(6) "325,000 financial websites," says Maria Bartiromo in a book she co-authored called Use The News. (HarperBusiness, New York, NY, 2001) She also writes about the Lebed case, giving the SEC's point of view. However, the book as a whole is not great.

(7)   Association for Investment Management and Research.

(8)   June 1, 2002 through July 23, 2002.

Liberty Acorn Fund
      >In a Nutshell

[PHOTOS]

Liberty Acorn Fund fell 8.25% (Class A shares, without sales charge) in the second quarter, down slightly less than the small-cap indexes and substantially less than the 13.40% drop in the large-cap S&P 500. During the first half of 2002, Liberty Acorn Fund dropped 3.82%, again outperforming its benchmark indexes. See Page 3 for comparative performance data. Picking good stocks, limiting exposure to tough industries and largely avoiding companies with questionable accounting practices were keys to the Fund's performance.

      Christopher & Banks, a growing mall-based clothing retailer, expanded 29% and was Liberty Acorn Fund's biggest dollar winner in the quarter. First Health Group, America's largest PPO, and Lincare Holdings, the largest provider of home respiratory services, had healthy results and inflated more than 15%.

      Telecom stocks continued to tumble, joined by technology and biotech names. Each group was off 25% or more in the quarter. We bought a few shares of telecom stocks on the decline but the group has continued to drop. We remain underweight in technology and the Fund's stocks in that sector dropped less than technology benchmarks. We also are underweight in biotech, though the Fund's biotech stocks dropped sharply, in line with the industry.

      Non-bank financial stocks also were hard hit in the quarter. AmeriCredit stock reversed from being the Fund's biggest dollar winner in the first quarter to being the biggest dollar loser this quarter, sliding 26%. Though AmeriCredit reported fine earnings, there are fears that its loan portfolio will go bad. We don't believe that will happen. Money managers SEI Investments and Neuberger Berman fell 34% and 22%, respectively, because stock market declines hurt them directly.

      Liberty Acorn Fund's biggest percentage loser during the quarter was Dynegy. The stock, which was still selling at $30 a share two months ago, is now just over a buck per share. The company's business was better than Enron's but not enough better to keep it from getting destroyed.

      As mentioned in the sidebar, we added to real estate holdings in the quarter. We also purchased special situations and increased the Fund's emphasis on filtration and water-related companies. Tough markets can create better values, which we are working to exploit.

/s/ Ralph Wanger                                /s/ Charles P. McQuaid

Ralph Wanger                                    Charles P. McQuaid
Lead Portfolio Manager                          Co-Portfolio Manager


--------------------------------------------------------------------------------

      Why own REITs?

Liberty Acorn Fund has owned real estate stocks for a long time - The Rouse Company and General Growth Properties were initiated in the 1970s. In early 2000, we boosted real estate holdings because the stocks were selling at unusually large discounts to their asset values, while many other stocks seemed overpriced. We expected the combination of healthy dividend yields and eventually narrowing discounts to provide fine profits. Last quarter, we mentioned finding relative values in REITs (real estate investment trusts). The stocks generally were no longer trading at discounts but seemed attractive fundamentally. We like companies that can pay dividends equal to 6-7% of their stock prices plus reinvest additional free cash flow. Furthermore, because few areas were substantially overbuilt and the companies were well funded, we thought their risk was low. We again bought real estate stocks in the second quarter, expanding the group to 6% of Liberty Acorn Fund. The Fund made money in real estate stocks during an otherwise tough quarter.

--------------------------------------------------------------------------------

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Christopher & Banks, 1.4%; First Health Group, 1.7%; Lincare Holdings, 1.1%; AmeriCredit, 2.1%; SEI Investments, 1.0%; Neuberger Berman, 0.7%; Dynegy, 0.2%; The Rouse Company, 0.7%; General Growth Properties, 0.5%. The Fund has never owned Enron stock.

A                                      6

Liberty Acorn Fund
      >At a Glance                                          Ticker Symbol: LACAX

Pretax and After-tax Average Annual Total Returns
(Based on Class A share returns)

--------------------------------------------------------------------------------
      >Through June 30, 2002
                            ----------------------------------------------------
                                    Year to
                                     Date*      1 year      5 years    10 years
                            ----------------------------------------------------
Returns before              NAV      -3.82%      -6.63%      12.25%      15.74%
taxes                       POP      -9.35      -12.00       10.93       15.05
--------------------------------------------------------------------------------
Returns after taxes         NAV      -3.82       -6.71        9.71       13.33
on distributions            POP      -9.35      -12.07        8.42       12.66
--------------------------------------------------------------------------------
Returns after taxes         NAV      -2.35       -4.00        9.61       12.73
on distributions and        POP      -5.74       -7.30        8.49       12.10
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)                -4.70       -8.60        4.44       10.96
--------------------------------------------------------------------------------
S&P 500 (pretax)                    -13.16      -17.99        3.66       11.43
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*     Year to date data not annualized

--------------------------------------------------------------------------------

Liberty Acorn Fund Portfolio Diversification

--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                               [PIE CHART OMITTED]

22.6%   Information
        Software & Services 12.9%
        Computer Related Hardware 6.5%
        Media 1.9%
        Telecommunications 1.3%

5.9%    Real Estate

6.5%    Energy/Minerals

9.3%    Health Care

20.3%   Consumer
        Goods/Services

15.5%   Finance

11.5%   Industrial
        Goods/Services

8.4%    Other*

* Other includes cash and other assets less liabilities of 7.6%. Foreign equities within the portfolio were 9.0% diversified by country as follows:
      6.1% Europe; 1.1% Canada; 1.1% Asia without Japan; 0.1% Australia; 0.4% Japan; 0.1% Emerging Markets; 0.1% Latin America.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Fund
--------------------------------------------------------------------------------
      >June 30, 1992 through June 30, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 6/10/1970, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P 500 is a broad, market-weighted average of U.S. blue-chip company stock performance. The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. Indexes are unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $5,905.1 million


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                 LIBERTY ACORN      LIBERTY ACORN
                 FUND - A           FUND - A
                 AT NAV             WITH SALES CHARGE    RUSSELL 2000    S&P 500
3/31/92          10000              9425                 10000           10000
                 9697               9139.4               9649.66         10293.7
                 9738.7             9178.7               9777.97         10408.5
                 9501.1             8954.8               9315.55         10195.6
                 9858.3             9291.5               9639.69         10315.6
                 9700.6             9142.8               9367.67         10351
                 9872.3             9304.6               9583.72         10703.4
                 10393.5            9795.9               9888.35         10831.9
                 11000.5            10368                10645           10925.4
                 11455.9            10797.2              11015.9         11074.3
                 11948.5            11261.5              11388.7         11307.9
                 11915.1            11230                11125.7         11034.6
                 12559.7            11837.5              11486.7         11329.8
                 12244.4            11540.4              11171.4         11363
                 13253.4            12491.3              11665.7         11317.2
                 13404.5            12633.7              11738.5         11746.7
                 13336.1            12569.3              11900.5         11656.8
                 14216.3            13398.9              12414.7         11897.7
                 14631.4            13790.1              12765           11784.3
                 15188.9            14315.5              13093.6         11926.8
                 14614.7            13774.4              12662.6         12332.2
                 15158.4            14286.8              13095.5         11997.6
                 15234.2            14358.2              13506.1         11474.5
                 15049.9            14184.5              13457.3         11621.6
                 14321.4            13498                12746.8         11812.4
                 14440.3            13610                12822.5         11522.8
                 14277.1            13456.2              12678.6         11901.2
                 13788.9            12996                12248           12389.1
                 14234.2            13415.8              12449.3         12086.1
                 14890.4            14034.2              13143           12357.7
                 14704.3            13858.8              13099           11907.6
                 14649.9            13807.5              13047.3         12084.3
                 14080              13270.4              12520.3         12397.6
                 14029.3            13222.6              12856.7         12880.8
                 13765.6            12974.1              12694.5         13260.9
                 14213              13395.7              13222.6         13651.4
                 14419.1            13590                13450.3         14197
                 14579.1            13740.8              13749.4         14526.7
                 15026.7            14162.6              13985.8         15008.5
                 15633.8            14734.8              14711.3         15046.2
                 16393.6            15450.9              15558.8         15681.3
                 16567.3            15614.7              15880.6         15625.2
                 16903.6            15931.7              16164.2         16311.1
                 16197.1            15265.7              15441.3         16625.3
                 16660.3            15702.3              16090           17191.1
                 16948.5            15974                16514.5         17350.5
                 17223.1            16232.8              16496.9         17517.5
                 17896.5            16867.5              17011           17775.8
                 18245.5            17196.4              17357.2         18234.2
                 19218              18113                18285.3         18303.8
                 19904.1            18759.6              19005.9         17495.2
                 19517.9            18395.7              18225.5         17864.2
                 18510.8            17446.4              16633.6         18869.6
                 19219.8            18114.6              17599.2         19390.1
                 19927.1            18781.3              18287.2         20855.7
                 19825.4            18685.5              18005.3         20442.5
                 20382.5            19210.5              18747.2         21719.6
                 20771.8            19577.5              19238.5         21802.6
                 21503              20266.6              19623           20990.5
                 21227.8            20007.2              19147.2         22243.6
                 20261.9            19096.8              18243.7         23597.9
                 20373.3            19201.9              18294.6         24655.1
                 21989              20724.6              20329.8         26616.7
                 22998.2            21675.8              21201.1         25125.7
                 24175.8            22785.6              22187.6         26501.7
                 24287              22890.5              22695.4         25616.7
                 26149.8            24646.2              24356.5         26802.5
                 25378.4            23919.1              23286.5         27262.7
                 25378.4            23919.1              23135.9         27564.3
                 25962.1            24469.2              23540.9         29552.4
                 25502.5            24036.1              23169.3         31065.8
                 27366.8            25793.2              24882.6         31378.2
                 29077.2            27405.2              25908.8         30839
                 29504.6            27808.1              26052.1         32091.6
                 28389.3            26757                24649           31749.9
                 28996.9            27329.6              24700.9         27159.5
                 27352.8            25780                22701.2         28899.4
                 22363.6            21077.7              18293.1         31250.2
                 23340.9            21998.8              19724.7         33144.1
                 24519.6            23109.7              20529.2         35054.1
                 25527.4            24059.5              21604.7         36519.9
                 27523.6            25941                22941.6         35384.9
                 27507.1            25925.4              23246.5         36800.6
                 26266.5            24756.2              21363.6         38225.8
                 26545              25018.6              21697.2         37323.1
                 28716.3            27065.1              23641.4         39394.5
                 29172.9            27495.5              23986.8         38164.4
                 30730.8            28963.7              25071.4         37975.6
                 31176.4            29383.7              24383.6         36934.4
                 30266              28525.7              23481.1         39271.7
                 30099.5            28368.8              23486.2         40070
                 31008.5            29225.6              23581.3         42430
                 33207.1            31297.6              24989.4         40298.2
                 36703.8            34593.3              27818.2         39535.4
                 35811.9            33752.7              27371.4         43403.1
                 38465.5            36253.7              31891.4         42097.3
                 36861.5            34742                29788.8         41233.6
                 35593.5            33546.8              27996.3         42250.1
                 34842.4            32839                26364.6         41589.5
                 36187.4            34106.6              28662.8         44172.9
                 36335.7            34246.4              27740.7         41840.8
                 38984.6            36743                29857.3         41663.9
                 39635.6            37356.6              28979.8         38379.2
                 38605.1            36385.3              27686.1         38567
                 36574.5            34471.5              24844.1         39935.3
                 40352.6            38032.4              26977.8         36294
                 41079              38716.9              28382.3         33994.7
                 40023.3            37721.9              26520           36636.5
                 38194.2            35998                25222.8         36881.9
                 41551.5            39162.2              27196           35984.3
                 43313.2            40822.7              27864.4         35630
                 43880.6            41357.5              28826.6         33399.5
                 43020.6            40546.9              27266.2         30702.4
                 41304.1            38929.1              26385.6         31287.9
                 35678.4            33626.9              22833.7         33687.9
                 37205.5            35066.2              24170           33983
                 40040.5            37738.2              26041.1         33487.1
                 42595.1            40145.9              27648.5         32841.3
                 42164.9            39740.4              27360.9         34076.4
                 41612.6            39219.8              26611           32010.4
                 44660.1            42092.1              28749.8         31774.6
6/30/02          43124.6            40,644.89            28284.5         29511


Without                 Class A         Class B         Class C         Class Z
sales charge            $43,125         $42,675         $42,675         $43,540
--------------------------------------------------------------------------------
With
sales charge            $40,645         $42,675         $42,675           N/A


Liberty Acorn Fund $43,125

Liberty Acorn Fund - A with sales charge $40,645

S&P 500 $29,511

Russell 2000 $28,285

--------------------------------------------------------------------------------

Liberty Acorn Fund Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1.    International Game Technology                                         2.8%

Slot Machines & Progressive Jackpots

2.    AmeriCredit                                                           2.1%

Auto Lending

3.    XTO Energy                                                            1.8%

Natural Gas Producer

4.    First Health Group                                                    1.7%

PPO Network

5.    Expeditors International of Washington                                1.6%

International Freight Forwarder

6. Christopher & Banks                                                      1.4%

Specialty Women's Retailer at Moderate Price Levels

7.    Harley-Davidson                                                       1.3%

Motorcycles & Related Merchandise

8. Affiliated Managers Group                                                1.2%

Mutual Fund & Pension Manager

9.    Lincare Holdings                                                      1.1%

Home Health Care Services

10.   SEI Investments                                                       1.0%

Mutual Fund Administration & Investment Management

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       7                                       A

Liberty Acorn International
        >In a Nutshell

[PHOTO]

Liberty Acorn International slid 1.44% (Class A shares, without sales charge) in the second quarter, wiping out about half of its first quarter gain. For the six-month period, the Fund rose 0.76% - not a great return, but respectable in the current environment for equities. As has been the case all year, the Fund's performance fell between the returns posted by the benchmarks. This makes intuitive sense, as the companies we own are small cap by comparison to the EAFE Index, and about twice the size of those in the EMI Global ex US Index (our median market capitalization is $789 million vs. $343 for the EMI).

      The big story for international equities this quarter was the dollar. After a six-year, gravity-defying climb, the U.S. dollar lost 13.8% of its value vs. the euro, and 9.9% vs. the yen. Price swings of this magnitude are not uncommon when multi-year trends reverse. Dollar strength has been a drag on the performance of funds holding international equities for years, because of the need to mark portfolios down for currency depreciation. On fundamentals, the dollar has looked overvalued for a while but markets are known to overshoot, and assets can stay mispriced for extended periods. Even with the recent move, the dollar has retraced less than one-third of its gain against a trade-weighted basket of foreign currencies since 1995. If the return ride approaches a 'round trip,' there could be substantial weakness for the dollar ahead.

      The other big story has been small-cap resilience. Conventional wisdom says that large-cap stocks outperform small-cap stocks during market declines because they are more defensive. But that hasn't happened in this cycle, as discussed in the first quarter report at length. One angle not covered relates to the effect index funds and similar passive investment strategies have had on market behavior worldwide. During the boom, the popularity of index funds pushed up the prices of stocks included in the major indexes at the expense of those left out. Smaller companies lost sponsorship, as institutional shareholders focused on tracking their benchmarks. With the market decline, the absence of institutional sponsorship suddenly turned into an advantage, as selling pressure targeted those stocks in the major indexes disproportionately.

      This is not to say that we have escaped the bear market. Stocks of all types are being marked down wholesale, despite evidence that economic conditions are improving. The portfolio now has a current yield of 1.9%. Dividend plays are one type of stock that we find attractive. Smaller companies in Europe with strong balance sheets, solid franchises, and modest valuations are another. Finally, we have been slowly raising the Fund's exposure to Asia. Equity values there took a severe beating in the 1997-1998 crisis, and the consumer is coming back after a long period of retrenchment. Having led the world into the bear market, Asia may well be first to recover when the cycle turns.


/s/ Leah Joy Zell

Leah Joy Zell
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Stinnes Delivers Gains

Stinnes is a dominant European transport company with a large chemical distribution services business. It was spun-out of German energy giant Veba (now called E.on) in mid-1999. The Fund first bought the stock in the spring of 2000, then added to the position opportunistically, as management delivered on its promise to reorient the group toward higher margin businesses. The value of the company was ultimately recognized, and the Fund's patience rewarded, when Deutsche Bahn, a German rail company, offered to buy Stinnes at a 25% premium to the market price. We believe the deal is good for Deutsche Bahn, good for Stinnes, and good for Liberty Acorn International shareholders.

--------------------------------------------------------------------------------

Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations. Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 06/30/02, the Fund's position in Stinnes was 1.7%.


I                                      8

Liberty Acorn International

      >At a Glance                                          Ticker Symbol: LAIAX

Pretax and After-tax Average Annual Total Returns
(Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through June 30, 2002
                             ---------------------------------------------------
                                     Year to                            Life of
                                      Date*     1 year       5 years      Fund
                             ---------------------------------------------------
Returns before               NAV      0.76%      -7.96%       3.88%      10.44%
taxes                        POP     -5.03      -13.26        2.66        9.77
--------------------------------------------------------------------------------
Returns after taxes          NAV      0.76       -7.96        2.36        9.52
on distributions             POP     -5.03      -13.26        1.16        8.86
--------------------------------------------------------------------------------
Returns after taxes          NAV      0.47       -4.89        3.16        8.91
on distributions and         POP     -3.09       -8.14        2.15        8.31
sale of fund shares
--------------------------------------------------------------------------------
EMI Global
ex US (pretax)                        7.66       -0.99       -1.33        4.11
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*     Year to date data not annualized

--------------------------------------------------------------------------------

Liberty Acorn International Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                              [PIE CHART OMITTED]

17.0%   Consumer Goods & Services

1.7%    Technology Services

3.1%    Utilities

3.2%    Real Estate

7.0%    Energy

7.9%    Broadcasting & Media Content

9.1%    Business Services

17.4%   Industrials

10.8%   Financials

11.4%   Health Care

3.0%    Other Industries

8.4%    Other*

*     Cash and other assets less liabilities.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn International

      > September 23, 1992 through June 30, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/23/1992, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Zshares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The EMI Global ex-US is Salomon Smith Barney's index of the bottom 20% of institutionally investable capital of developed and emerging countries, as selected by Salomon, excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $1,683.9 million


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]


                 LIBERTY ACORN      LIBERTY ACORN
                 INTERNATIONAL - A  INTERNATIONAL - A
                 AT NAV             WITH SALES CHARGE    EMI GLOBAL EX US

9/23/92          10000              9425                 10000
12/31/92         10690.8            10076.1              9537.99
3/31/93          12000.7            11310.7              10968.7
6/30/93          12920.5            12177.6              12126.9
9/30/93          13910.3            13110.5              12871.1
12/31/93         15939.8            15023.2              12508.7
3/31/94          15849.3            14938                13629.2
6/30/94          15548.7            14654.7              14122.6
9/30/94          16491.1            15542.8              14040.5
12/31/94         15334              14452.3              13537.6
3/31/95          14810.5            13958.8              13250.6
6/30/95          15726.5            14822.2              13338.7
9/30/95          16824.8            15857.4              13845.3
12/31/95         16704.9            15744.3              14056.2
3/31/96          18205.9            17159                14862.8
6/30/96          19596.1            18469.3              15499.6
9/30/96          19365.4            18251.9              15129.6
12/31/96         20157.2            18998.2              14905.9
3/31/97          20589.7            19405.8              14800.1
6/30/97          21813.3            20559                15852.6
9/30/97          21666.8            20421                15252.5
12/31/97         20196.2            19034.9              13552.8
3/31/98          23862.4            22490.3              15762.1
6/30/98          24339.3            22939.8              15459.9
9/30/98          20431.6            19256.8              13047.6
12/31/98         23308.5            21968.3              14732.8
3/31/99          23580.3            22224.4              14978
6/30/99          27230.1            25664.3              16103.9
9/30/99          29496.1            27800.1              16839.1
12/31/99         41776.4            39374.2              18462.3
3/31/00          46826.5            44134                18890.6
6/30/00          40186.1            37875.4              18330.8
9/30/00          38507.3            36293.1              17294.8
12/31/00         33397.7            31477.3              16139.4
3/31/01          29250.1            27568.2              14577.4
6/30/01          28670.8            27022.3              14974.4
9/30/01          23262.3            21924.8              12608.1
12/31/01         26187.8            24682                13772.3
3/31/02          26773.1            25233.6              14645.1
6/30/02          26379.5            24862.7              14826.7


Without                 Class A         Class B         Class C         Class Z
sales charge            $26,379         $26,112         $26,098         $26,646
--------------------------------------------------------------------------------
With
sales charge            $24,863         $26,112         $26,098           N/A


Liberty Acorn International - A at NAV $26,379

Liberty Acorn International - A with sales charge $24,863

EMI Global ex US $14,827

--------------------------------------------------------------------------------

Liberty Acorn International Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1.    Rhoen-Klinikum (Germany)                                              2.7%

Hospital Management

2.    Stinnes (Germany)                                                     1.7%

Logistics Services

3.    Autogrill (Italy)                                                     1.6%

Restaurants & Catering for Travelers

4.    Orix (Japan)                                                          1.3%

Leasing & Other Financial Services

5.    TVB (Hong Kong)                                                       1.3%

Television Programming & Broadcasting

6.    Smith & Nephew

(United Kingdom)                                                            1.3%

Medical Equipment & Supplies

7.    Power Financial (Canada)                                              1.2%

Life Insurance & Mutual Funds

8.    Julius Baer (Switzerland)                                             1.1%

Private Banking, Brokerage & Mutual Funds

9.    Neopost (France)                                                      1.1%

Postage Meter Machines

10.   Nintendo (Japan)                                                      1.1%

Entertainment Software & Hardware

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


                                       9                                       I

Liberty Acorn USA
      >In a Nutshell

[PHOTO]

Liberty Acorn USA ended the second quarter down 10.09% (Class A shares, without sales charge) vs. an 8.35% decline of the Russell 2000. For the six-month period ended June 30, 2002, the Fund fell 4.74% while the index dropped 4.70%.

      Accounting scandals, earnings disappointments and telecom meltdowns have caused the stock market to decline sharply in 2002. Even in tough markets, however, there are always companies that prosper. The Fund's second quarter and six-month performance benefited from the strength of niche holdings such as retailer Christopher & Banks. The company is seeing strong sales of its clothing, designed to appeal to female baby boomers. Micros Systems posted gains when most software names froze up thanks to its dominant niche position in hotel and restaurant software. Lincare Holdings, a provider of home respiratory care, also posted positive returns. Demand for its services is strong and Lincare is dominant in its niche. It is prospering while several of its competitors have gone out of business.

      The Fund's big losers were stocks of companies that are highly leveraged. Magellan Health Services, for example, has roughly $20-a-share of debt on its books making the equity piece extremely volatile. Leverage has the effect of magnifying the upside and the downside. Heavy debt also was an issue with Western Wireless. The company is less leveraged than many cellular phone companies but, again, the magnified impact of leverage drove the stock down sharply. Mediacom Communications, a cable television franchise, also dropped largely due to its highly leveraged status. The tumble in telecoms provided another performance hurdle. In addition to Mediacom and Western Wireless, the Fund holds Telephone and Data Systems and Seachange International, two additional telecom names that were among the Fund's losers. Telecom sank as overcapacity in the sector drove prices down.

      Fear is the current market fad. The papers are loaded with stories predicting prolonged bear market conditions and new scandals seem to be popping up each day. In response, investors are taking money out of the market. Like those investors who jumped in at the high in 1999 just in time to catch the ride down, investors who jump out now may miss out on some terrific deals. I would argue that this may be a better time to invest than any time in the last two years.


/s/ Robert A. Mohn

Robert A. Mohn
Lead Portfolio Manager

--------------------------------------------------------------------------------

      Sizing Up
      Christopher & Banks

Christopher & Banks is a mall-based retailer that offers moderate-priced apparel designed to appeal to female baby boomers. Its customers traditionally shopped at department stores but as those stores began focusing more on junior sizes, they alienated this customer base. Christopher & Banks has also responded to a need for larger-sized options among its target customer, launching a plus-size concept called CJ Banks. Christopher & Banks gets 100% of its merchandise overseas - as do many retailers - but the company has developed exclusive relationships with its suppliers and is able to buy direct as opposed to paying an agent. The franchise is posting strong same-store sales and was up 29% for the quarter and 25% year-to-date.

--------------------------------------------------------------------------------


Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Christopher & Banks, 1.6%; Micros Systems, 4.5%; Lincare Holdings, 2.5%; Magellan Health Services, 0.3%; Western Wireless, 0.7%; Mediacom Communications, 1.3%; Telephone and Data Systems, 1.8%; Seachange International, 1.1%.


U                                      10

Liberty Acorn USA
      >At a Glance

                                                            Ticker Symbol: LAUAX

Pretax and After-tax Average Annual Total Returns
(Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through June 30, 2002
                             ---------------------------------------------------
                                       Year to                          Life of
                                        Date*     1 year     5 years     Fund
                             ---------------------------------------------------
Returns before               NAV       -4.74%    -10.16%      9.12%      13.22%
taxes                        POP      -10.22     -15.33       7.83       12.08
--------------------------------------------------------------------------------
Returns after taxes          NAV       -4.74     -10.34       8.05       12.27
on distributions             POP      -10.22     -15.49       6.78       11.13
--------------------------------------------------------------------------------
Returns after taxes          NAV       -2.91      -6.11       7.23       10.85
on distributions and         POP       -6.28      -9.29       6.15        9.86
sale of fund shares
--------------------------------------------------------------------------------
Russell 2000 (pretax)                  -4.70      -8.60       4.44        7.12
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*     Year to date data not annualized

--------------------------------------------------------------------------------

Liberty Acorn USA Portfolio Diversification
--------------------------------------------------------------------------------

     >as a % of net assets, as of June 30, 2002

                              [PIE CHART OMITTED]

33.3%   Information
        Software & Services 21.0%
        Telecommunications 5.8%
        Media 3.8%
        Computer Related Hardware 2.7%

4.6%    Industrial Goods & Services

5.3%    Energy & Minerals

11.7%   Finance

18.3%   Health Care

14.5%   Other*

12.3%   Consumer
        Goods & Services

*     Other includes cash and other assets less liabilities of 10.1%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn USA
--------------------------------------------------------------------------------

      >September 4, 1996 through June 30, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 9/4/1996, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between the Class A, B, and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The Russell 2000 is a market-weighted index of 2,000 smaller U.S. companies formed by taking the largest 3,000 U.S. companies and eliminating the largest 1,000. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $325.0 million


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                 LIBERTY ACORN      LIBERTY ACORN
                 USA - A            USA - A
                 AT NAV             WITH SALES CHARGE    RUSSELL 2000
9/4/96           10000              9425                 10000
                 10720              10103.6              10359.9
                 10810              10188.5              10200.2
                 11259.7            10612.3              10620.5
                 11649.3            10979.5              10898.9
                 12209.7            11507.6              11116.7
                 11919.1            11233.7              10847.1
                 11479.3            10819.2              10335.3
                 11419.6            10762.9              10364.1
                 12509              11789.7              11517.1
                 13318.3            12552.5              12010.7
                 13998.9            13194                12569.6
                 14348.9            13523.8              12857.2
                 15338.9            14457                13798.3
                 15139.5            14269                13192.1
                 15169.8            14297.5              13106.8
                 15412.5            14526.3              13336.2
                 15076.5            14209.6              13125.7
                 16320.4            15381.9              14096.3
                 17400.8            16400.2              14677.7
                 17992.4            16957.8              14758.8
                 17227.7            16237.1              13964
                 17525.7            16518                13993.4
                 16593.4            15639.3              12860.5
                 13936.8            13135.4              10363.3
                 14152.8            13339                11174.3
                 14655.2            13812.5              11630.1
                 15404.1            14518.4              12239.4
                 16306.8            15369.1              12996.7
                 15778.4            14871.2              13169.4
                 14896.4            14039.9              12102.8
                 15017.1            14153.6              12291.7
                 16096.8            15171.3              13393.2
                 16735.9            15773.6              13588.8
                 17651.3            16636.4              14203.3
                 18048.5            17010.7              13813.6
                 16823              15855.7              13302.3
                 16866.7            15896.9              13305.2
                 17860.2            16833.2              13359.1
                 18810.3            17728.7              14156.8
                 20059.3            18905.9              15759.4
                 19054.4            17958.7              15506.3
                 19868              18725.6              18066.9
                 19820.3            18680.6              16875.8
                 17568.7            16558.5              15860.3
                 16526.9            15576.6              14935.9
                 16834.3            15866.3              16237.9
                 16748.4            15785.4              15715.4
                 17765.1            16743.6              16914.5
                 17642.5            16628                16417.4
                 17642.5            16628                15684.5
                 16613.9            15658.6              14074.5
                 18230.5            17182.2              15283.3
                 19382.6            18268.1              16079
                 19320.6            18209.7              15023.9
                 18866.6            17781.7              14289
                 21145.7            19929.8              15406.9
                 22321.4            21037.9              15785.6
                 22933              21614.3              16330.6
                 23164.6            21832.6              15446.7
                 22516              21221.3              14947.8
                 19257.9            18150.6              12935.6
                 19306.1            18196                13692.6
                 20433.5            19258.6              14752.6
                 21628.9            20385.2              15663.2
                 21875.5            20617.6              15500.3
                 21120.8            19906.3              15075.5
                 22916.8            21599                16287.1
6/30/02          20605.3            19420.5              14926.8


Without                 Class A         Class B         Class C         Class Z
sales charge            $20,605         $20,397         $20,397         $20,801
--------------------------------------------------------------------------------
With
sales charge            $19,420         $20,397         $20,397           N/A


Liberty Acorn USA - A at NAV $20,605

Liberty Acorn USA - A with sales charge $19,420

Russell 2000 $14,927

--------------------------------------------------------------------------------

Liberty Acorn USA Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1.    JDA Software                                                          5.0%

Applications/Software & Services for Retailers

2.    Micros Systems                                                        4.5%

Information Systems for Restaurants & Hotels

3.    AmeriCredit                                                           4.3%

Auto Lending

4.    Conectiv                                                              4.0%

Electric Utility in New Jersey, Delaware & Maryland

5.    ITT Educational Services                                              3.8%

Technology Oriented Postsecondary Degree Programs

6.    Beverly Enterprises                                                   3.0%

Nursing Homes

7.    Markel                                                                2.6%

Specialty Insurance

8.    Salem Communications                                                  2.5%

Radio Stations for Religious Programming

9.    Lincare Holdings                                                      2.5%

Home Health Care Services

10.   Edwards Lifesciences                                                  2.4%

Heart Valves

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       11                                      U

Liberty Acorn Foreign Forty
      >In a Nutshell

[PHOTOS]

Liberty Acorn Foreign Forty rose 0.85% (Class A shares, without sales charge) for the second quarter, performing better than the EAFE and slightly worse than its benchmark. The SSB World ex US Cap Range $2-$10B gained 1.42% and the EAFE Index fell 2.12% during the same time period. Year-to-date, the Fund is down 2.15% while the SSB World ex US $2-$10B is up 5.64%. The relative underperformance for the six-month period can be largely attributed to the weakness in the Fund's UK and Japanese holdings in the early months of the year.

      The Fund's top performers for the quarter were two Irish financial names:
Irish Life & Permanent, up 17%, and Anglo Irish Bank, up 38%. European financial stocks have benefited from low interest rates and tame inflation. Irish Life is a major player in one of the fastest growing life assurance markets in Europe. The company has managed to gain considerable market share by cutting costs, developing a multi-channel network for its products, and improving customer service. Anglo Irish Bank has exceptional asset quality and has earned the loyalty of its customers. As a result, loan growth has outpaced its peers and the share price has followed.

      Another winner for the quarter was Givaudan, a Swiss-based manufacturer of flavors and fragrances. The stock gained nearly 28% in the quarter on news that the company would not go ahead with a potentially expensive acquisition. Japanese holdings were good performers for the Fund as well, helped in part by the weakening dollar. The yen strengthened 10% against the U.S. dollar during the quarter. Located in Tokyo, Oriental Land is the world's largest Disney theme park. The stock increased 15% in the quarter. Other Japanese winners included KAO, a maker of soap and cosmetics, which rose 26%, and Fuji TV, which rose 18%.

      On the downside, two blow-ups dominated the quarter's losses. Amdocs, a software provider to the telecommunications industry, crashed when management pre-announced weak earnings for the quarter. Since the bulk of its business is based on long-term contracts, Amdocs' management has historically been able to set aggressive growth targets and achieve them. The stock's decline mirrors the general malaise in software and telecom stocks worldwide. French engineering and construction company Technip was off 21% in the quarter. Management preannounced a very weak quarter and the new revenue and earnings targets were below analyst expectations.

      The investment environment both at home and abroad has been a tough one for investors. Given the breadth of corporate problems around the world, and the lack of a sustained economic recovery, we believe volatility will continue to be high and investor confidence will continue to be tested. Against this backdrop, stock prices have been marked down a lot, which should lead to a number of higher-quality names selling at bargain-basement prices. In a weak U.S. market, the euro and the yen may continue to strengthen against the U.S. dollar.


/s/ Todd M. Narter                              /s/ Christopher J. Olson

Todd M. Narter                                  Christopher J. Olson
Co-Portfolio Manager                            Co-Portfolio Manager


--------------------------------------------------------------------------------

      Essilor's Clear Vision

Based in France, Essilor International is a global leader in eyeglass lens manufacturing. As the world population ages, Essilor stands to benefit from a larger percentage of the population wearing glasses and demanding higher performing technology (polycarbonate lenses, bifocals, photochromic lenses). Essilor has established a strong customer base throughout the world; its initiative to buy up laboratories in the United States has taken the competition by surprise and is firming up market share gains. In Japan, its joint venture with Nikon broke even in 2001, after 18 months in operation. The company's second quarter results, reported in mid-July, confirmed an acceleration of organic growth on the back of the success of its photochromic and polycarbonate lenses. Added to the Fund in the second quarter, Essilor is outperforming its market and the index.

--------------------------------------------------------------------------------

As of 11/23/01 Liberty Acorn Foreign Forty became a diversified fund. Prior to that, Liberty Acorn Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on its total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Irish Life & Permanent, 3.5%; Anglo Irish Bank, 2.4%; Givaudan, 3.2%; Oriental Land, 4.6%; KAO, 0.0%; Fuji TV, 0.0%; Amdocs, 0.5%; Technip, 2.1%; Essilor International, 2.4%.


F40                                    12

Liberty Acorn Foreign Forty
      >At a Glance                                          Ticker Symbol: LAFAX

Pretax and After-tax Average Annual Total Returns
(Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through June 30, 2002

                           -----------------------------------------------------
                                     Year to                            Life of
                                      Date*      1 year     3 years      Fund
                           -----------------------------------------------------
Returns before               NAV      -2.15%     -12.84%     -2.92%      5.18%
taxes                        POP      -7.78      -17.85      -4.81       3.47
--------------------------------------------------------------------------------


Returns after taxes          NAV      -2.15      -12.84      -3.05       5.03
on distributions             POP      -7.78      -17.85      -4.95       3.32
--------------------------------------------------------------------------------
Returns after taxes          NAV      -1.32       -7.88      -2.34       4.16
on distributions and         POP      -4.78      -10.96      -3.84       2.76
sale of fund shares
--------------------------------------------------------------------------------
SSB World ex-US Cap                    5.64       -2.61      -0.74       1.93
Range $2-$10B (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*     Year to date data not annualized

Liberty Acorn Foreign Forty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                              [PIE CHART OMITTED]

7.4%    Energy & Minerals

9.9%    Information Technology

10.1%   Industrial Goods/Services

23.0%   Finance

21.0%   Health Care

9.3%    Other*

19.3%   Consumer Goods/Services

*     Other includes cash and other assets less liabilities of 5.6%.
--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
      >November 23, 1998 through June 30, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/1998, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

SSB World ex-US Cap Range $2-$10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. The index is unmanaged and returns for the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $41.2 million
--------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]

                 LIBERTY ACORN      LIBERTY ACORN        SSB WORLD EX-US
                 FOREIGN FORTY - A  FOREIGN FORTY - A    CAP RANGE
                 AT NAV             WITH SALES CHARGE    $2-$10B
11/23/98         10000              10000                10000
                 10140              10140                10045.1
                 10999.9            10999.9              10338.8
                 11789.7            11789.7              10309.8
                 11589.2            11589.2              10051.8
                 11978.6            11978.6              10449.2
                 12238.6            12238.6              11032.4
                 12168.8            12168.8              10566.6
                 13108.2            13108.2              10952.7
                 13509.4            13509.4              11362
                 13770.1            13770.1              11489.6
                 13620              13620                11529.7
                 14130.7            14130.7              11535.1
                 16996.5            16996.5              11864.4
                 19972.5            19972.5              12771.7
                 19661              19661                12154.3
                 24240              24240                12310.7
                 23088.6            23088.6              12679.7
                 21255.4            21255.4              12171.7
                 18919.4            18919.4              11975.8
                 19848.3            19848.3              12610.8
                 19465.3            19465.3              12203.1
                 20263.4            20263.4              12586.3
                 19234              19234                12168
                 18487.7            18487.7              11791
                 16126.8            16126.8              11439.8
                 17307.3            17307.3              11998.2
                 17862.9            17862.9              11938.6
                 15814              15814                11505
                 13694.9            13694.9              10607.5
                 14411.2            14411.2              11390.6
                 14370.8            14370.8              11293.2
                 13761.5            13761.5              10999.4
                 13040.4            13040.4              10723.4
                 12766.5            12766.5              10626.2
                 10612.8            10612.8              9391.94
                 11283.6            11283.6              9769.16
                 11903              11903                10118.3
                 12258.9            12258.9              10140.2
                 11628.8            11628.8              9840.78
                 11486.9            11486.9              9990.63
                 11894.3            11210.4              10562.2
6/30/02          11995.9            11306.1              10712.1


Without                 Class A         Class B         Class C         Class Z
sales charge            $11,996         $11,854         $11,864         $12,047
--------------------------------------------------------------------------------
With
sales charge            $11,306         $11,554         $11,864           N/A


Liberty Acorn Foreign Forty - A at NAV $11,996

Liberty Acorn Foreign Forty - A with sales charge $11,306

SSB World ex-US Cap Range $2-$10B $10,712

--------------------------------------------------------------------------------

Liberty Acorn Foreign Forty Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1.    Rhoen-Klinikum (Germany)                                              4.8%

Hospital Management

2.    Oriental Land (Japan)                                                 4.6%

Disney Theme Park Operator

3.    Kerry Group (Ireland)                                                 4.5%

Food Ingredients

4.    DNB Holding (Norway)                                                  4.3%

Universal Bank

5.    Synthes-Stratec (Switzerland)                                         4.1%

Products for Orthopedic Surgery

6.    Pargesa Holdings

(Switzerland)                                                               3.6%

Industrial & Media Conglomerate

7.    Irish Life & Permanent (Ireland)                                      3.5%

Life Insurance & Savings Products

8.    Alliance Unichem

(United Kingdom)                                                            3.4%

Pharmaceutical Wholesaler & Retailer

9.    Orix (Japan)                                                          3.4%

Finance Leasing

10.   Givaudan (Switzerland)                                                3.2%

Industrial Fragrances & Flavors

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

--------------------------------------------------------------------------------


                                       13                                    F40

Liberty Acorn Twenty

      >In a Nutshell

[PHOTO]

Liberty Acorn Twenty declined 4.45% (Class A shares, without sales charge) during the quarter, beating the 9.31% fall of the S&P MidCap 400 and the 13.40% drop in the large-cap S&P 500. For the six-month period ended June 30, 2002, Liberty Acorn Twenty fell 5.21% vs. a 3.21% loss for the S&P MidCap 400 and a 13.16% decline for the S&P 500. Although we are always dissatisfied when losing money, we are pleased with the Fund's relative outperformance during a particularly challenging quarter for the equity markets and the subsequent improvement for the year-to-date return relative to the Fund's benchmark.

      A new purchase, Fidelity National Financial, topped the Fund's winners' list for the quarter with a gain of 21% from the Fund's purchase price. Fidelity National is the country's largest title insurance company and has enjoyed a boom in business from new home purchases and mortgage refinancings. Lincare Holdings, Boston Scientific, and First Health Group were all up 16% to 19% due to strong growth in the health care industry, which has generally been insulated from the economic downturn.

      By far the Fund's biggest losing position in 2002 has been Dynegy. A competitor to Enron in the energy trading business, Dynegy has been closely scrutinized. Our assessment of the stock for Liberty Acorn Twenty led to our selling it and buying a different security that offered a more attractive risk/reward profile. This new stock, Moody's Investors Services, returned 15% during the quarter from the Fund's purchase price. Moody's Investors Services provides rating services for credit obligations.

      Because of the increased market volatility, we are analyzing a growing number of investment candidates. Should prices drop to favorable levels, we will swap into these stocks in an effort to upgrade the quality of the Fund's portfolio. In addition, we are carefully managing the Fund to attempt to minimize any taxable distributions this year.


/s/ John H. Park

John H. Park
Lead Portfolio Manager


--------------------------------------------------------------------------------

      Valuing Fidelity
      National Financial

Fidelity National Financial (FNF) is the largest title insurance company in the country. Its business has benefited from the strong growth of home purchases and mortgage refinancings. While this business is tied to the interest rate cycle, we like the stock's long-term prospects given the company's dominant position, high switching costs, low level of losses, conservative reserves and generous cash flow generation. In addition, FNF is undervalued because it owns two publicly traded subsidiaries in related businesses: Fidelity National Information Services (FNIS) and Micro General (MGEN). By stripping out the per share value of its two subsidiaries, FNF was trading at its book value and we felt it was worth 1.6-times book value. Since our purchase, the stock has appreciated 21%.

--------------------------------------------------------------------------------


Liberty Acorn Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Fidelity National Financial, 3.0%; Lincare Holdings, 4.1%; Boston Scientific, 5.0%; First Health Group, 6.3%; Dynegy, 0.0%; Moody's Investors Services, 2.2%.


20                                     14

Liberty Acorn Twenty

      >At a Glance                                          Ticker Symbol: LTFAX

Pretax and After-tax Average Annual Total Returns
(Based on Class A share returns)
--------------------------------------------------------------------------------
      >Through June 30, 2002
                             ---------------------------------------------------
                                      Year to                           Life of
                                       Date*       1 year     3 years     Fund
                             ---------------------------------------------------
Returns before               NAV       -5.21%      -1.38%      6.54%     13.48%
taxes                        POP      -10.66       -7.05       4.46      11.63
--------------------------------------------------------------------------------
Returns after taxes          NAV       -5.21       -1.42       5.69      12.72
on distributions             POP      -10.66       -7.08       3.63      10.89
--------------------------------------------------------------------------------
Returns after taxes          NAV       -3.20       -0.81       5.04      10.88
on distributions and         POP       -6.54       -4.29       3.35       9.32
sale of fund shares
--------------------------------------------------------------------------------
S&P MidCap                             -3.21       -4.72       6.66      10.67
400 (pretax)
--------------------------------------------------------------------------------

Past performance, before and after taxes, cannot predict future investment results. After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Investment returns and principal value may fluctuate, resulting in a gain or loss on sale. Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

*     Year to date data not annualized

--------------------------------------------------------------------------------

Liberty Acorn Twenty Portfolio Diversification
--------------------------------------------------------------------------------
      >as a % of net assets, as of June 30, 2002

                              [PIE CHART OMITTED]

21.7%   Health Care

4.7%    Media

5.6%    Industrial Goods/Services

10.4%   Consumer Goods/Services

12.4%   Computer Related Hardware

19.7%   Software & Services

18.0%   Finance

7.5%    Other

**    Cash and other assets less liabilities.

--------------------------------------------------------------------------------

The Value of a $10,000 Investment in Liberty Acorn Twenty
--------------------------------------------------------------------------------
      >November 23, 1998 through June 30, 2002

Illustration is based on a hypothetical $10,000 investment in Class A shares of the Fund, which includes the 5.75% maximum initial sales charge. The Fund commenced operations on 11/23/1998, but until 10/16/2000, offered only the shares that are now designated Class Z shares. The historical performance of Class A, B and C shares for the period prior to 10/16/2000 is based on the performance of Class Z shares. The Class A, B and C share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A, B and C and Class Z. Had the expense differential been reflected, the returns for the period prior to the inception of the newer class shares would have been lower. Performance may reflect any voluntary waiver or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The S&P MidCap 400 is a broad, market-weighted index of 400 stocks that are in the next size/tier down from the S&P 500. The index is unmanaged and returns for the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. Past performance does not guarantee future results. Performance changes over time. Visit libertyfunds.com for daily updates.

Total Net Assets: $117.7 million


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL]


                 LIBERTY ACORN      LIBERTY ACORN
                 TWENTY - A         TWENTY - A           S&P
                 AT NAV             WITH SALES CHARGE    MIDCAP 400
11/23/98         10000              9425                 10000
                 10030              9453.28              9911.29
                 10710              10094.2              11108.9
                 11000.3            10367.8              10676.2
                 10709.9            10094                10117.2
                 11479.9            10819.8              10399.9
                 12709.4            11978.6              11220.2
                 12729.7            11997.8              11268.8
                 13040.4            12290.5              11872.2
                 13190.3            12431.9              11619.9
                 12059.9            11366.5              11221.7
                 12109.4            11413.1              10875.1
                 12969.1            12223.4              11429.3
                 13249.2            12487.4              12029.2
                 13846.8            13050.6              12744.1
                 13472.9            12698.2              12385.2
                 13553.8            12774.4              13252
                 14170.5            13355.6              14361.1
                 13463.4            12689.2              13859.6
                 13099.8            12346.6              13686.7
                 14319.4            13496.1              13887.7
                 13931.4            13130.3              14107.1
                 15431.8            14544.5              15682.2
                 15799.1            14890.6              15574.8
                 15928.6            15012.7              15046.7
                 14382              13555                13910.9
                 15454.8            14566.2              14975.1
                 15903              14988.6              15308.6
                 14972.7            14111.8              14435
                 14381.3            13554.4              13361.8
                 15421              14534.3              14835.8
                 16263              15327.9              15181.3
                 15989.8            15070.4              15120
                 15836.3            14925.7              14894.8
                 15092              14224.2              14407.6
                 14162.3            13348                12615.5
                 14458.3            13627                13173.5
                 15957.7            15040.1              14153.5
                 16637.5            15680.8              14884.7
                 16308              15370.3              14807.3
                 15957.4            15039.9              14825.6
                 16506.3            15557.2              15885.4
                 15606.8            14709.4              15811.1
                 16045.3            15122.7              15544.4
6/30/02          15770.5            14863.7              14406.7

Without                 Class A         Class B         Class C         Class Z
sales charge            $15,770         $15,606         $15,596         $15,869
--------------------------------------------------------------------------------
With
sales charge            $14,864         $15,306         $15,596           N/A


Liberty Acorn Twenty - A at NAV $15,770

Liberty Acorn Twenty - A with sales charge $14,864

S&P MidCap 400 $14,407

--------------------------------------------------------------------------------

Liberty Acorn Twenty Top 10 Holdings (as a % of net assets)
--------------------------------------------------------------------------------

1.    H&R Block                                                             8.2%

Tax Preparation

2.    First Health Group                                                    6.3%

PPO Network

3.    Synopsys                                                              6.1%

Software for Designing Semiconductor Chips

4.    Expeditors International of Washington                                5.6%

International Freight Forwarder

5.    Associated Banc-Corp                                                  5.3%

Midwest Bank

6.    Markel                                                                5.0%

Specialty Insurance

7.    Boston Scientific                                                     5.0%

Stents & Catheters

8.    International Game

Technology                                                                  4.8%

Slot Machines & Progressive Jackpots

9.    Liberty Media Group, AT&T                                             4.7%

CATV Programming & Media Company Holdings

10.   Jones Apparel                                                         4.5%

Women's Apparel

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.


                                       15                                     20

Liberty Acorn Fund
      >Major Portfolio Changes in the Second Quarter (Unaudited)


                                                           Number of Shares
                                                    ----------------------------
                                                     03/31/02           06/30/02

Additions
--------------------------------------------------------------------------------
      Information
Advanced Digital Information                          525,000            615,000
American Management Systems                           700,000            775,000
AnswerThink Consulting                                853,000          2,040,000
Aspect Communications                                 600,000          1,200,000
Avid Technology                                     1,500,000          1,850,000
Avnet                                                 540,000            585,000
Avocent                                               427,000            517,000
Bsquare                                             3,200,000          3,300,000
Celestica (Canada)                                    200,000            260,000
Ciber                                               2,800,000          3,100,000
Commonwealth Telephone                                780,000            800,000
Crown Castle International                          1,000,000          2,000,000
Cumulus Media, Cl. A                                  520,000            575,000
Dionex                                                431,000            475,000
E.Piphany                                             758,000          3,250,000
Igate Capital                                       3,959,000          4,100,000
Indus International                                 1,400,000          2,350,000
Insight Communications                                200,000          1,400,000
Integrated Circuit Systems                            590,000            785,000
JD Edwards                                          3,225,000          3,350,000
JDA Software Group                                  1,275,000          1,375,000
Kronos                                              1,100,000          1,238,000
MAPICS                                              1,700,000          1,743,000
Mediacom Communications                             1,600,000          2,000,000
Mettler Toledo                                        510,000            700,000
Microsemi                                             339,000            519,000
Novell                                              6,550,000          7,000,000
RealNetworks                                                0            700,000
RSA Security                                        1,000,000          1,609,000
Smart Force                                                 0          4,060,000
THQ                                                 1,275,000          1,500,000

(includes the effect of a 3 for 2 stock split)
TietoEnator (Finland)                                 255,000            350,000
Torex (United Kingdom)                                      0            600,000
Travelsky Technology (Hong Kong)                            0          7,000,000
Trimble Navigation                                          0            485,000
Western Wireless                                    1,200,000          1,700,000
Witness Systems                                             0            343,000
Zebra Technologies                                    140,000            193,000

--------------------------------------------------------------------------------
      Health Care
Ciphergen Biosystems                                  806,000          1,080,000
Dendrite International                                      0          1,000,000
Edwards Lifesciences                                  670,000            984,000
First Health Group                                  3,323,000          3,508,000
Inhale Therapeutic Systems                            745,000          1,583,000
Kensy Nash                                            150,000            536,000
Lincare Holdings                                    1,835,000          2,096,000
Martek Biosciences                                          0            160,000
Medarex                                               280,000            355,000
Nestor Healthcare
(United Kingdom)                                            0            700,000
Rhoen-Klinikum (Germany)                              100,000            210,000
Sangamo Biosciences                                    78,000            500,000
Sola International                                    127,000            600,000
Steris                                                858,000          1,055,000
Synaptic Pharmaceutical                               260,000            598,000
Syncor International                                  557,000            737,000
Techne                                                      0            360,000
Visx                                                  682,000            770,000
Yuhan (South Korea)                                         0             80,000

--------------------------------------------------------------------------------
      Consumer Goods/Services
Alliance Gaming                                       190,000          1,660,000
(includes the effect of a 2 for 1 stock split)
Cheesecake Factory                                          0            108,000
Chico's Fas                                           788,000          1,130,000
Coach                                                 872,000          1,012,000
Columbia Sportswear                                   120,000            250,000
Furniture Brands International                        738,000            970,000
Genesco                                               150,000            250,000
Hon Industries                                        624,000            725,000
International Speedway Motors                               0            255,000
Kerry Group (Ireland)                                 650,000          1,000,000
LaQuinta                                              384,000          2,150,000
Lion Nathan (Australia)                                     0          2,000,000
Magna Entertainment, Cl. A
(Canada)                                                    0          1,750,000
Michaels Stores                                       940,000          1,115,000
Mohawk Industries                                     556,000            670,000
NH Hoteles (Spain)                                          0            430,000
Orkla (Norway)                                        413,500            551,500
Princeton Review                                      610,000          1,250,000
Scotts Company                                        370,000            570,000
SCP Pool                                                    0            450,000
Six Flags                                           1,450,000          1,900,000
Steiner Leisure                                     1,060,000          1,253,000
Steven Madden                                         448,000            503,000
Tweeter Home Entertainment                            200,000            400,000
Uni-Charm (Japan)                                     205,000            255,000


A                                      16

                                                           Number of Shares
                                                    ----------------------------
                                                     03/31/02           06/30/02

Additions, continued
--------------------------------------------------------------------------------
      Finance
Aeon Credit Service (Japan)                                 0             60,000
Anchor Bancorp Wisconsin                              962,000          1,008,000
Associated Banc-Corp                                1,125,000          1,608,000
Eaton Vance                                           450,000            470,000
First Federal Capital                                  13,000            200,000
Glacier Bancorp                                       673,000            795,000
HCC Insurance Holdings                              1,000,000          1,200,000
Knight Trading                                        720,000          2,624,000
Neuberger Berman                                    1,050,000          1,100,000
Peoples Bank Bridgeport                             1,981,000          2,163,000
Scottish Annuity & Life (Bermuda)                           0            225,000
Umpqua Holdings                                       227,000            284,000

--------------------------------------------------------------------------------
      Industrial Goods/Services
Ametek                                                698,000            850,000
Cadiz                                                 600,000          1,800,000
Clark/Bardes Consulting                               887,000          1,500,000
Cuno                                                  344,000            600,000
Donaldson                                             225,000            550,000
Esco Technologies                                     266,000            750,000
Expeditors International of
Washington                                          2,814,000          2,900,000
(includes the effect of a 2 for 1 stock split)
Grafton Group (Ireland)                                     0          1,300,000
Hagemeyer (Netherlands)                               576,600            675,000
Insituform Technologies                               200,000            850,000
Jenoptik (Germany)                                          0            250,000
Mobile Mini                                           520,000            825,000
Nuco2                                                  48,000            434,000
Pall                                                        0            600,000
Sembcorp Logistics (Singapore)                        980,000          4,500,000
Spartech                                            1,100,000          1,600,000
Tetra Tech                                          1,100,000          2,000,000
Toppan Forms (Japan)                                  325,000            390,000
UTI Worldwide                                         400,000            500,000
Watsco                                                543,000          1,000,000

--------------------------------------------------------------------------------
      Energy/Minerals
Gamesa (Spain)                                        340,000            495,000
Harmony Gold (South Africa)                                 0            200,000
Southwestern Energy                                         0            700,000

--------------------------------------------------------------------------------
      Other Industries
Chelsea Properties Group                                    0            400,000
Consorcio (Mexico)                                    263,000          2,800,000
Federal Realty Investment Trust                             0            380,000
General Growth Properties                             505,000            615,000
Glimcher Realty Trust                                       0            525,000
Keystone Property Trust                                     0            680,000
Mills                                                       0            425,000
The Rouse Company                                   1,000,000          1,160,000

Sales
--------------------------------------------------------------------------------
      Information
Independent News & Media
(Ireland)                                           3,320,000          2,688,000
Konami (Japan)                                        265,000                  0
Martha Stewart Living
Omnimedia                                             700,000            500,000
Pemstar                                               818,000                  0
Peregrine Systems                                     200,000                  0
Telephone & Data Systems                              380,000            350,000
Choicepoint                                           556,000            463,000
(includes the effect of a 4 for 3 stock split)

--------------------------------------------------------------------------------
      Consumer Goods/Services
Hot Topic                                             693,000            648,000
Pier 1 Imports                                        900,000            600,000
ITT Educational Services                            2,600,000          2,400,000
(includes the effect of a 2 for 1 stock split)

--------------------------------------------------------------------------------
      Finance
AmeriCredit                                         4,466,000          4,341,000
Anglo Irish Bank (Ireland)                          3,000,000          2,827,000
Banca Fideuram (Italy)                              1,000,000                  0

--------------------------------------------------------------------------------
      Industrial Goods/Services
Sero Group (United Kingdom)                         5,100,000          4,000,000
Wackenhut, Cl. B                                    1,526,000                  0

--------------------------------------------------------------------------------
      Energy/Minerals
Enerflex Systems (Canada)                             600,000            572,900
Hanover Compressor                                    840,000            800,000
Tesoro Petroleum                                    1,120,000            870,000

--------------------------------------------------------------------------------
      Other Industries
AMB Property                                                0            540,000
Sierra Pacific Resources                              300,000                  0


                                       17                                      A

Liberty Acorn Fund
      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 92.4%
--------------------------------------------------------------------------------
Information: 22.6%
              Media
              >Broadcasting: 0.2%
  2,300,000   TVB (Hong Kong)                                            $9,790
              Television Programming & Broadcasting
    200,000   Young Broadcasting (b)                                      3,556
              Television Stations
--------------------------------------------------------------------------------
                                                                         13,346
              >Radio: 0.5%
    850,000   Salem Communications (b)                                   21,140
              Radio Stations for Religious Programming
    575,000   Cumulus Media, Cl. A                                        7,923
              Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                         29,063
              >Television Programming/CATV: 1.2%
  2,500,000   Liberty Media Group, AT&T (b)                              25,000
              CATV Programming & Media Company Holdings
  1,400,000   Insight Communications (b)                                 16,422
              CATV Franchises in MidWest
    900,000   Corus Entertainment (Canada) (b)                           15,976
              CATV Programming & Radio Stations
  2,000,000   Mediacom Communications (b)                                15,580
              Cable Television Franchises
--------------------------------------------------------------------------------
                                                                         72,978
              Telecommunications
              >Telecommunications/Wireline
              Communications: 0.6%
    800,000   Commonwealth Telephone (b)                                 32,192
              Rural Phone Franchises & CLEC
    700,000   Time Warner Telecom (b)                                     1,176
              Facilites Based End-to-End CLEC
--------------------------------------------------------------------------------
                                                                         33,368
              >Mobile Communications: 0.7%
    350,000   Telephone & Data Systems                                   21,193
              Cellular & Telephone Services
  2,000,000   Crown Castle International (b)                              7,860
              Communication Towers in USA & UK
  1,700,000   Western Wireless (b)                                        5,440
              Rural Cellular Phone Franchises
    533,000   COMARCO (b)(c)                                              4,200
              Wireless Network Testing
--------------------------------------------------------------------------------
                                                                         38,693
              Computer Related Hardware
              >Computer Hardware/Related Systems: 1.2%
  1,925,000   Seachange International (b)(c)                             16,902
              Systems for Video on Demand & Ad Insertion
    331,900   Neopost (France) (b)                                       13,263
              Postage Meters
    193,000   Zebra Technologies (b)                                      9,306
              Bar Code Printing Hardware, Supplies & Software
    517,000   Avocent (b)                                                 8,231
              Computer Control Switches
    360,000   Excel Technologies (b)                                      7,560
              Laser Systems & Electro-Optical Components
    365,000   Universal Electronics (b)                                   5,460
              Remote Control Devices for Consumer Electronics

Principal Amount (000) or
Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

    615,000   Advanced Digital Information (b)                           $5,184
              Data Storage Products
    370,000   American Power Conversion (b)                               4,673
              Uninterruptable Power Systems
    230,000   Applied Films (b)                                           2,567
              Thin-Film Glass Coating Equipment
     $3,000   Tidel Technologies,
              6% Note Due 9/8/04 (b)                                        600
     63,158   Tidel Technologies (b)                                          0
              ATM Machines
--------------------------------------------------------------------------------
                                                                         73,746
              >Gaming Equipment: 3.2%
  2,880,000   International Game Technology (b)                         163,296
              Slot Machines & Progressive Jackpots
  1,562,000   Shuffle Master (b)(c)                                      28,694
              Card Shufflers, Casino Games & Slot Machines
--------------------------------------------------------------------------------
                                                                        191,990
              >Contract Manufacturing: 0.2%
    338,000   Jabil Circuit (b)                                           7,135
              Electronic Manufacturing Services
    260,000   Celestica (Canada) (b)                                      5,873
              Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                         13,008
              >Instrumentation: 1.0%
    700,000   Mettler Toledo (b)                                         25,809
              Laboratory Equipment
    475,000   Dionex (b)                                                 12,725
              Ion & Liquid Chromatography
  1,320,000   Spectris (United Kingdom)                                   7,872
              Electronic Instrumentation & Controls
    485,000   Trimble Navigation (b)                                      7,518
              GPS-Based Guidance, Positioning & Navigation Systems
    227,000   Varian (b)                                                  7,480
              Analytical Instruments
--------------------------------------------------------------------------------
                                                                         61,404
              >Semiconductors/Related Equipment: 0.9%
    785,000   Integrated Circuit Systems (b)                             15,849
              Silicon Timing Devices
    664,000   Asyst Technologies (b)                                     13,512
              Semiconductor Fab Automation Equipment
    825,000   Axcelis Technologies (b)                                    9,322
              Ion Implantation Tools
    261,000   Actel (b)                                                   5,486
              Field Programmable Gate Arrays
    519,000   Microsemi (b)                                               3,425
              Analog/Mixed Signal Semiconductors
    583,000   IXYS (b)                                                    3,137
              Power Semiconductors
--------------------------------------------------------------------------------
                                                                         50,731
              Software/Services
              >Business Software: 5.2%
  3,350,000   JD Edwards (b)                                             40,703
              Mid Market ERP & Supply Chain Software
  1,375,000   JDA Software Group (b)                                     38,858
              Applications/Software & Services for Retailers
  1,238,000   Kronos (b)(c)                                              37,745
              Labor Management Solutions
  1,025,000   Micros Systems (b)(c)                                      28,403
              Information Systems for Restaurants & Hotels


A                                      18

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Business Software--continued
  1,950,000   Systems & Computer Technology (b)(c)                      $26,345
              Enterprise Software & Services
  7,000,000   Novell (b)                                                 22,470
              Directory, Identity Management &
              Authorization Software
  1,850,000   Avid Technology (b)(c)                                     17,131
              Digital Nonlinear Editing Software & Systems
  3,250,000   E.Piphany (b)                                              14,267
              CRM Software
  3,200,000   Multex.Com (b)(c)                                          13,056
              Provider Of Investment Info To Institutions
              & Individuals
    650,000   Hyperion Solutions (b)                                     11,854
              Analytical Application Software
  1,000,000   MRO Software (b)                                           11,380
              Enterprise Management Software
  1,743,000   MAPICS (b)(c)                                               9,743
              Mid Market ERP Software
  3,300,000   Bsquare (b)(c)                                              7,458
              Software To Help Design Mobile Devices
  2,350,000   Indus International (b)(c)                                  5,617
              Enterprise Asset Management Software
    330,000   SPSS (b)(c)                                                 5,128
              Statistical Analysis Software
  1,200,000   Aspect Communications (b)                                   3,840
              Call Center Software
    600,000   Actuate (b)                                                 2,700
              Information Delivery Software & Solutions
    200,000   Radiant Systems (b)                                         2,606
              Point of Sale Systems for Convenience Stores
    343,000   Witness Systems (b)                                         2,531
              Customer Experience Management Software
    130,000   Sybase (b)                                                  1,372
              Database Software
  1,400,000   ClickSoftware Technologies (Israel) (b)(c)                    616
              Service Chain Optimization Software
     35,000   Group 1 Software (b)                                          485
              Address Verification Software
--------------------------------------------------------------------------------
                                                                        304,308
              >Consumer Software: 1.1%
  1,500,000   THQ (b)                                                    44,730
              Entertainment Software
    705,000   Activision (b)                                             20,487
              Entertainment Software
--------------------------------------------------------------------------------
                                                                         65,217
              >Computer Services: 1.7%
  3,100,000   Ciber (b)(c)                                               22,475
              Software Services & Staffing
  4,100,000   Igate Capital (b)(c)                                       18,942
              Technology Staffing Services
    775,000   American Management Systems (b)                            14,810
              Software Development Services
  2,175,000   Analysts International (c)                                  9,244
              Technology Staffing Services
    350,000   TietoEnator (Finland)                                       8,676
              Computer Services/Consulting
  2,040,000   AnswerThink Consulting (b)                                  7,732
              IT Integrator for Fortune 2000
    500,000   Pomeroy Computer Resources (b)                              7,290
              Network Integration Services
    600,000   Torex (United Kingdom)                                      5,576
              Application Software for Hospital Management
              & Retail
    511,000   New Horizons Worldwide (b)                                  5,207
              Computer Training Services
  1,051,031   Sensar, Cl. B (b)                                             246
    421,620   Sensar, Cl. C (b)                                              88
              Streaming Services for the Internet
--------------------------------------------------------------------------------
                                                                        100,286
              >Business Information/Marketing
              Services/Publishing: 2.1%
  1,200,000   Getty Images (b)                                           26,124
              Photographs for Publications & Electronic Media
    463,000   Choicepoint (b)                                            21,053
              Fraud Protection Information
    700,000   Information Holdings (b)                                   17,080
              Scientific & Medical Publications,
              Patent Information
  2,200,000   Navigant Consulting (b)(c)                                 15,378
              Consulting Firm
  2,685,000   InfoUSA (b)(c)                                             14,690
              Business Data for Sales Leads
    240,000   Proquest (b)                                                8,520
              Information Services for Education & Automotive
              Markets
    500,000   Martha Stewart Living Omnimedia (b)                         5,735
              Magazines, Merchandise & TV Programs
    500,000   Moore (Canada) (b)                                          5,734
              Commercial Printing
  2,688,000   Independent News &
              Media (Ireland)                                             5,331
              Leading International Newspaper Publisher
  1,400,000   PRIMEDIA                                                    1,708
              Specialty Magazines & Other Publications
--------------------------------------------------------------------------------
                                                                        121,353
              >Internet: 0.4%
  4,060,000   Smart Force (b)(c)                                         13,804
              Leading Provider of Integrated E-Learning
              Solutions
  1,609,000   RSA Security (b)                                            7,739
              Enterprise Security Software
    700,000   RealNetworks (b)                                            2,849
              Streaming Software & Content
    250,000   NeoPlanet, Series A (b)                                        29
     53,376   NeoPlanet, Series B (b)                                        11
              Web Browser
      2,683   Bigfoot International, Series A (b)(c)                          1
    778,294   Bigfoot International (b)                                       1
              Internet Direct Marketing
--------------------------------------------------------------------------------
                                                                         24,434
              >Electronics Distribution: 0.4%
     585,00   Avnet                                                      12,864
              Electronic Components Distribution
    985,000   Pioneer-Standard Electronics                               10,234
              Component & Computer Distribution
--------------------------------------------------------------------------------
                                                                         23,098


                                       19                                      A

Liberty Acorn Fund
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Transaction Processors: 2.0%
  1,397,000   Global Payments                                           $41,561
              Credit Card Processor
  1,208,000   Concord EFS (b)                                            36,409
              Credit Card Processor
    600,000   Cubic                                                      14,220
              Smart Card Systems for Public Transportation
              & Defense Systems
    175,000   Deutsche Boerse (Germany)                                   7,418
              Trading, Clearing & Settlement Services for
              Financial Markets
  4,200,000   Hong Kong Exchanges & Clearing
              (Hong Kong)                                                 6,919
              Trading, Clearing & Settlement Services for
              Financial Markets
    280,000   Euronext (France)                                           5,275
              Operates Amsterdam, Brussels & Paris Stock
              Exchanges
  7,000,000   Travelsky Technology (Hong Kong)                            4,801
              Online Air Travel Bookings in China
--------------------------------------------------------------------------------
                                                                        116,603
                                                                     ----------
Information: Total                                                    1,333,626
--------------------------------------------------------------------------------
Health Care: 9.3%
              >Biotechnology/Drug Delivery: 1.6%
  1,583,000   Inhale Therapeutic Systems (b)                             15,023
              Pulmonary Drug Delivery
  1,875,000   Locus Discovery, Series D, Pfd. (b)                         7,500
              High Throughput Rational Drug Design
    426,000   NPS Pharmaceuticals (b)                                     6,526
              Small Molecule Drugs
    555,000   Arena Pharmaceuticals (b)                                   4,662
              Novel Drug Targeting Technology
    304,000   Alexion Pharmaceuticals (b)                                 4,606
              Monoclonal Antibodies
  1,249,999   Perlegen Sciences (b)                                       4,500
              Large Scale Gene Sequencing
    365,000   Maxygen (b)                                                 4,372
              Molecular Breeding
    386,000   Protein Design Labs (b)                                     4,192
              Computer Designed Monoclonal Antibodies
    416,000   Diversa (b)                                                 4,139
              Molecular Breeding
  1,080,000   Ciphergen Biosystems (b)                                    3,812
              Protein Chips used for Drug Target Discovery
    598,000   Synaptic Pharmaceutical (b)(c)                              3,498
              Receptor Targeted Drug Design
    160,000   Martek Biosciences (b)                                      3,347
              Fatty Acids for Baby Formula & Other Foods
    160,000   Myriad Genetics (b)                                         3,254
              Gene Discovery & Diagnostic Products
    461,000   SYRRX, Series C (b)                                         2,997
              X-Ray Crystallography
    210,000   Gene Logic (b)                                              2,940
              Gene Expression Database
    500,000   Sangamo Biosciences (b)                                     2,940
              Therapeutics & Diagnostics for Cancer &
              Cardiovascular Disease
    389,000   Atherogenic (b)                                             2,789
              Drugs for Atherosclerosis, Rheumatoid Arthritis, Asthma
  1,258,000   Corvas International (b)                                    2,705
              Rational Drug Design
    355,000   Medarex (b)                                                 2,634
              Humanized Antibodies
    316,000   Guilford Pharmaceuticals (b)                                2,383
              Drug Delivery & Neurology Drugs
    528,000   Pharmacyclics (b)                                           2,344
              Light Activated Drugs for Cancer & Vascular
              Diseases
    320,000   Incyte Genomics (b)                                         2,326
              Bioinformatics & Drug Development
  1,320,000   Aclara Biosciences (b)                                      2,270
              Microfluidic Systems for Drug Development
    325,000   Genzyme Molecular Oncology
              Division (b)                                                  819
              Gene Expression Technology & Cancer Drugs
    326,000   Microdose (b)                                                 163
              Drug Inhalers
--------------------------------------------------------------------------------
                                                                         96,741
              >Medical Equipment: 2.1%
    984,000   Edwards Lifesciences (b)                                   22,829
              Heart Valves
    583,000   Orthofix International (b)                                 20,492
              Bone Fixation & Stimulation Devices
  1,055,000   Steris (b)                                                 20,161
              Sterilization Devices
  2,000,000   Smith & Nephew (United Kingdom)                            11,129
              Medical Equipment & Supplies
    350,000   Haemonetics (b)                                            10,220
              Blood & Plasma Collection Equipment
    536,000   Kensy Nash (b)                                              8,683
              Angioplasty Closure & Other Medical Devices
    770,000   Visx (b)                                                    8,393
              Laser Eye Surgery Equipment
  1,495,000   Novoste (b)(c)                                              6,907
              Radiation Catheters for In-stent Restenosis
    600,000   Sola International (b)                                      6,900
              Specialty Eyeglass Lenses
    155,000   Essilor International (France)                              6,327
              Eyeglass Lenses
--------------------------------------------------------------------------------
                                                                        122,041
              >Pharmaceuticals: 0.2%
    900,000   Alliance Unichem (United Kingdom)                           8,509
              Pharmaceutical Distribution
     80,000   Yuhan (South Korea)                                         3,630
              Ethical Drug Producer
--------------------------------------------------------------------------------
                                                                         12,139
              >Hospital Management: 0.2%
    210,000   Rhoen-Klinikum (Germany)                                    8,943
              Hospital Management
--------------------------------------------------------------------------------
              >Medical Supplies: 0.4%
    650,000   Owens & Minor                                              12,844
              Distribution of Medical Supplies
    360,000   Techne (b)                                                 10,159
              Cytokines, Antibodies, Other Reagents For
              Life Sciences
--------------------------------------------------------------------------------
                                                                         23,003


A                                      20

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Services: 4.8%
  3,508,000   First Health Group (b)                                    $98,364
              PPO Network
  2,096,000   Lincare Holdings (b)                                       67,701
              Home Health Care Services
  1,812,000   NDCHealth (c)                                              50,555
              Health Claims Processing & Drug Marketing
              Services
    737,000   Syncor International (b)                                   23,216
              Nuclear Pharmacy for Radiopharmaceuticals
  1,800,000   Beverly Enterprises (b)                                    13,698
              Nursing Homes
    550,000   Serologicals (b)                                           10,060
              Blood Collection & Antibody Production
  1,000,000   Dendrite International (b)                                  9,670
              Software for Pharmaceutical Sales Force
    193,000   Medquist (b)                                                5,140
              Medical Transcription Services
    700,000   Nestor Healthcare (United Kingdom)                          4,930
              Supplier Of Outsourced Health Care Staffing
              Solutions
--------------------------------------------------------------------------------
                                                                        283,334
                                                                     ----------
Health Care: Total                                                      546,201
--------------------------------------------------------------------------------
Consumer Goods/Services: 20.3%
              Goods
              >Leisure Vehicles: 1.9%
  1,500,000   Harley-Davidson                                            76,905
              Motorcycles & Related Merchandise
  1,110,000   Monaco Coach (b)                                           23,643
              Recreational Vehicles
  6,500,000   Ducati Motor (Italy) (b)                                   10,312
              Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
                                                                        110,860
              >Furniture/Textiles: 1.7%
    670,000   Mohawk Industries (b)                                      41,225
              Carpet & Flooring Manufacturer
    970,000   Furniture Brands International (b)                         29,343
              Furniture Manufacturer
    725,000   Hon Industries                                             19,735
              Office Furniture & Fireplaces
    490,000   Herman Miller                                               9,947
              Office Furniture
--------------------------------------------------------------------------------
                                                                        100,250
              >Food & Beverages: 0.8%
  1,000,000   Kerry Group (Ireland)                                      14,873
              Food Ingredients
    551,500   Orkla (Norway)                                             10,664
              Diversified Consumer Goods
    253,623   Nutreco Holdings (Netherlands)                              8,671
              Farm Raised Salmon
     23,077   Binding-Brauerei (Germany)                                  5,666
              Brewery
  2,000,000   Lion Nathan (Australia)                                     5,466
              Beer Brewer/Distributor

--------------------------------------------------------------------------------
                                                                         45,340
              >Nondurables: 1.2%
  2,300,000   Helen of Troy (b)(c)                                       26,772
              Personal Care Products
    570,000   Scotts Company (b)                                         25,878
              Consumer Lawn & Garden Products
--------------------------------------------------------------------------------
    255,000   Uni-Charm (Japan)                                           9,596
              Infant Hygiene & Feminine Care Products
    601,000   First Years (c)                                             6,485
              Infant & Toddler Products
--------------------------------------------------------------------------------
                                                                         68,731
              >Durable Goods: 0.9%
    580,740   Hunter Douglas (Netherlands)                               17,966
              Window Shades & Venetian Blinds
  1,000,000   Callaway Golf                                              15,840
              Premium Golf Clubs & Balls
    450,000   SCP Pool (b)                                               12,492
              Distributor of Swimming Pool Supplies & Equipment
  9,000,000   Waterford Wedgwood (Ireland)                                5,354
              Crystal, Tableware & Cookware
--------------------------------------------------------------------------------
                                                                         51,652
              >Apparel: 2.6%
  1,012,000   Coach (b)                                                  55,559
              Designer & Retailer of Branded Leather Accessories
  1,230,000   Jones Apparel (b)                                          46,125
              Women's Apparel
    790,000   Skechers USA (b)                                           17,072
              Footwear Designer & Marketer
    880,000   Nautica Enterprises (b)                                    11,431
              Casual Apparel
    503,000   Steven Madden (b)                                           9,974
              Wholesaler/Retailer of Fashion Footware
    250,000   Columbia Sportswear (b)                                     8,000
              Active Outdoor Apparel, Footware & Accessories
    345,000   Hugo Boss Designs (Germany)                                 6,294
              Fashion Apparel
--------------------------------------------------------------------------------
                                                                        154,455
              Services
              >Retail: 5.1%
  1,910,000   Christopher & Banks (b)(c)                                 80,793
              Specialty Women's Retailer at Moderate Price Levels
  1,115,000   Michaels Stores (b)                                        43,485
              Craft & Hobby Specialty Retailer
  1,130,000   Chico's Fas (b)                                            41,042
              Women's Specialty Retail
  1,400,000   Borders Group (b)                                          25,760
              Bookstores
    500,000   Whole Foods Market (b)                                     24,110
              Natural Food Supermarkets
    536,000   Zale (b)                                                   19,430
              Specialty Retailer of Jewelry
    648,000   Hot Topic (b)                                              17,308
              Music Inspired Retailer of Apparel, Accessories & Gifts
    600,000   Pier 1 Imports                                             12,600
              Imported Furniture & Tchotchkes
  1,067,000   Autogrill (Italy)                                          12,452
              Restaurants & Catering for Travelers
    750,000   Gadzooks (b)(c)                                             9,443
              Teen Apparel Retailer


                                       21                                      A

Liberty Acorn Fund
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Retail--continued
    400,000   Tweeter Home Entertainment (b)                             $6,536
              Consumer Electronics Retailer
    250,000   Genesco (b)                                                 6,088
              Multi-Concept Branded Footware Retailer
    300,000   Gaiam (b)                                                   4,392
              Healthly Living Catalog & E-Commerce
     17,000   Aeropostale (b)                                               465
              Mall Based Teen Retailer
--------------------------------------------------------------------------------
                                                                        303,904
              >Travel: 1.2%
  1,285,000   Intrawest (Canada)                                         21,547
              Owner/Operator of Ski Resorts
  2,150,000   LaQuinta                                                   15,588
              Owner/Franchiser of Mid-Priced Hotels
    850,000   Vail Resorts (b)                                           14,535
              Owner/Operator of Ski Resorts
     30,000   Kuoni Reisen (Switzerland) (b)                              8,507
              Tour Operator
  3,000,000   MyTravel (United Kingdom)                                   6,951
              Tour Operator
    430,000   NH Hoteles (Spain) (b)                                      5,415
              Business Hotel
     31,000   Navigant International (b)                                    480
              Corporate Travel Agency
--------------------------------------------------------------------------------
                                                                         73,023
              >Consumer Services: 1.6%
  2,400,000   ITT Educational Services (b)(c)                            52,320
              Technology Oriented Postsecondary Degree Programs
  1,780,000   Bally Total Fitness (b)(c)                                 33,304
              National Chain of Fitness Centers
  1,250,000   Princeton Review (b)                                       11,425
              College Preparation Courses
--------------------------------------------------------------------------------
                                                                         97,049
              >Entertainment: 1.0%
  1,900,000   Six Flags                                                  27,455
              Worldwide Theme Park Operator
  1,750,000   Magna Entertainment, Cl. A
              (Canada) (b)                                               12,233
              Owner/Operator Thoroughbred Racetracks
    255,000   International Speedway Motors                              10,226
              Largest Motorsport Racetrack Owner & Operator
    265,000   Speedway Motors (b)                                         6,739
              Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
                                                                         56,653
              >Casinos: 1.1%
  1,550,000   Station Casinos (b)                                        27,668
              Casinos & Riverboats
  1,660,000   Alliance Gaming (b)                                        20,717
              Diversified Gaming Company
    535,000   Monarch Casino & Resort (b)(c)                              7,934
              Casino/Hotel in Reno
    700,000   Pinnacle Entertainment (b)                                  7,441
              Casinos in Secondary Markets & Card Clubs
    113,000   Lakes Gaming (b)                                              764
              Hotel & Casino in Biloxi & Gulfport
--------------------------------------------------------------------------------
                                                                         64,524
              >Restaurants: 0.1%
    108,000   Cheesecake Factory (b)                                      3,832
              Casual Dining Restaurant
--------------------------------------------------------------------------------
              >Cruise Lines: 1.1%
  1,400,000   Carnival                                                   38,766
              Largest Cruise Line
  1,253,000   Steiner Leisure (b)(c)                                     18,169
              Spas & Hair/Skin Products on Cruise Ships
 26,800,000   Star Cruises (Singapore) (b)                               10,854
              Cruising/Casino Operations
--------------------------------------------------------------------------------
                                                                         67,789
                                                                     ----------
Consumer Goods/Services: Total                                        1,198,062
--------------------------------------------------------------------------------
Finance: 15.5%
              >Banks: 3.9%
  1,608,000   Associated Banc-Corp                                       60,638
              Midwest Bank
  1,026,000   TCF Financial                                              50,377
              Great Lakes Bank
    803,000   Texas Regional Bancshares                                  39,074
              Tex-Mex Bank
  1,400,000   Republic                                                   20,916
              Michigan Bank
    795,000   Glacier Bancorp                                            19,478
              Montana & Idaho Banks
  2,827,000   Anglo Irish Bank (Ireland)                                 18,304
              Small Corporate Lending & Private Banking
    605,000   Chittenden                                                 17,533
              Vermont & Western Massachusetts Bank
    284,000   Umpqua Holdings                                             5,248
              Oregon Bank
--------------------------------------------------------------------------------
                                                                        231,568
              >Savings & Loans: 2.0%
  2,163,000   Peoples Bank Bridgeport                                    56,476
              Connecticut Savings & Loan
    824,000   Commonwealth Bancorp (c)                                   24,448
              Philadelphia Savings & Loan
  1,008,000   Anchor Bancorp Wisconsin                                   24,303
              Wisconsin Thrift
    400,000   Housing Development Finance (India)                         5,332
              Leading Provider of Mortgages in India
    200,000   First Federal Capital                                       4,420
              Wisconsin Thrift
     50,000   Superior Financial                                            958
              Arkansas Thrift
--------------------------------------------------------------------------------
                                                                        115,937
              >Insurance: 3.2%
    995,000   Protective Life                                            32,935
              Life Insurance
    706,000   Philadelphia Consolidated Holding (b)                      32,010
              Specialty Insurance
  1,200,000   HCC Insurance Holdings                                     31,620
              Aviation Insurance
    138,000   Markel (b)                                                 27,186
              Specialty Insurance


A                                      22

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Insurance--continued
    826,000   Leucadia National                                         $26,151
              Insurance Holding Company
    456,000   RLI                                                        23,256
              Specialty Insurance
    210,000   StanCorp Financial                                         11,655
              Group Life, Disability & 401K
    225,000   Scottish Annuity & Life
              (Bermuda)                                                   4,293
              Life Reinsurer
--------------------------------------------------------------------------------
                                                                        189,106
              >Money Management: 3.4%
  1,105,000   Affiliated Managers Group                                  67,957
              Mutual Fund & Pension Manager
  2,170,000   SEI Investments                                            61,129
              Mutual Fund Administration & Investment
              Management
  1,100,000   Neuberger Berman                                           40,260
              Major Asset Management Company
    470,000   Eaton Vance                                                14,664
              Mutual Funds
    240,000   BKF Capital Group (b)                                       6,840
              Institutional Money Manager
  1,360,000   Edinburgh Fund Managers
              (United Kingdom)                                            5,658
              Investment Management
     18,000   Julius Baer (Switzerland)                                   5,195
              Private Banking, Brokerage & Mutual Funds
    200,000   The Investment Company of China
              (China)                                                       502
              Closed-End Fund
--------------------------------------------------------------------------------
                                                                        202,205
              >Brokerage: 0.2%
  2,624,000   Knight Trading (b)                                         13,750
              Equity Market Maker
--------------------------------------------------------------------------------
              >Finance Companies: 2.8%
  4,341,000   AmeriCredit (b)(c)                                        121,765
              Auto Lending
    850,000   DVI Health Services (b)(c)                                 16,405
              Leases for Big Medical Equipment
  1,820,000   World Acceptance (b)(c)                                    15,288
              Personal Loans
  1,375,000   Capital Trust (b)(c)                                        7,150
              Mortgage Loans
     60,000   Aeon Credit Service (Japan)                                 3,592
              Credit Card Issuer
--------------------------------------------------------------------------------
                                                                        164,200
                                                                     ----------
              Finance: Total                                            916,766
--------------------------------------------------------------------------------
Industrial Goods/Services: 11.5%
              >Steel: 0.7%
    945,000   Gibraltar Steel (c)                                        20,970
              Steel Processing
    600,000   USX- US Steel                                              11,934
              Steel Producer
    600,000   Maruichi Steel Tube (Japan)                                 6,804
              Processed Steel
    370,000   Atchison Casting (b)                                           92
              Steel Foundries
--------------------------------------------------------------------------------
                                                                         39,800
              >Industrial Goods: 1.9%
  1,300,000   Clarcor (c)                                                41,145
              Mobile & Industrial Filters
    550,000   Donaldson                                                  19,272
        Industrial Air Filtration
  1,000,000   Watsco                                                     18,250
              HVAC Distributor
    700,000   Applied Industrial Technologies                            13,650
              Industrial Components Distribution
    201,000   Mine Safety Appliances                                      8,040
              Safety Equipment
    304,000   Intermagnetics General (b)                                  6,141
              Superconducting Wire Manufacturer
  1,300,000   Grafton Group (Ireland)                                     5,672
              DIY & Wholesaling of Construction Materials
--------------------------------------------------------------------------------
                                                                        112,170
              >Construction: 0.3%
     90,000   Technip (France)                                            9,513
              Global Engineering & Construction
    395,000   Northwest Pipe Company (b)(c)                               9,247
              Water Transmission Pipe
--------------------------------------------------------------------------------
                                                                         18,760
              >Specialty Chemicals & Industrial
              Materials: 1.1%
  1,600,000   Spartech (c)                                               43,568
              Plastics Distribution & Compounding
     19,500   Givaudan (Switzerland)                                      7,900
              Industrial Fragrances & Flavors
    434,000   Nuco2 (b)                                                   6,076
              Bulk CO2 Gas Distribution to Restaurants
    347,000   SYMYX (b)                                                   4,830
              Materials & Chemicals
--------------------------------------------------------------------------------
                                                                         62,374
              >Machinery: 1.5%
    850,000   Ametek                                                     31,662
              Aerospace/Industrial Instruments
    750,000   Esco Technologies (b)(c)                                   26,250
              Filtration & Test Equipment
    600,000   Cuno (b)                                                   21,708
              Filtration & Fluids Clarification
    550,000   Zardoya Otis (Spain)                                        7,307
              Elevator Manufacturer & Service Provider
--------------------------------------------------------------------------------
                                                                         86,927
              >Outsourcing Services & Training: 0.6%
 12,000,000   Li & Fung (Hong Kong)                                      16,154
              Sourcing of Consumer Goods
  2,400,000   Labor Ready (b)(c)                                         14,040
              Temporary Manual Labor
    600,000   GP Strategies (b)                                           2,790
              Training Programs
--------------------------------------------------------------------------------
                                                                         32,984


                                       23                                      A

Liberty Acorn Fund
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Conglomerates: 0.1%
      2,500   Pargesa Holdings (Switzerland)                             $5,175
              Industrial & Media Holdings
    250,000   Jenoptik (Germany)                                          4,747
              Clean Room Construction & Electrical Components
--------------------------------------------------------------------------------
                                                                          9,922
              >Industrial Suppliers: 0.2%
    900,000   Xstrata (United Kingdom) (b)                               11,576
              Smelting
--------------------------------------------------------------------------------
              >Waste Management: 0.1%
  1,350,000   Waste Recycling Group
              (United Kingdom)                                            8,475
              Landfills
--------------------------------------------------------------------------------
              >Logistics: 2.5%
  2,900,000   Expeditors International of
              Washington                                                 96,164
              International Freight Forwarder
    700,000   Forward Air (b)                                            22,946
              Freight Transportation Between Airports
    500,000   UTI Worldwide                                               9,885
              International Freight Forwarder
    759,000   Hub Group (b)(c)                                            7,021
              Truck & Rail Freight Forwarder
  4,500,000   Sembcorp Logistics (Singapore)                              5,627
              Logistic Services for Marine Transport
    600,000   Airnet Systems (c)                                          5,100
              Check & Other Small Package Shipment
--------------------------------------------------------------------------------
                                                                        146,743
              >Water: 1.2%
  2,000,000   Tetra Tech (b)                                             29,400
              Resource Management & Infrastructure Consulting
    850,000   Insituform Technologies (b)                                18,003
              Rehabilitation & Repair of Gas, Sewer & Water
              Pipelines
  1,800,000   Cadiz (b)                                                  15,298
              Farming & Water Resources in California
    600,000   Pall                                                       12,450
              Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                         75,151
              >Other Industrial Services: 1.3%
  1,500,000   Clark/Bardes Consulting (b)(c)                             34,260
              Executive Compensation & Benefits Consulting
    825,000   Mobile Mini (b)(c)                                         14,108
              Leases Portable Storage Units
  4,000,000   Serco Group (United Kingdom)                               12,188
              Facilities Management
    675,000   Hagemeyer (Netherlands)                                     9,370
              Maintenance, Repair & Operating Supply
              Distribution
    390,000   Toppan Forms (Japan)                                        6,604
              Business Forms & Printing Services
--------------------------------------------------------------------------------
                                                                         76,530
                                                                     ----------
Industrial Goods/Services: Total                                        681,412
--------------------------------------------------------------------------------
Energy/Minerals: 6.5%
              >Independent Power: 0.2%
    495,000   Gamesa (Spain) (b)                                         $8,687
              Spanish Wind Turbines
    300,000   Fuelcell Energy (b)                                         3,087
              Electrochemical Technology Development
    720,000   Millennium Cell (b)                                         2,232
              Fuel Cell Technology
    500,000   Covanta Energy                                                  7
              Electric Power Developer
--------------------------------------------------------------------------------
                                                                         14,013
              >Oil/Gas Producers: 2.8%
  5,250,000   XTO Energy                                                108,150
              Natural Gas Producer
    630,000   Evergreen Resources (b)                                    26,775
              Coal Seam Gas Producer
  1,860,000   Ultra Petroleum (b)                                        14,117
              Natural Gas Producer
    700,000   Southwestern Energy (b)                                    10,633
              Oil & Gas Exploration/Production
  2,025,000   Tipperary (b)(c)                                            3,443
              Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                        163,118
              >Distribution/Marketing/Refining: 1.5%
  1,400,000   Equitable Resources                                        48,020
              Natural Gas Utility & Producer
    761,000   Atmos Energy                                               17,838
              Natural Gas Utility
  1,556,000   Dynegy                                                     11,203
              Energy Trading & Generation
    870,000   Tesoro Petroleum (b)                                        6,743
              Oil Refinery/Gas Producer
  1,270,000   Aquila                                                      6,306
              Energy Trading
--------------------------------------------------------------------------------
                                                                         90,110
              >Non-Ferrous Metals: 0.0%
    200,000   Harmony Gold (South Africa)                                 2,706
              Gold Mining
--------------------------------------------------------------------------------
              >Oil Services: 2.0%
  3,500,000   Saipem (Italy)                                             25,265
              Offshore Construction & Drilling
  3,400,000   Newpark Resources (b)                                      24,990
              Oilfield Fluid Management & Equipment Rental
  1,000,000   FMC Technologies (b)                                       20,760
              Deep Water Oil & Gas Well Head Manufacturer
    402,000   Carbo Ceramics                                             14,854
              Natural Gas Well Stimulants
    514,000   Chiles Offshore (b)                                        12,464
              Oil & Gas Driller
    800,000   Hanover Compressor (b)                                     10,800
              Natural Gas Compressor Rental
    572,900   Enerflex Systems (Canada)                                   6,048
              Natural Gas Compressor Manufacturer
--------------------------------------------------------------------------------
                                                                        115,181
                                                                     ----------
Energy/Minerals: Total                                                  385,128
--------------------------------------------------------------------------------


A                                      24

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

Other Industries: 6.7%
              >Real Estate: 5.9%
  1,160,000   The Rouse Company                                         $38,280
              Regional Shopping Malls
    615,000   General Growth Properties                                  31,365
              Regional Shopping Malls
    875,000   SL Green Realty                                            31,194
              Manhattan Office Buildings
    699,000   Forest City Enterprises, Cl. B                             24,954
              Diversified Properties
    700,000   Manufactured Home Communities                              24,570
              Manufactured Home Communities
    675,000   First Industrial Realty Trust                              22,174
              Industrial Properties
    625,000   Macerich Company                                           19,375
              Regional Shopping Malls
  1,099,000   LaSalle Hotel Properties (c)                               17,309
              Upscale/Full Service Hotels
    903,125   Security Capital European Realty (b)                       17,159
              Strategic Real Estate Investments
    650,000   Amli Residential                                           16,900
              Midwestern Apartments
    540,000   AMB Property                                               16,740
              Industrial Properties
    450,000   BRE Properties                                             13,999
              Apartments
    400,000   Chelsea Properties Group                                   13,380
              Outlet Malls
    425,000   Mills                                                      13,175
              Regional Shopping Malls
    520,000   Summit Properties                                          12,142
              Southeastern Apartments
    680,000   Keystone Property Trust                                    10,792
              Industrial Properties
    380,000   Federal Realty Investment Trust                            10,529
              Shopping Centers
    525,000   Glimcher Realty Trust                                       9,712
              Regional Malls & Community Shopping Centers
  2,800,000   Consorcio (Mexico) (b)                                      4,081
              Low/Medium Income House Builder
    190,000   Consolidated Tomoka                                         3,809
              16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                        351,639

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

              >Regulated Utilities: 0.8%
  1,100,000   Unisource Energy                                          $20,460
              Electric Utility in Arizona
    700,000   Conectiv                                                   18,067
              Electric Utility in New Jersey, Delaware & Maryland
    700,000   Red Electrica (Spain)                                       7,600
              Spanish Power Grid
--------------------------------------------------------------------------------
                                                                         46,127
                                                                     ----------
Other Industries: Total                                                 397,766

Total Common Stocks and Other
                                                                     ----------
  Equity-Like Securities: 92.4%                                       5,458,961
              (Cost: $4,113,007)
Short-Term Obligations: 7.6%
              Yield 1.60% - 1.82%
              Due 7/01/02 - 8/22/02
    $50,069   AON                                                        50,042
     39,712   Prudential Funding                                         39,694
     37,422   Citigroup                                                  37,420
     35,258   Coca Cola Enterprises                                      35,247
     35,000   US Treasury Bills                                          34,972
     33,383   Baxter International                                       33,346
     32,925   Johnson & Johnson                                          32,911
     30,431   Wyeth                                                      30,399
     29,528   Motive Enterprises                                         29,527
     25,990   AmGen Financial                                            25,990
     25,000   Monsanto                                                   24,990
     24,182   Exxon                                                      24,166
     20,925   GE Capital                                                 20,910
     14,319   Bell South                                                 14,318
     12,855   General Electric                                           12,845
--------------------------------------------------------------------------------
              (Amortized Cost:  $446,777)                               446,777

                                                                     ----------
Total Investments: 100.0%                                             5,905,738
              (Cost: $4,559,784)

Cash and Other Assets Less Liabilities: (0.0%)                             (612)

                                                                     ----------
Total Net Assets: 100%                                               $5,905,126
================================================================================


                                       25                                      A

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is the same and net unrealized appreciation was $1,345,954, consisting of gross unrealized appreciation of $1,805,794 and gross unrealized depreciation of $459,840.

(b)   Non-income producing security.

(c) On June 30, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:


      Hub Group                                                 9.85%
      Multex.Com                                                9.79%
      MAPICS                                                    9.50%
      World Acceptance                                          9.46%
      Novoste                                                   9.16%
      Bsquare                                                   9.02%
      Analysts International                                    8.99%
      Clark/Bardes Consulting                                   8.90%
      Shuffle Master                                            8.70%
      Commonwealth Bancorp                                      8.31%
      Gadzooks                                                  8.19%
      Helen of Troy                                             8.17%
      Igate Capital                                             7.99%
      COMARCO                                                   7.64%
      Capital Trust                                             7.51%
      Christopher & Banks                                       7.48%
      First Years                                               7.34%
      Seachange International                                   7.23%
      Smart Force                                               7.12%
      Avid Technology                                           7.05%
      Steiner Leisure                                           7.04%
      Indus International                                       6.70%
      Bigfoot International, Series A                           6.53%


      Kronos                                                    6.29%
      Northwest Pipe Company                                    6.03%
      Gibraltar Steel                                           6.00%
      Esco Technologies                                         5.96%
      Spartech                                                  5.94%
      Airnet Systems                                            5.92%
      Lasalle Hotel Properties                                  5.88%
      Systems & Computer Technology                             5.88%
      Labor Ready                                               5.87%
      Micros Systems                                            5.85%
      DVI Health Services                                       5.85%
      Mobile Mini                                               5.79%
      Monarch Casino & Resort                                   5.67%
      Navigant Consulting                                       5.64%
      Synaptic Pharmaceutical                                   5.49%
      Bally Total Fitness                                       5.42%
      Clicksoftware Technologies                                5.33%
      NDCHealth                                                 5.30%
      InfoUSA                                                   5.27%
      ITT Educational Services                                  5.24%
      Clarcor                                                   5.23%
      Tipperary                                                 5.20%
      Ciber                                                     5.10%
      AmeriCredit                                               5.08%

      The aggregate cost and value of these companies (in thousands) at June 30, 2002, was $817,360 and $1,004,189 respectively. Investments in affiliate companies represent 17.01% of total net assets at June 30, 2002. Investment activity and income amounts relating to affiliates during the six months ended June 30, 2002 were as follows:

             Dividend  Income                               $1,135
             Net realized gain or loss                      $4,939
             Change in unrealized gain or loss            $(41,488)

             Purchases                                    $147,315
             Proceeds from sales                           $14,107


      In addition, additional purchases of existing portfolio holdings that were not considered affiliates in prior years, resulted in the fund owning more than 5% of the outstanding shares of certain issues at June 30, 2002. Therefore, the cost and market value affiliate disclosure amounts include both acquisitions of new investments in affiliates during the year, as well as prior year investment holdings that became affiliates during the current year.

(d) On June 30, 2002, the market value of foreign securities (in thousands) represents 9.03% of total net assets.

      The Fund's foreign portfolio was diversified as follows:

                                 Value              Percent
      =====================================================
      United Kingdom            $82,864              1.40%
      Canada                     67,411              1.14
      Ireland                    49,534              0.84
      Italy                      48,029              0.81
      Hong Kong                  37,664              0.64
      Netherlands                36,007              0.61
      France                     34,378              0.58
      Germany                    33,068              0.56
      Spain                      29,009              0.49
      Switzerland                26,777              0.45
      Japan                      26,596              0.45


                                 Value              Percent
      =====================================================
      Singapore                 $16,481              0.28%
      Norway                     10,664              0.18
      Finland                     8,676              0.15
      Australia                   5,466              0.09
      India                       5,332              0.09
      Bermuda                     4,293              0.07
      Mexico                      4,081              0.07
      South Korea                 3,630              0.06
      South Africa                2,706              0.05
      Israel                        616              0.01
      China                         502              0.01
                               --------              ----
      Total                    $533,784              9.03%
                               ========              ====


A                                      26

Liberty Acorn International
      >Major Portfolio Changes in the Second Quarter (Unaudited)


                                                           Number of Shares
                                                      --------------------------
                                                      03/31/02          06/30/02

Additions
--------------------------------------------------------------------------------
      Europe

>Germany
Hugo Boss Designs                                      600,000          622,000
Kali & Salz                                                  0          100,000
Software AG                                            275,000          475,000

>Norway
Orkla                                                  472,000          581,000

>Sweden
Intrum Justitia                                              0          500,000

>France/Belgium
Bacou Dalloz                                                 0           90,000
Cie Generale de Geophysique                                  0          130,000
Grandvision                                                  0          300,000
IPSO                                                         0           75,000
Technip                                                100,000          120,000

>United Kingdom/Ireland
Expro International                                    630,000        1,030,000
Galen Holdings                                               0          400,000
Grafton Group (Ireland)                                      0        1,400,000
Kerry Group (Ireland)                                  800,000        1,000,000
Tullow Oil                                           3,500,000        5,500,000

>Switzerland
Geberit International                                   27,000           36,000

>Spain
NH Hoteles                                             850,000        1,400,000

>Netherlands
Hagemeyer                                              596,400          780,000
IM Tech                                                460,000          558,000
Pinkroccade                                            300,000          415,000
Ses Global (Luxembourg)                                      0          500,000
United Services Group                                  400,000          520,000
Vopak                                                  450,000          600,000

--------------------------------------------------------------------------------
Asia

>Hong Kong
Global Bio-Chem
Technology Group                                    28,000,000       33,600,000
Hong Kong Exchanges
& Clearing                                           8,000,000        9,000,000
Jiangsu Express                                     17,000,000       19,000,000

>Japan
Aderans                                                265,000          325,000
BML                                                          0          130,000
Daiei OMC                                                    0        1,150,000
Daiseki                                                125,000          225,000
Fuji Seal                                              100,000          170,000
Kawasumi Laboratories                                  250,000          450,000
Maruichi Steel Tube                                    475,000        1,000,000
NIFCO                                                        0          500,000
Tenma                                                        0          360,000
Yakult Honsha                                          600,000          875,000

>South Korea
Samsung Fire & Marine                                   46,000          100,000
Yuhan                                                        0          100,000

>Singapore
Sembcorp Logistics                                   6,300,000        8,000,000
Venture Manufacturing                                  800,000        1,180,000

>India
Dr. Reddy's Laboratories                                     0          200,000
Hero Honda Motors                                            0          500,000
Housing Development Finance                            550,000          680,000

--------------------------------------------------------------------------------
            Other Countries

>Australia/New Zealand
Lion Nathan                                                  0        2,500,000
The Warehouse Group (New Zealand)                            0          450,000

>Canada
Altagas Services                                             0          825,000
Canadian 88                                                  0        2,344,000
Martinrea International                                      0          450,000
(formerly known as Royal Laser Tech)

>Israel
Amdocs                                                 640,000          730,000

>South Africa
Harmony Gold                                                 0          400,000


                                       27                                     I

Liberty Acorn International
      >Major Portfolio Changes (Unaudited), continued

                                                           Number of Shares
                                                      --------------------------
                                                      03/31/02          06/30/02

Sales
--------------------------------------------------------------------------------
            Europe

>Germany
Fresenius, Pfd.                                        150,000          123,000
Henkel                                                 164,000                0
Pfeiffer Vacuum Technologies                           117,000                0
Rhoen-Klinikum Pfd.                                    600,000          550,000
Rhoen-Klinikum                                         500,000          445,000
Teleplan International                                 210,000          150,000

>Finland
Fiskars, Series A                                      625,000                0

>United Kingdom/Ireland
Aberdeen Asset Management                            1,000,000                0
Amey                                                 2,100,000        1,700,000
Anglo Irish Bank (Ireland)                           5,500,000        2,200,000
Capita Group                                         5,000,000        1,500,000
First Choice Holidays                                4,100,000        3,100,000
Incepta                                              2,580,000                0
Independent News & Media
(Ireland)                                            3,320,000        2,680,000
Irish Life & Permanent
(Ireland)                                            2,100,000          900,000
Jardine Lloyd Thompson                                 600,000                0
Serco Group                                          3,000,000        2,250,000
Smith & Nephew                                       4,395,000        3,800,000
SSL International                                    2,200,000        2,000,000
St. James Place Capital                                860,000          475,000
Taylor Nelson                                        2,500,000        1,000,000

>Switzerland
Cie Fin Richemont                                    1,000,000                0
Givaudan                                                60,000           35,000
Xstrata                                                755,000          700,000

>Italy
Autogrill                                            3,000,000        2,300,000
Banca Fideuram                                       1,675,000                0
Saipem                                               3,000,000        2,000,000


--------------------------------------------------------------------------------
            Asia

>Hong Kong
Li & Fung                                           13,500,000       10,500,000
TVB                                                  6,000,000        5,300,000
Tingyi Holding                                      30,000,000       25,000,000

>Japan
Konami                                                 260,000                0
Uni-Charm                                              317,000          267,000

>Singapore
Star Cruises                                        33,500,000       25,000,000
Want Want Holdings                                   4,000,000        2,400,000
(includes the effect of a 2 for 1 stock split)

--------------------------------------------------------------------------------
            Other Countries

>Australia/New Zealand
Perpetual Trustees                                     400,000          350,000
United Networks Limited
(New Zealand)                                        1,000,000                0

>Canada
Power Financial                                      1,150,000          750,000


I                                      28

Liberty Acorn International
      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                         Common Stocks and Other
                                                   Equity-Like Securities: 91.6%
--------------------------------------------------------------------------------
Europe: 56.4%
              >Germany/Austria: 9.7%
  1,000,000   Stinnes                                                   $28,953
              Logistics Services
    550,000   Rhoen-Klinikum Pfd.                                        23,423
    445,000   Rhoen-Klinikum                                             21,621
              Hospital Management
    350,000   Deutsche Boerse                                            14,836
              Trading, Clearing & Settlement Services
              for Financial Markets
    770,000   Jenoptik                                                   14,621
              Clean Room Construction & Electrical Components
    360,000   Flughafen Wien (Austria)                                   12,422
              Vienna Airport Authority
    622,000   Hugo Boss Designs                                          11,348
              Fashion Apparel
    500,000   GFK                                                         9,172
              Market Research Services
    475,000   Software AG                                                 6,405
              Database Software
    123,000   Fresenius, Pfd.                                             6,220
              Dialysis Equipment & Hospital Management
  1,000,000   Takkt                                                       5,801
              Mail Order Retailer of Office & Warehouse Durables
     70,000   Beru                                                        3,783
              Auto Parts & Electronics
    100,000   Kali & Salz (b)                                             2,117
              Potash Products, Fertilizers, Salt & Waste Management
    150,000   Teleplan International (b)                                    942
              After-Sale Warranty Repair Services
    200,000   Lion Bioscience (b)                                           833
              Bioinformatics
      4,000   Norddeutsche Affinerie                                         55
              Copper Smelter/Copper Products
--------------------------------------------------------------------------------
                                                                        162,552
              >Denmark: 0.5%
     10,000   Kobenhavns Lufthavne                                        7,742
              Copenhagen Airport Authority
--------------------------------------------------------------------------------
              >Norway: 0.7%
    581,000   Orkla                                                      11,235
              Diversified Consumer Goods
--------------------------------------------------------------------------------

              >Finland: 2.0%
    350,000   Amer Group                                                 11,452
              Branded Outdoor Sporting Goods
    400,000   TietoEnator                                                 9,916
              Computer Services/Consulting
    200,000   KCI Konecranes International                                6,743
              Crane Manufacturer & Service Provider
    350,000   Jaakko Poyry                                                6,347
              Engineering Consultants in Forestry, Energy
--------------------------------------------------------------------------------
                                                                         34,458
              >Sweden: 0.6%
    290,000   Cardo                                                       6,619
              Industrial Doors, Pumps & Railbraking Systems
    500,000   Intrum Justitia (b)                                         2,894
              Receivables Management & Debt Collection
--------------------------------------------------------------------------------
                                                                          9,513
              >France/Belgium: 8.4%
    450,000   Neopost (b)                                                17,982
              Postage Meter Machines
    400,000   Essilor International                                      16,329
              Eyeglass Lenses
    250,000   Coface                                                     14,960
              Credit Insurance
    500,000   Fininfo                                                    13,857
              Data Feeds for French Banks & Brokers
    120,000   Technip                                                    12,684
              Global Oil Engineering & Construction
    650,000   NRJ                                                        11,833
              Radio Network
    250,000   RTL Group (Belgium)                                         9,916
              TV & Radio Broadcaster
     90,000   Bacou Dalloz                                                9,816
              Safety Equipment
    425,000   Euronext                                                    8,007
              Trading, Clearing & Settlement Services for
              Financial Markets
    270,000   Penauille Polyservice (b)                                   5,756
              Industrial Cleaning/Airport Services
     75,000   IPSOS                                                       5,243
              Market Research
    300,000   Grandvision                                                 5,057
              European Eyeglass Retailer
    805,000   Telindus Group (Belgium)                                    4,550
              Network Integration Services
    130,000   Cie Generale de Geoshysique (b)                             4,447
              Oil Services
      9,000   Groupe Bourbon                                                652
              Food Retailer
--------------------------------------------------------------------------------
                                                                        141,089
              >United Kingdom/Ireland: 14.0%
  3,800,000   Smith & Nephew                                             21,145
              Medical Equipment & Supplies
  1,600,000   Alliance Unichem                                           15,128
              Pharmaceutical Wholesaler & Retailer
  1,000,000   Kerry Group (Ireland)                                      14,873
              Food Ingredients
  2,200,000   Anglo Irish Bank (Ireland)                                 14,245
              Corporate Lending & Private Banking
    900,000   Irish Life & Permanent (Ireland)                           13,074
              Life Insurance & Savings Products
  1,900,000   Spectris                                                   11,331
              Electronic Instruments & Controls
  2,000,000   SSL International                                          10,952
              Medical & Footcare Products
  1,400,000   Nestor Healthcare                                           9,861
              Health Care Staffing Solutions
    700,000   Xstrata (b)                                                 9,004
              Smelting
    950,000   Torex                                                       8,829
              Application Software for Hospital Management & Retail
  5,500,000   Tullow Oil (b)                                              8,131
              Oil & Gas Producer
  1,030,000   Expro International                                         7,333
              Offshore Oil Field Services
  1,500,000   Capita Group                                                7,189
              Outsourcing Services


                                       29                                      I

Liberty Acorn International
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >United Kingdom/Ireland--continued
 12,000,000   Waterford Wedgwood (Ireland)                               $7,139
              Crystal, Tableware & Cookware
  2,250,000   Serco Group                                                 6,856
              Facilities Management
  3,600,000   Holmes Place                                                6,752
              Health Clubs
  1,550,000   Hit Entertainment                                           6,313
              Television Shows for Children
  1,000,000   Waste Recycling Group                                       6,278
              Landfills
  1,360,000   Euro Money Institutional Investors                          6,247
              Financial Publications
  1,400,000   Grafton Group (Ireland) (b)                                 6,108
              DIY & Wholesaling of Construction Materials
    800,000   First Technology                                            5,482
              Auto Electronic Sensors
  2,680,000   Independent News & Media (Ireland)                          5,315
              Newspaper Publisher in U.K. & Commonwealth
              Countries
  1,900,000   Aggreko                                                     5,238
              Provider of Temporary Power & Temperature
              Control Services
  3,100,000   First Choice Holidays                                       4,913
              Tour Operator
  1,050,000   Homestyle Group                                             4,855
              Soft Furnishings Retailer
  1,700,000   Amey                                                        4,672
              Facilities Management
  1,000,000   Taylor Nelson                                               2,940
              Market Research Services
    400,000   Galen Holdings                                              2,887
              Women's Health Care
    400,000   Charles Taylor Consulting                                   2,481
              Mutual Insurance Management
    475,000   St. James Place Capital                                     1,331
              Life Insurance & Investment Product Distributor
--------------------------------------------------------------------------------
                                                                        236,902
              >Switzerland: 6.7%
     65,000   Julius Baer                                                18,761
              Private Banking, Brokerage & Mutual Funds
      7,500   Pargesa Holdings                                           15,526
              Industrial & Media Conglomerate
     35,000   Givaudan                                                   14,179
              Industrial Fragrances & Flavors
     50,000   Kuoni Reisen (b)                                           14,179
              Tour Operator
     60,500   Kaba Holdings                                              13,071
              Building Security Systems
    200,000   Bachem                                                     12,153
              Peptides
     36,000   Geberit International (b)                                  10,209
              Plumbing Supplies
     90,000   Bon Appetit                                                 7,657
              Wholesale Food Distributor and Speciality
              Restaurant/Retailer
     11,000   Synthes-Stratec                                             6,759
              Products for Orthpaedic Surgery
--------------------------------------------------------------------------------
                                                                        112,494
              >Italy: 2.4%
  2,300,000   Autogrill                                                  26,842
              Restaurants & Catering for Travelers
  2,000,000   Saipem                                                     14,437
              Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                         41,279
              Spain: 5.2%
  1,400,000   NH Hoteles (b)                                             17,630
              Business Hotel
  1,610,000   Red Electrica                                              17,481
              Spanish Power Grid
    905,000   Prosegur                                                   12,796
              Security Guards
    900,000   Zardoya Otis                                               11,958
              Elevator Manufacturer & Service Provider
  1,200,000   Abengoa                                                     8,746
              Engineering & Construction
    422,000   Gamesa (b)                                                  7,406
              Wind Turbines
  1,000,000   Cortefiel                                                   6,108
              Apparel Retailer
  1,100,000   Transportes Azkar                                           6,108
              Package Delivery & Logistics
--------------------------------------------------------------------------------
                                                                         88,233
              >Netherlands/Luxembourg: 6.2%
    518,518   Hunter Douglas                                             16,041
              Decorative Window Coverings
    558,000   IM Tech                                                    11,757
              Technical Engineering
    600,000   Vopak (b)                                                  11,387
              Oil Storage & Chemical Distribution
    260,000   OPG Groep                                                  11,202
              Pharmaceutical Wholesaler & Retailer
    780,000   Hagemeyer                                                  10,828
              B2B Distributor to Industrial & Construction
              End Markets
    520,000   United Services Group                                      10,364
              Temporary Staffing Services
    184,736   Fugro                                                      10,166
              Survey & GPS services
    225,000   Nutreco Holdings                                            7,692
              Salmon, Animal Feeds
    650,000   OCE                                                         7,605
              Manufacturer of High Speed Copiers
    500,000   Ses Global (Luxembourg)                                     4,958
              Satellite Broadcasting Services
    415,000   Pinkroccade                                                 3,370
              Computer Services/Outsourcing
--------------------------------------------------------------------------------
                                                                        105,370
                                                                     ----------
    Europe:   Total                                                     950,867

--------------------------------------------------------------------------------
Asia: 26.1%
              >Hong Kong: 6.7%
  5,300,000   TVB                                                        22,559
              Television Programming & Broadcasting
  9,000,000   Hong Kong Exchanges & Clearing                             14,827
              Trading, Clearing & Settlement Services for
              Financial Markets


I                                      30

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Hong Kong--continued
 10,500,000   Li & Fung                                                 $14,135
              Sourcing of Consumer Goods
 33,600,000   Global Bio-Chem Technology Group                           12,600
              Corn-Based Food Products
 25,000,000   Tingyi Holding                                              7,612
              Instant Noodles
  2,000,000   Wing Hang Bank                                              6,628
              Consumer & Commercial Banking
 11,000,000   SCMP Group                                                  6,382
              English Language Newspaper in Hong Kong
 10,000,000   JCG Holding                                                 5,962
              Consumer Finance
  8,500,000   Travelsky Technology                                        5,830
              Online Air Travel Bookings in China
 17,000,000   Zhejiang Expressway                                         5,776
              Toll Road Builder & Operator
 19,000,000   Jiangsu Express                                             5,176
              Toll Road Builder & Operator
  3,500,000   Hang Lung Properties                                        3,994
              Property Manager
    390,000   Aeon Credit Service                                           152
              Credit Card Issuer
    250,000   Linmark (b)                                                    74
              Apparel/Hard Goods Sourcing Agent
--------------------------------------------------------------------------------
                                                                        111,707
              >Japan: 12.4%
    280,000   Orix                                                       22,642
              Leasing & Other Financial Services
    120,000   Nintendo                                                   17,711
              Entertainment Software & Hardware
    250,000   Aeon Credit Service                                        14,968
              Credit Card Issuer
     40,000   Bellsystem24                                               14,032
              Call Centers
    920,000   Banyu Pharmaceutical                                       11,894
              Ethical Drug Producer
  1,000,000   Maruichi Steel Tube                                        11,339
              Processed Steel
    450,000   Nissin Healthcare Food Service                             10,649
              Hospital Catering
    325,000   Aderans                                                    10,219
              Hair Pieces
    600,000   Toppan Forms                                               10,160
              Business Forms & Printing Services
    267,000   Uni-Charm                                                  10,047
              Infant Hygiene & Feminine Care Products
    875,000   Yakult Honsha                                              10,002
              Dairy Based Foods
    170,000   Fuji Seal                                                   7,350
              Packaging Materials & Machinery
    140,000   ARRK                                                        6,322
              Prototypes & Molds for New Product Development
    310,000   Daito Trust Construction                                    5,820
              Apartment Builder
    216,000   Hokuto                                                      5,636
              Mushroom Production
    120,000   Eneserve                                                    5,409
              Sells & Maintains In-House Power Generators
    500,000   NIFCO                                                       4,971
              Industrial Fasteners
    140,000   Goldcrest                                                   4,308
              Developer/Seller of Apartment
  1,150,000   Daiei OMC (b)                                               4,299
              Credit Card Issuer
    200,000   Paramount Bed                                               4,214
              Manufacturer of Adjustable Beds
    450,000   Kawasumi Laboratories                                       4,196
              Medical Supplies
    360,000   Tenma                                                       4,088
              Molded Plastic Products
    130,000   BML                                                         3,674
              Clinical Testing
    225,000   Daiseki                                                     3,650
              Waste Disposal & Recycling
    155,000   Wilson Learning                                             1,037
              Corporate Training
--------------------------------------------------------------------------------
                                                                        208,637
              >Taiwan: 1.2%
  4,875,000   Advantech                                                  10,725
              Computer Based Industrial Automation
    600,000   Ase Test (b)                                                5,820
              Semiconductor Packaging & Test Services
  5,750,000   Chroma Ate                                                  4,165
              Test & Measurement Instruments
--------------------------------------------------------------------------------
                                                                         20,710
              >South Korea: 2.5%
    750,000   S1 Corporation                                             14,613
              Home/Business Security Services
    100,000   Samsung Fire & Marine                                       6,162
              Non-Life Insurance
    250,000   Hyundai Mobis                                               5,287
              Auto Parts
    109,000   Halla Climate Control                                       4,892
              Auto Parts Manufacturer
    100,000   Yuhan                                                       4,538
              Ethical Drug Producer
     40,000   Cheil Communications                                        4,197
              Advertising
    250,000   Samyoung Heat Exchange                                      2,862
              Power Plant Related Machinery
--------------------------------------------------------------------------------
                                                                         42,551
              >Singapore: 2.3%
 25,000,000   Star Cruises (b)                                           10,125
              Cruise Line
  8,000,000   Sembcorp Logistics                                         10,003
              Logistic Services for Marine Transport
  1,180,000   Venture Manufacturing                                       9,414
              Electronic Manufacturing Services
  6,500,000   Singapore Technical Engineering                             7,098
              Defense Supplier
  2,400,000   Want Want Holdings                                          2,316
              Snack Foods
    100,000   Comfort Group                                                  42
              Singapore Taxi Service
--------------------------------------------------------------------------------
                                                                         38,998


                                       31                                      I

Liberty Acorn International
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >India: 1.0%
    680,000   Housing Development Finance                                $9,064
              Mortgage Loan Provider in India
    200,000   Dr. Reddy's Laboratories                                    3,871
              Pharmaceuticals
    500,000   Hero Honda Motors                                           3,156
              Motorcycle Manufacturer
--------------------------------------------------------------------------------
                                                                         16,091
                                                                     ----------
Asia:               Total                                               438,694

--------------------------------------------------------------------------------
Latin America: 1.6%
              >Mexico: 0.8%
    625,000   Grupo Aeroportuario                                         8,063
              Mexican Airport Authority
  3,500,000   Consorcio ARA (b)                                           5,101
              Low/Medium Income House Builder
--------------------------------------------------------------------------------
                                                                         13,164
              >Brazil: 0.5%
  1,000,000   Cia De Consessoes Rodoviaria (b)                            4,969
              Brazilian Tollroads
 50,000,000   Banco Itau                                                  2,839
              Universal Bank
--------------------------------------------------------------------------------
                                                                          7,808
              >Argentina: 0.3%
    350,000   Siderca                                                     5,533
              Seamless Pipes for Oil Wells
--------------------------------------------------------------------------------
Latin America: Total 26,505
--------------------------------------------------------------------------------
Other Countries: 7.5%
              >Australia/New Zealand: 1.4%
    350,000   Perpetual Trustees                                          8,462
              Investment Management
  2,500,000   Lion Nathan                                                 6,833
              Australian Beer Brewer/Distributor
  5,000,000   Computershare                                               6,199
              Financial Software/Services
    450,000   The Warehouse Group (New Zealand)                           1,622
              Warehouse Club
--------------------------------------------------------------------------------
                                                                         23,116
              >Canada: 5.0%
    750,000   Power Financial                                            19,599
              Life Insurance & Mutual Funds
    900,000   Corus Entertainment (b)                                    15,976
              CATV Programming & Radio Stations
    300,000   Talisman Energy                                            13,511
              Oil & Gas Producer
    450,000   Intrawest                                                   7,546
              Owner/Operator of Ski Resorts
    320,000   Celestica (b)                                               7,228
              Electronic Manufacturing Services
    825,000   Altagas Services                                            5,924
              Natural Gas Gatherer & Processor

Number of Shares
or Principal Amount (000)                                            Value (000)
--------------------------------------------------------------------------------
    500,000   Moore (b)                                                   5,735
              Commercial Printing
  2,344,000   Canadian 88 (b)                                             4,223
              Oil & Gas Producer
    260,000   Martinrea International (b)                                 2,293
    190,000   Martinrea International (formerly
              known as Royal Laser Tech) (b)                              1,593
              Auto Parts
--------------------------------------------------------------------------------
                                                                         83,628
              >Israel: 0.3%
    730,000   Amdocs (b)                                                  5,512
              Telecommunications Billing & Customer Care
              Software
--------------------------------------------------------------------------------
              >Russia: 0.3%
     11,666   Khanty Mansiysk (b)                                         3,750
     $1,500   Khanty Mansiysk 1% Notes
              Due 10/14/02 (b)                                            1,500
              Oil Production in Russia
--------------------------------------------------------------------------------
                                                                          5,250
              >South Africa: 0.3%
    400,000   Harmony Gold                                                5,533
              Gold Mining
--------------------------------------------------------------------------------
              >United States: 0.2%
    830,000   MIH (b)                                                     3,469
              Pay-TV & Interactive TV Technology
--------------------------------------------------------------------------------
Other:        Total                                                     126,508


Total Common Stocks and Other                                        ----------
   Equity-Like Securities: 91.6%                                      1,542,574
              (Cost: $1,502,934)


Short-Term Obligations: 6.5%

              Yield 1.62% - 1.76%
              due 7/1/02 - 7/9/02
    $32,000   GE Capital                                                 31,989
     31,997   Toyota Motor                                               31,985
     23,046   Prudential Funding                                         23,045
     22,998   American General                                           22,998
-------------------------------------------------------------------------------
              (Amortized Cost: $110,017)                                110,017

                                                                     ----------
Total Investments: 98.1%                                              1,652,591
               (Cost: $1,612,951)


Cash and Other Assets Less Liabilities: 1.9%                             31,331
                                                                     ----------
Total Net Assets: 100%                                               $1,683,922
================================================================================


--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is $1,620,977 and net unrealized appreciation was $31,614 consisting of gross unrealized appreciation of $279,159 and gross unrealized depreciation of $247,545.
(b)   Non-income producing security.
(c) On June 30, 2002, $633,157 or 37.6% of the Fund's net assets was denominated in the Euro currency.


I                                      32

Liberty Acorn International
      >Portfolio Diversification

At June 30, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:

                                                      Value (000)        Percent
--------------------------------------------------------------------------------
>Computer Hardware
Semiconductors                                          $5,820              0.3%
--------------------------------------------------------------------------------
                                                         5,820              0.3

>Computer Software
Internet                                                 6,405              0.4
Telephone Related                                        5,512              0.3
--------------------------------------------------------------------------------
                                                        11,917              0.7

>Technology Services
Full Service                                            22,115              1.3
Embedded Systems                                         5,830              0.4
--------------------------------------------------------------------------------
                                                        27,945              1.7

>Telecom
Cable                                                    4,958              0.3
Alternative Provider                                     4,550              0.3
ISP's                                                    3,469              0.2
--------------------------------------------------------------------------------
                                                        12,977              0.8

>Broadcasting & Media Content
Media Content Providers                                 50,627              3.0
Radio & TV Broadcasting                                 50,621              3.0
Hybrid Internet                                         20,104              1.2
Market Research                                         12,112              0.7
--------------------------------------------------------------------------------
                                                       133,464              7.9

>Health Care
Services                                                82,436              4.9
Devices & Consumable                                    69,054              4.1
Drugs                                                   26,424              1.6
Biotech                                                 12,986              0.8
--------------------------------------------------------------------------------
                                                       190,900             11.4

>Business Services
Business Services                                       57,232              3.4
BPO                                                     49,112              2.9
Logistics                                               46,006              2.7
Consumer Services                                        1,037              0.1
--------------------------------------------------------------------------------
                                                       153,387              9.1

>Financials
Lending Institutions                                    89,589              5.3
Asset Management                                        50,057              3.0
Insurance                                               42,647              2.5
--------------------------------------------------------------------------------
                                                       182,293             10.8

>Consumer Goods & Services
Branded Goods                                          162,923              9.7
Leisure                                                 58,373              3.5
Retail Outlets                                          53,192              3.2
Distribution/ E-Commerce                                10,844              0.6
--------------------------------------------------------------------------------
                                                       285,332             17.0

>Industrials
Goods                                                  227,461             13.5
EMS                                                     16,642              1.0
Electronic Manufacturing                                14,890              0.9
Construction                                            12,529              0.7
R&D Design Firms                                        11,331              0.7
Distribution                                            10,828              0.6
--------------------------------------------------------------------------------
                                                       293,681             17.4

>Other Industries
Energy                                                 118,308              7.0
Real Estate                                             53,463              3.2
Utilities                                               51,986              3.1
Conglomerate                                            15,526              0.9
Not-Classified                                           5,575              0.3
--------------------------------------------------------------------------------
                                                       244,858             14.5

Total Common Stocks and
   Other Equity-Like Securities:
                                                    ----------------------------
                                                     1,542,574             91.6

Short-Term Obligations:                                110,017              6.5

                                                    ----------------------------
Total Investments:                                   1,652,591             98.1

Cash and Other Assets
   Less Liabilities:                                    31,331              1.9

                                                    ----------------------------
Total Net Assets:                                   $1,683,922            100.0%
================================================================================


                                       33                                      I

Liberty Acorn USA
      >Major Portfolio Changes in the Second Quarter (Unaudited)

                                                           Number of Shares
                                                      --------------------------
                                                      03/31/02          06/30/02

Additions
--------------------------------------------------------------------------------
      Information
Commonwealth Telephone                                  86,800          177,800
Crown Castle International                             170,000          565,000
E.Piphany                                                    0          505,000
Kronos                                                       0           35,000
MRO Software                                           171,600          292,000
Western Wireless                                       501,100          730,000

--------------------------------------------------------------------------------
      Health Care
Beverly Enterprises                                  1,155,000        1,278,000
First Health Group                                     184,000          214,000
Inhale Therapeutic Systems                                   0          396,400
Techne                                                       0           50,000

--------------------------------------------------------------------------------
      Consumer Goods/Services
Coach                                                   30,000           46,000
Scotts Company                                               0           25,000

--------------------------------------------------------------------------------
      Finance
HCC Insurance Holdings                                       0          140,000

--------------------------------------------------------------------------------
      Industrial Goods/Services
Esco Technologies                                            0           49,000

--------------------------------------------------------------------------------
      Energy/Minerals
Southwestern Energy                                          0           70,000

Sales
--------------------------------------------------------------------------------
      Information
Euronet Services                                       169,000                0
Global Payments                                        214,640          191,640

--------------------------------------------------------------------------------
      Health Care
Serologicals                                           108,900                0

--------------------------------------------------------------------------------
      Consumer Goods/Services
Hot Topic                                               80,000                0
ITT Educational Services                               666,000          570,000
(includes the effect of a 2 for 1 stock split)


      Finance
AmeriCredit                                            551,500          501,500
Leucadia National                                       40,000                0

--------------------------------------------------------------------------------
      Industrial Goods/Services
Clarcor                                                 53,000                0
Wackenhut, Cl. B                                       422,500                0

--------------------------------------------------------------------------------
      Energy/Minerals
Tesoro Petroleum                                       340,000          275,000


U                                      34

Liberty Acorn USA
      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------
                                                            Common Stocks: 89.9%
--------------------------------------------------------------------------------
Information: 33.3%
              >Broadcasting: 2.5%
    333,100   Salem Communications (b)                                   $8,284
              Radio Stations for Religious Programming
--------------------------------------------------------------------------------
              >Television Programming: 1.3%
    535,000   Mediacom Communications (b)                                 4,168
              Cable Television Franchises
--------------------------------------------------------------------------------
              >Telecommunications/Wireline
              Communications: 2.2%
    177,800   Commonwealth Telephone (b)                                  7,155
              Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------
              >Mobile Communications: 3.6%
     94,000   Telephone and Data Systems                                  5,692
              Cellular & Telephone Services
    730,000   Western Wireless (b)                                        2,336
              Rural Cellular Phone Franchises
    565,000   Crown Castle International (b)                              2,220
              Communication Towers in USA & UK
    182,700   COMARCO (b)                                                 1,440
              Wireless Network Testing
--------------------------------------------------------------------------------
                                                                         11,688
              >Computer Services: 2.9%
    232,000   American Management Systems (b)                             4,433
              Software Development Services
    786,000   RCM Technologies (b)                                        3,930
              Technology Staffing Services
    256,600   Analysts International                                      1,091
              Technology Staffing Services
--------------------------------------------------------------------------------
                                                                          9,454
              >Business/Consumer Software: 14.5%
    578,000   JDA Software (b)                                           16,334
              Applications/Software & Services for Retailers
    527,600   Micros Systems (b)                                         14,620
              Information Systems for Restaurants & Hotels
  1,330,000   Novell (b)                                                  4,269
              Directory, Identity Management & Authorization
              Software
    292,000   MRO Software (b)                                            3,323
              Enterprise Management Software
    505,000   E.Piphany (b)                                               2,217
              CRM Software
    105,000   SPSS (b)                                                    1,632
              Statistical Analysis Software
    120,000   JD Edwards (b)                                              1,458
              Mid Market ERP & Supply Chain Software
     37,500   THQ (b)                                                     1,118
              Entertainment Software
     35,000   Kronos (b)                                                  1,067
              Labor Management Solutions
     50,000   Group 1 Software (b)                                          692
              Address Verification Software
    100,000   Multex.Com (b)                                                408
              Provider Of Investment Info To Institutions
              & Individuals
--------------------------------------------------------------------------------
                                                                         47,138
              >Transaction Processors: 1.8%
    191,640   Global Payments                                             5,701
              Credit Card Processor
--------------------------------------------------------------------------------
              >Business Information/Marketing
              Services/Publishing: 1.8%
    108,600   Information Holdings (b)                                    2,650
              Scientific & Medical Publications, Patent
              Information
    102,800   Getty Images (b)                                            2,238
              Photographs for Publications & Electronic Media
    115,300   Navigant Consulting (b)                                       806
              Consulting Firm
--------------------------------------------------------------------------------
                                                                          5,694
              >Computer Hardware/Semiconductors/
              Related Equipment: 2.7%
    415,700   Seachange International (b)                                 3,650
              Systems for Video on Demand & Ad Insertion
    235,000   Axcelis Technologies (b)                                    2,655
              Ion Implantation Tools
    100,000   Integrated Circuit Systems (b)                              2,019
              Silicon Timing Devices
     95,900   IXYS (b)                                                      516
              Power Semiconductors
--------------------------------------------------------------------------------
                                                                          8,840
                                                                     ----------
              Information: Total                                        108,122

--------------------------------------------------------------------------------
Health Care: 18.3%
              >Biotechnology/Drug Delivery: 2.0%
    396,400   Inhale Therapeutic Systems (b)                              3,762
              Pulmonary Drug Delivery
    375,000   Locus Discovery, Series D, Pfd. (b)                         1,500
              High Throughput Rational Drug Design
    154,000   SYRRX, Series C (b)                                         1,001
              X-Ray Crystallography
    363,636   Metabolex, Series F (b)                                       291
              Drugs for Diabetes
--------------------------------------------------------------------------------
                                                                          6,554
              >Medical Equipment: 5.2%
    335,000   Edwards Lifesciences (b)                                    7,772
              Heart Valves
    314,000   Steris (b)                                                  6,000
              Sterilization Devices
    345,000   Novoste (b)                                                 1,594
              Radiation Catheters for In-stent Restenosis
    135,600   Visx (b)                                                    1,478
              Laser Eye Surgery
--------------------------------------------------------------------------------
                                                                         16,844
              >Medical Supplies: 0.4%
     50,000   Techne (b)                                                  1,411
              Cytokines, Antibodies, Other Reagents For
              Life Sciences
--------------------------------------------------------------------------------
              >Services: 10.7%
  1,278,000   Beverly Enterprises (b)                                     9,726
              Nursing Homes
    246,800   Lincare Holdings (b)                                        7,972
              Home Health Care Services


                                       35                                      U

Liberty Acorn USA
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Services -- continued
    268,300   NDCHealth                                                  $7,486
              Health Claims Processing & Drug Marketing
              Services
    214,000   First Health Group (b)                                      6,001
              PPO Network
     80,000   Syncor International (b)                                    2,520
              Nuclear Pharmacy for Radiopharmaceuticals
    856,100   Magellan Health Services (b)                                  856
              Mental Health Services
      1,300   Medquist (b)                                                   35
              Medical Transcription Services
--------------------------------------------------------------------------------
                                                                         34,596
                                                                     ----------
              Health Care: Total                                         59,405

--------------------------------------------------------------------------------
Consumer Goods/Services: 12.3%
              >Consumer Services: 4.1%
    570,000   ITT Educational Services (b)                               12,426
              Technology Oriented Postsecondary Degree
              Programs
     43,000   Bally Total Fitness (b)                                       805
              National Chain of Fitness Centers
--------------------------------------------------------------------------------
                                                                         13,231
              >Apparel: 3.0%
    157,200   Steven Madden (b)                                           3,117
              Wholesaler/Retailer of Fashion Footware
     46,000   Coach (b)                                                   2,525
              Designer & Retailer of Branded Leather
              Accessories
    108,000   Skechers USA (b)                                            2,334
              Footwear Designer & Marketer
     53,000   Columbia Sportswear (b)                                     1,696
              Active Outdoor Apparel, Footware & Accessories
--------------------------------------------------------------------------------
                                                                          9,672
              >Nondurables: 0.3%
     25,000   Scotts Company (b)                                          1,135
              Consumer Lawn & Garden Products
--------------------------------------------------------------------------------
              >Retail: 4.9%
    125,500   Christopher & Banks (b)                                     5,309
              Specialty Women's Retailer at Moderate
              Price Levels
    310,000   Callaway Golf                                               4,910
              Premium Golf Clubs & Balls
    347,000   Gadzooks (b)                                                4,369
              Teen Apparel Retailer
     85,000   Tweeter Home Entertainment (b)                              1,389
              Consumer Electronics Retailer
      1,700   Aeropostale (b)                                                46
              Mall Based Teen Retailer
--------------------------------------------------------------------------------
                                                                         16,023
                                                                     ----------
              Consumer Goods/Services: Total                             40,061
--------------------------------------------------------------------------------
Finance: 11.7%
              >Banks: 1.4%
    158,125   Chittenden                                                  4,582
              Vermont & West Massachusetts Bank
--------------------------------------------------------------------------------
              >Finance Companies: 5.9%
    501,500   AmeriCredit (b)                                            14,067
              Auto Lending
    590,000   World Acceptance (b)                                        4,956
              Personal Loans
--------------------------------------------------------------------------------
                                                                         19,023
              >Savings & Loan: 0.7%
     96,400   Anchor Bancorp Wisconsin                                    2,324
              Wisconsin Thrift
--------------------------------------------------------------------------------
              >Insurance: 3.7%
     43,000   Markel (b)                                                  8,471
              Specialty Insurance
    140,000   HCC Insurance Holdings                                      3,689
              Aviation Insurance
--------------------------------------------------------------------------------
                                                                         12,160
                                                                     ----------
              Finance: Total                                             38,089
--------------------------------------------------------------------------------
Industrial Goods/Services: 4.6%
              >Industrial Materials: 0.8%
     95,000   Spartech                                                    2,587
              Plastics Distribution & Compounding
--------------------------------------------------------------------------------
              >Machinery: 0.9%
     49,000   Esco Technologies (b)                                       1,715
              Filtration & Test Equipment
     35,000   Cuno (b)                                                    1,266
              Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                          2,981
              >Industrial Services: 2.9%
    206,900   Insurance Auto Auctions (b)                                 4,034
              Auto Salvage Services
    346,000   Hub Group (b)                                               3,200
              Truck & Rail Freight Forwarder
     95,000   Clark/Bardes Consulting (b)                                 2,170
              Executive Compensation & Benefits Consulting
--------------------------------------------------------------------------------
                                                                          9,404
                                                                     ----------
              Industrial Goods/Services: Total                           14,972
--------------------------------------------------------------------------------
Energy/Minerals: 5.3%
              >Oil Services: 1.3%
    551,000   Newpark Resources (b)                                       4,050
              Oilfield Fluid Management
--------------------------------------------------------------------------------
              >Oil & Gas Producers: 0.3%
     70,000   Southwestern Energy (b)                                     1,063
              Oil & Gas Exploration/Production
--------------------------------------------------------------------------------
              >Distribution/Marketing/Refining: 3.7%
    193,000   Atmos Energy                                                4,524
              Natural Gas Utility
    122,600   Equitable Resources                                         4,205
              Natural Gas Utility & Producer
    275,000   Tesoro Petroleum (b)                                        2,131
              Oil Refinery/Gas Reserves


U                                      36

Liberty Acorn USA
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Distribution/Marketing/Refining -- continued
--------------------------------------------------------------------------------
     80,400   Dynegy                                                       $579
              Natural Gas & Electric Processing, Production
              & Marketing
    115,000   Aquila                                                        572
              Energy Trading
--------------------------------------------------------------------------------
                                                                         12,011
                                                                     ----------
              Energy/Minerals: Total                                     17,124
--------------------------------------------------------------------------------
Other Industries: 4.4%
              >Real Estate: 0.5%
     47,000   The Rouse Company                                           1,551
              Regional Shopping Malls
--------------------------------------------------------------------------------
              >Regulated Utilities: 3.9%
    498,000   Conectiv                                                   12,853
              Electric Utility in New Jersey, Delaware & Maryland
                                                                     ----------
              Other Industries: Total                                    14,404

Total Common Stocks (Cost: $280,164): 89.9%                             292,177

Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 9.1%
              Yield 1.55% - 1.70%
              Due 7/1/02 - 7/3/02
    $11,072   Toyota Motor                                              $11,071
      9,502   Prudential Funding                                          9,502
      8,892   AmGen Financial                                             8,892
--------------------------------------------------------------------------------
              (Amortized Cost: $29,465)                                  29,465

Total Investments: (Cost: $309,629) 99.0%                               321,642

Cash and Other Assets Less Liabilities: 1.0%                              3,343

                                                                     ----------
Total Net Assets: 100%                                                 $324,985
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal Income tax purposes cost of investments is the same and net unrealized appreciation was $12,013 consisting of gross unrealized appreciation of $66,577 and gross unrealized depreciation of $54,564.
(b)   Non-income producing security.


                                       37                                      U

Liberty Acorn Foreign Forty
      >Major Portfolio Changes in the Second Quarter (Unaudited)

                                                           Number of Shares
                                                      --------------------------
                                                      03/31/02          06/30/02


Additions
--------------------------------------------------------------------------------
      Europe
>United Kingdom/Ireland
Standard Chartered                                           0          100,000

--------------------------------------------------------------------------------
      Other Countries

>Australia
Lion Nathan                                                  0          400,000
--------------------------------------------------------------------------------


Sales
--------------------------------------------------------------------------------
      Europe

>United Kingdom/Ireland
Capita Group                                           210,000                0

>Switzerland
Xstrata                                                 76,000                0

>Italy
Banca Fideuram                                         130,000                0


F40                                    38

Liberty Acorn Foreign Forty
      >Statement of Investments (Unaudited) June 30, 2002


Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 94.4%
--------------------------------------------------------------------------------
Europe: 64.2%
              >Germany: 7.7%
     41,000   Rhoen-Klinikum                                             $1,992
              Hospital Management
     28,000   Deutsche Boerse                                             1,187
              Trading, Clearing & Settlement Services for
              Financial Markets
--------------------------------------------------------------------------------
                                                                          3,179
              >Denmark: 1.6%
     26,000   Jyske Bank                                                    652
              Retail & Corporate Banking
--------------------------------------------------------------------------------
              >Norway: 6.9%
    327,000   DNB Holding                                                 1,784
              Universal Bank
     54,950   Orkla                                                       1,063
              Diversified Consumer Goods
--------------------------------------------------------------------------------
                                                                          2,847
              >France: 9.6%
     45,000   Suez                                                        1,205
              Regulated Utilities
--------------------------------------------------------------------------------
     24,000   Essilor International                                         980
              Eyeglass Lenses
      8,000   Technip                                                       846
              Global Oil Engineering & Construction
     25,000   Euronext                                                      471
              Trading, Clearing & Settlement Services for
              Financial Markets
     10,000   AGF                                                           461
              Life & Health Insurance
--------------------------------------------------------------------------------
                                                                          3,963
              >United Kingdom/Ireland: 23.6%
    125,000   Kerry Group (Ireland)                                       1,859
              Food Ingredients
    100,000   Irish Life & Permanent (Ireland)                            1,453
              Life Insurance & Savings Products
    150,000   Alliance Unichem                                            1,418
              Pharmaceutical Wholesaler & Retailer
    220,000   Smith & Nephew                                              1,224
              Medical Equipment & Supplies
    100,000   Standard Chartered                                          1,071
              International Banking Group
    150,000   Anglo Irish Bank (Ireland)                                    971
              Corporate Lending & Private Banking
    250,000   Wood Group (b)                                                805
              Oil Services
     65,000   Galen Holdings                                                469
              Women's Health Care
     60,000   Hanson Trust                                                  428
              Global Supplier of Construction Material
--------------------------------------------------------------------------------
                                                                          9,698
              >Switzerland: 12.2%
      2,780   Synthes-Stratec                                             1,708
              Products for Orthopedic Surgery
        715   Pargesa Holdings                                            1,480
              Industrial & Media Conglomerate
      3,300   Givaudan                                                    1,337
              Industrial Fragrances & Flavors
      1,700   Julius Baer                                                   491
              Private Banking, Brokerage & Mutual Funds
--------------------------------------------------------------------------------
                                                                          5,016
              >Italy: 2.6%
     85,000   Autogrill                                                     992
              Restaurants & Catering for Travelers
     10,000   Saipem                                                         72
              Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                          1,064
                                                                     ----------
              Europe: Total                                              26,419

--------------------------------------------------------------------------------
Asia: 20.1%
              >Hong Kong: 2.8%
    100,000   TVB                                                           426
              Television Programming & Broadcasting
    300,000   Li & Fung                                                     404
              Sourcing of Consumer Goods
    290,000   Hang Lung Properties                                          331
              Property Manager
--------------------------------------------------------------------------------
                                                                          1,161
              >Japan: 15.1%
     26,400   Oriental Land                                               1,892
              Disney Theme Park Operator
     17,500   Orix                                                        1,415
              Finance Leasing
      7,000   Nintendo                                                    1,033
              Entertainment Software & Hardware
     14,000   Hoya                                                        1,021
              Opto-Electrical Components & Eyeglasses
     65,000   Terumo                                                        871
              Medical Supplies
--------------------------------------------------------------------------------
                                                                          6,232
              >Singapore: 2.2%
    450,000   Singapore Technical Engineering                               491
              Defense Supplier
     50,000   Venture Manufacturing                                         399
              Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                            890
                                                                     ----------
              Asia: Total                                                 8,283
--------------------------------------------------------------------------------
Other Countries: 10.1%
              >Australia: 2.6%
    400,000   Lion Nathan                                                 1,093
              Beer Brewer/Distributor
--------------------------------------------------------------------------------
              >Canada: 7.0%
     29,600   Talisman Energy                                             1,333
              Oil & Gas Producer
     65,000   Investors Group                                             1,190
              Mutual Funds
     15,500   Celestica (b)                                                 350
              Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                          2,873


                                       39                                    F40

Liberty Acorn Foreign Forty
      >Statement of Investments (Unaudited), continued

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

              >Israel: 0.5%
     28,000   Amdocs (b)                                                   $211

              Telecommunications Billing & Customer Care
              Software

                                                                     ----------
              Other: Total                                                4,177

                                                                     ----------
Total Common Stocks: 94.4%                                               38,879
              (Cost: $36,161)

Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

Short-Term Obligations: 10.8%
              Yield 1.63% - 1.79%
              Due 7/1/02 - 7/2/02
     $2,011   Toyota Motor                                               $2,011
      1,230   AmGen Financial                                             1,230
      1,200   Prudential Funding                                          1,200
--------------------------------------------------------------------------------
              (Amortized Cost: $4,441)                                    4,441
                                                                     ----------
Total Investments: 105.2%                                                43,320
              (Cost: $40,602)

Cash and Other Assets Less Liabilities: (5.2%)                           (2,146)
                                                                     ----------
Total Net Assets: 100%                                                  $41,174
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is $40,987 and net unrealized appreciation was $2,333, consisting of gross unrealized appreciation of $4,799 and gross unrealized depreciation of $2,466.
(b)   Non-income producing security.
(c) At June 30, 2002, $12,488 or 30.3% of the Fund's net assets was denominated in Euro currency.


F40                                    40

Liberty Acorn Foreign Forty
      >Portfolio Diversification

At June 30, 2002, the Fund's portfolio investments as a percent of net assets was diversified as follows:


                                                     Value (000)         Percent
--------------------------------------------------------------------------------

>Information Technology
Transaction Processors                                  $1,658              4.0%
Semiconductors and Related
     Equipment                                           1,021              2.5
Contract Manufacturing                                     749              1.8
Television Broadcasting                                    426              1.1
Business Software                                          211              0.5
--------------------------------------------------------------------------------
                                                         4,065              9.9

>HealthCare
Medical Equipment                                        4,783             11.6
Hospital Management                                      1,992              4.8
Pharmaceuticals                                          1,887              4.6
--------------------------------------------------------------------------------
                                                         8,662             21.0

>Consumer Goods/Services
Beverage                                                 2,922              7.1
Other Entertainment                                      1,892              4.6
Food                                                     1,093              2.7
Consumer Software                                        1,033              2.5
Restaurants                                                992              2.4
--------------------------------------------------------------------------------
                                                         7,932             19.3

>Finance
Banks                                                    4,479             10.9
Insurance                                                1,914              4.6
Money Management                                         1,681              4.1
Other Finance Companies                                  1,415              3.4
--------------------------------------------------------------------------------
                                                         9,489             23.0

>Industrial Goods/Services
Conglomerates                                            1,480              3.6
Speciality Chemicals                                     1,337              3.2
Other Industrial Services                                  491              1.2
Construction                                               428              1.1
Outsourcing and Training Services                          404              1.0
--------------------------------------------------------------------------------
                                                         4,140             10.1

>Energy/Minerals
Oil Services                                             1,722              4.2
Oil/Gas Producers                                        1,333              3.2
--------------------------------------------------------------------------------
                                                         3,055              7.4

>Other
Regulated Utilities                                      1,205              2.9
Real Estate                                                331              0.8
--------------------------------------------------------------------------------
                                                         1,536              3.7

                                                    ----------------------------
Total Common Stocks:                                    38,879             94.4

Short-Term Obligations:                                  4,441             10.8

                                                    ----------------------------
Total Investments:                                      43,320            105.2

Cash and Other Assets
    Less Liabilities:                                   (2,146)            (5.2)

                                                    ----------------------------
Net Assets                                             $41,174            100.0%
================================================================================


                                       41                                    F40

Liberty Acorn Twenty
      >Major Portfolio Changes in the Second Quarter (Unaudited)


                                                           Number of Shares
                                                      --------------------------
                                                      03/31/02          06/30/02

Additions
--------------------------------------------------------------------------------
            Information
Moody's Investor Services                                    0           52,000

--------------------------------------------------------------------------------
            Health Care
First Health Group                                     243,000          265,000

--------------------------------------------------------------------------------
            Consumer Goods/Services
International Speedway Motors                                0           65,000

--------------------------------------------------------------------------------
            Finance
Fidelity National Financial                                  0          110,000

--------------------------------------------------------------------------------
            Industrial Goods/Services
Expeditors International
of Washington                                          180,000          200,000
(includes the effect of a 2 for 1 stock split)

Sales
--------------------------------------------------------------------------------
            Energy/Minerals
Dynegy                                                 150,000                0


20                                     42

Liberty Acorn Twenty
      >Statement of Investments (Unaudited) June 30, 2002

Number of Shares                                                     Value (000)
--------------------------------------------------------------------------------

                                                            Common Stocks: 92.5%
--------------------------------------------------------------------------------
Information: 36.8%
              >Television Programming: 4.7%
    550,000   Liberty Media Group, AT&T (b)                              $5,500
              CATV Programming & Media Company Holdings
--------------------------------------------------------------------------------
              >Instrumentation: 7.6%
    110,000   Mettler Toledo (b)                                          4,056
              Laboratory Equipment
    108,000   Waters (b)                                                  2,884
              Chromatography, Mass Spectrometry, Thermal
              Analysis
    108,000   Tektronix (b)                                               2,021
              Analytical Instruments
--------------------------------------------------------------------------------
                                                                          8,961
              >Gaming Equipment: 4.8%
    100,000   International Game Technology (b)                           5,670
              Slot Machines & Progressive Jackpots
--------------------------------------------------------------------------------
              >Business Software: 9.3%
    130,000   Synopsys (b)                                                7,125
              Software for Designing Semiconductor Chips
    310,000   JD Edwards (b)                                              3,766
              Mid Market ERP & Supply Chain Software
--------------------------------------------------------------------------------
                                                                         10,891
              >Business Information: 10.4%
    210,000   H & R Block                                                 9,691
              Tax Preparation
     52,000   Moody's Investor Services                                   2,587
              Ratings Service for Credit Obligations
--------------------------------------------------------------------------------
                                                                         12,278
                                                                     ----------
              Information: Total                                         43,300

--------------------------------------------------------------------------------
Health Care: 2.7%
              >Medical Equipment: 5.0%
    200,000   Boston Scientific (b)                                       5,864
              Stents & Catheters
--------------------------------------------------------------------------------

              >Hospital/Laboratory Supplies: 2.6%
    110,000   Techne (b)                                                  3,104
              Cytokines, Antibodies, Other Reagents for
              Life Sciences
--------------------------------------------------------------------------------
              >Services: 14.1%
    265,000   First Health Group (b)                                      7,431
              PPO Network
    240,000   IMS Health                                                  4,308
              Prescription Data Group for Pharmaceutical Industry
    150,000   Lincare Holdings (b)                                        4,845
              Home Health Care Services
--------------------------------------------------------------------------------
                                                                         16,584
                                                                     ----------
              Health Care : Total                                        25,552
--------------------------------------------------------------------------------
Consumer Goods/Services: 10.4%
              >Leisure Vehicles: 3.7%
     85,000   Harley-Davidson                                             4,358
              Motorcycles & Related Merchandise
--------------------------------------------------------------------------------

Number of Shares or
Principal Amount (000)                                               Value (000)
--------------------------------------------------------------------------------

              >Entertainment: 2.2%
     65,000   International Speedway Motors                              $2,606
              Largest Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
              >Furniture & Manufacturers: 4.5%
    140,000   Jones Apparel (b)                                           5,250
              Women's Apparel
                                                                     -----------
              Consumer Goods/Services: Total                             12,214
--------------------------------------------------------------------------------
Finance: 18.0%
              >Banks: 8.7%
    165,000   Associated Banc-Corp                                        6,222
              Midwest Bank
     82,000   TCF Financial                                               4,026
              Great Lakes Bank
--------------------------------------------------------------------------------
                                                                         10,248
              >Insurance: 7.9%
     30,000   Markel (b)                                                  5,910
              Specialty Insurance
    110,000   Fidelity National Financial                                 3,476
              Title Insurance & Other Services
--------------------------------------------------------------------------------
                                                                          9,386
              >Money Management: 1.4%
     58,000   SEI Investments                                             1,634
              Mutual Fund Administration & Investment
              Management
                                                                     ----------
              Finance: Total                                             21,268
--------------------------------------------------------------------------------
Industrial Goods/Services: 5.6%
              >Logistics: 5.6%
    200,000   Expeditors International of Washington                      6,632
              International Freight Forwarder
                                                                     ----------
              Industrial Goods/Services: Total                            6,632

                                                                     ----------
Total Common Stocks (Cost: $91,043): 92.5%                               108,966

Short-Term Obligations: 7.5%
              Yield 1.55% - 1.70%
              Due 7/1/02 - 7/3/02
     $4,406   Toyota Motor                                                4,406
      2,632   AmGen Financial                                             2,632
      1,758   Prudential Funding                                          1,758
--------------------------------------------------------------------------------
              (Amortized Cost: $8,796)                                    8,796
                                                                     ----------
Total Investments (Cost: $99,839): 100.0%                               117,762

Cash and Other Assets Less Liabilities: (0.0%)                              (23)

                                                                     ----------
Total Net Assets: 100%                                                 $117,739
================================================================================

--------------------------------------------------------------------------------
>Notes to Statement of Investments

(a) At June 30, 2002, for federal income tax purposes cost of investments is the same and net unrealized appreciation was $17,923, consisting of gross unrealized appreciation of $22,519 and gross unrealized depreciation of $4,596.

(b)   Non-income producing security.


                                       43                                     20

Liberty Acorn Family of Funds
      >Statements of Assets and Liabilities (Unaudited)

                                                    Liberty             Liberty            Liberty          Liberty         Liberty
                                                     Acorn               Acorn              Acorn            Acorn           Acorn
June 30, 2002                                        Fund            International           USA         Foreign Forty      Twenty
------------------------------------------------------------------------------------------------------------------------------------
(in thousands)
Assets
Investments, at value (cost: Liberty Acorn
     Fund $4,559,784; Liberty International
     $1,612,951; Liberty Acorn USA $309,629;
     Liberty Acorn Foreign Forty $40,602;
     Liberty Acorn Twenty $99,839)                 $5,905,738          $1,652,591          $321,642         $43,320        $117,762
Cash                                                       --                  --                 1               1              --
Foreign currency (cost: Liberty Acorn
     Fund $3,138; Liberty Acorn
     International $17,946; Liberty Acorn
     Foreign Forty $1,438)                              3,139              18,603                --           1,443              --
Net unrealized appreciation on
     forward foreign currency contracts                    --                  25                --              --              --
Receivable for:
     Investments sold                                   3,086              46,101             3,952              96              --
     Fund shares sold                                  24,685              10,114               660              47             164
     Dividends and interest                             3,819               3,985                18             155              34
     Expense reimbursement due
        for Class A, B and C from Advisor                  --                  --                --              16              --
Deferred Trustees' Compensation Plan                      775                 412                56              --              --
Other assets                                               21                   9                 1               5               7
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                   5,941,263           1,731,840           326,330          45,083         117,967

Liabilities
Payable for:
     Investments purchased                             25,909              34,641               244           2,974              --
     Fund shares redeemed                               5,377              10,943               710             839              97
     Custodian                                             26                  55                 1               2              --
     Management fee                                     3,254               1,152               250              34              86
     Administration fee                                   242                  70                13               2               5
     Trustees' fee                                         51                  43                 5               1              --
     Deferred Trustees' fees                              775                 412                56              --              --
     Transfer agent fee                                   171                 205                18              18              13
Other liabilities                                         332                 397                48              39              27
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                 36,137              47,918             1,345           3,909             228
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                         $5,905,126          $1,683,922          $324,985         $41,174        $117,739
====================================================================================================================================

Composition of Net Assets
Paid in capital                                    $4,526,121          $1,745,596          $302,244         $74,265        $100,399
Undistributed net investment income
     (Accumulated net investment loss or
     Overdistributed net investment
     income)                                           (1,409)             10,558            (1,451)            109            (531)
Accumulated net realized gain (loss)                   34,412            (104,793)           12,179         (35,540)            (52)
Net unrealized appreciation
     (depreciation) on:
     Investments (net of unrealized PFIC
     gains of $8,026 for Liberty Acorn
     International and $385 for
     Liberty Acorn Foreign Forty)                   1,345,954              31,614            12,013           2,333          17,923
     Forward foreign currency contracts                    --                  25                --              --              --
     Foreign currency transactions                         48                 922                --               7              --
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                         $5,905,126          $1,683,922          $324,985         $41,174        $117,739
====================================================================================================================================

Net asset value and redemption
     price per share - Class A (a)                     $17.12              $18.49            $16.67          $11.81          $14.38
     (Net assets/shares)                     ($627,289/36,645)     ($35,652/1,928)   ($36,920/2,215)    ($2,823/239) ($17,488/1,216)
Maximum offering price per
     share - Class A (b)                               $18.16              $19.62            $17.69          $12.53          $15.26
     (Net asset value and redemption
     price per share/front-end
     sales charge)                              ($17.12/.9425)      ($18.49/.9425)    ($16.67/.9425)  ($11.81/.9425)  ($14.38/.9425)
Net asset value and offering price
     per share - Class B (a)                           $16.94              $18.30            $16.52          $11.67          $14.23
     (Net assets/shares)                     ($582,219/34,372)     ($23,400/1,279)   ($46,396/2,809)    ($2,183/187) ($24,596/1,729)
Net asset value and offering price
     per  share - Class C (a)                          $16.94              $18.29            $16.52          $11.68          $14.22
     (Net assets/shares)                     ($332,527/19,633)       ($16,129/882)   ($21,127/1,279)    ($3,760/322)    ($7,096/499)
Net asset value, offering price and
redemption price per share -
Class Z                                                $17.25              $18.61            $16.74          $11.86          $14.47
     (Net assets/shares)                  ($4,363,091/252,937) ($1,608,741/86,458) ($220,542/13,177) ($32,408/2,733) ($68,559/4,739)

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)   On sales of $50,000 or more the offering price is reduced.


See accompanying notes to financial statements.

Liberty Acorn Family of Funds
      >Statements of Operations (Unaudited)
      For the Six Months Ended June 30, 2002

                                                                      Liberty      Liberty         Liberty     Liberty       Liberty
                                                                       Acorn        Acorn           Acorn       Acorn         Acorn
(in thousands)                                                         Fund      International       USA     Foreign Forty   Twenty
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividend income                                                  $22,894       $21,837         $ 641         $513         $257
     Interest income                                                    4,410           736           261           18           80
------------------------------------------------------------------------------------------------------------------------------------
                                                                       27,304        22,573           902          531          337
     Foreign taxes withheld                                              (477)       (2,008)           --          (53)          --
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                      26,827        20,565           902          478          337
Expenses:
Management fees                                                        18,712         6,936         1,522          208          489
Administration fees                                                     1,388           421            82           11           27
12b-1 Service & Distribution fees                                       4,276           231           347           36          151
Custody fees                                                              154           332             5           16            3
Transfer agent fee                                                      2,537           740           228           59          106
Trustees' fee                                                             176            87            14            2            1
Registration and blue sky                                                 113            54            38           39           35
Reports to shareholders                                                   174           126            35           29           33
Other expenses                                                            286           104            30           16           16
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                    27,816         9,031         2,301          416          861
Less reimbursement of expenses by advisor                                  --            --            --          (63)          (2)
------------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                      27,816         9,031         2,301          353          859
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                        (989)       11,534        (1,399)         125         (522)
Net Realized and Unrealized Gain (Loss)
     on Portfolio Positions:
Net realized gain (loss) on:
     Investments                                                       36,343        36,997        14,144       (4,851)          (8)
     Forward foreign currency contracts                                    --        (2,222)           --           --           --
     Foreign currency transactions                                         31        (2,494)           --           --           --
------------------------------------------------------------------------------------------------------------------------------------
     Net realized gain (loss)                                          36,374        32,281        14,144       (4,851)          (8)
====================================================================================================================================
Net change in net unrealized appreciation/ depreciation on:
     Investments                                                     (276,792)      (27,726)      (30,113)       4,041       (5,123)
     Forward foreign currency contracts                                    --            25            --           --           --
     Foreign currency transactions                                        (19)        2,801            --            3           --
------------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized
          appreciation/depreciation                                  (276,811)      (24,900)      (30,113)       4,044       (5,123)
====================================================================================================================================
     Net realized and unrealized gain (loss)                         (240,437)        7,381       (15,969)        (807)      (5,131)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets resulting
     from Operations                                                $(241,426)      $18,915      $(17,368)       $(682)     $(5,653)
====================================================================================================================================


      See accompanying notes to financial statements.

Liberty Acorn Family of Funds
      >Statements of Changes in Net Assets


                                                                       Liberty                            Liberty Acorn
                                                                      Acorn Fund                          International
                                                            (Unaudited)                          (Unaudited)
                                                            Six months         Year ended         Six months         Year ended
Increase (Decrease) in Net Assets                          ended June 30,      December 31,      ended June 30,      December 31,
------------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                     2002               2001               2002               2001
Operations:
Net investment income (loss)                                      $(989)            $8,831            $11,534            $12,043
Net realized gain (loss) on investments,
   forward foreign currency contracts, futures
   and foreign currency transactions                             36,374             25,700             32,281           (140,634)
Change in net unrealized appreciation (depreciation)
   of investments, forward foreign currency contracts
   and foreign currency transactions                           (276,811)           244,013            (24,900)          (375,330)
------------------------------------------------------------------------------------------------------------------------------------
          Net Increase (Decrease) from Operations              (241,426)           278,544             18,915           (503,921)
Distribution to Shareholders From:
Net investment income - Class A                                      --                 --                 --                 --
Net realized gain - Class A                                          --             (2,844)                --               (398)
Net investment income - Class B                                      --                 --                 --                 --
Net realized gain - Class B                                          --             (2,637)                --               (273)
Net investment income - Class C                                      --                 --                 --                 --
Net realized gain - Class C                                          --             (1,296)                --               (230)
Net investment income - Class Z                                      --             (8,940)            (6,027)                --
Net realized gain - Class Z                                          --            (80,989)                --            (38,229)
------------------------------------------------------------------------------------------------------------------------------------
          Total Distribution to Shareholders                         --            (96,706)            (6,027)           (39,130)
Share Transactions:
   Subscriptions - Class A                                      400,777            307,484            142,742            239,039
   Distributions reinvested - Class A                                --              2,629                 --                334
   Redemptions - Class A                                        (50,373)           (37,092)          (133,428)          (220,639)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class A                            350,404            273,021              9,314             18,734
   Subscriptions - Class B                                      342,973            273,803              8,641             18,727
   Distributions reinvested - Class B                                --              2,424                 --                231
   Redemptions - Class B                                        (18,233)           (15,884)            (2,449)            (3,880)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                       324,740            260,343              6,192             15,078

   Subscriptions - Class C                                      215,092            151,838             22,896             46,327
   Distributions reinvested - Class C                                --              1,220                 --                199
   Redemptions - Class C                                        (16,632)           (16,911)           (21,280)           (33,605)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class C                            198,460            136,147              1,616             12,921

   Subscriptions - Class Z                                      536,971            634,962            315,948            855,561
   Distributions reinvested - Class Z                                --             81,436              5,593             35,680
   Redemptions - Class Z                                       (227,387)          (630,511)          (338,065)        (1,203,599)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class Z                            309,584             85,887            (16,524)          (312,358)
------------------------------------------------------------------------------------------------------------------------------------
          Net Increase (Decrease) from
              Share Transactions                              1,183,188            755,398                598           (265,625)
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                      941,762            937,236             13,486           (808,676)

Net Assets:
Beginning of period                                           4,963,364          4,026,128          1,670,436          2,479,112
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                $5,905,126         $4,963,364         $1,683,922         $1,670,436
====================================================================================================================================
Undistributed Net Investment Income (Accumulated
   Net Investment Loss or Overdistributed Net
   Investment Income)                                           $(1,409)             $(420)           $10,558             $5,051
====================================================================================================================================





                                                                         Liberty                         Liberty Acorn
                                                                        Acorn USA                        Foreign Forty
                                                             (Unaudited)                          (Unaudited)
                                                             Six months         Year ended        Six months          Year ended
Increase (Decrease) in Net Assets                           ended June 30,      December 31,     ended June 30,       December 31,
------------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                     2002               2001               2002               2001
Operations:
Net investment income (loss)                                    $(1,399)           $(1,409)              $125              $(374)
Net realized gain (loss) on investments,
   forward foreign currency contracts, futures
   and foreign currency transactions                             14,144              7,406             (4,851)           (30,434)
Change in net unrealized appreciation (depreciation)
   of investments, forward foreign currency contracts
   and foreign currency transactions                            (30,113)            31,876              4,044             (9,135)
------------------------------------------------------------------------------------------------------------------------------------
          Net Increase (Decrease) from Operations               (17,368)            37,873               (682)           (39,943)
Distribution to Shareholders From:
Net investment income - Class A                                      --                 --                 --                 (3)
Net realized gain - Class A                                          --               (155)                --                (23)
Net investment income - Class B                                      --                 --                 --                 (2)
Net realized gain - Class B                                          --               (181)                --                (13)
Net investment income - Class C                                      --                 --                 --                 (5)
Net realized gain - Class C                                          --                (90)                --                (30)
Net investment income - Class Z                                      --                 --                 --                (66)
Net realized gain - Class Z                                          --             (3,172)                --               (441)
------------------------------------------------------------------------------------------------------------------------------------
          Total Distribution to Shareholders                         --             (3,598)                --               (583)
Share Transactions:
   Subscriptions - Class A                                       25,832             32,901             50,162             56,509
   Distributions reinvested - Class A                                --                144                 --                 23
   Redemptions - Class A                                         (7,072)           (13,214)           (50,331)           (55,501)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class A                             18,760             19,831               (169)             1,031
   Subscriptions - Class B                                       25,799             31,389              1,203              2,027
   Distributions reinvested - Class B                                --                155                 --                 13
   Redemptions - Class B                                         (4,155)            (4,458)            (1,031)              (778)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                        21,644             27,086                172              1,262

   Subscriptions - Class C                                       11,332             14,042              3,755              8,387
   Distributions reinvested - Class C                                --                 84                 --                 11
   Redemptions - Class C                                         (1,962)            (1,321)            (3,801)            (6,283)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class C                              9,370             12,805                (46)             2,115

   Subscriptions - Class Z                                       37,392             83,357             24,030            146,755
   Distributions reinvested - Class Z                                --              3,020                 --                450
   Redemptions - Class Z                                        (35,523)          (113,912)           (27,936)          (202,928)
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class Z                              1,869            (27,535)            (3,906)           (55,723)
------------------------------------------------------------------------------------------------------------------------------------
          Net Increase (Decrease) from
            Share Transactions                                   51,643             32,187             (3,949)           (51,315)
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                       34,275             66,462             (4,631)           (91,841)

Net Assets:
Beginning of period                                             290,710            224,248             45,805            137,646
------------------------------------------------------------------------------------------------------------------------------------
End of period                                                  $324,985           $290,710            $41,174            $45,805
====================================================================================================================================
Undistributed Net Investment Income (Accumulated
   Net Investment Loss or Overdistributed Net
   Investment Income)                                           $(1,451)              $(52)              $109               $(16)
====================================================================================================================================





                                                                      Liberty
                                                                    Acorn Twenty
                                                             (Unaudited)
                                                             Six months       Year ended
Increase (Decrease) in Net Assets                           ended June 30,    December 31,
------------------------------------------------------------------------------------------
(in thousands)                                                     2002            2001
Operations:
Net investment income (loss)                                      $(522)          $(496)
Net realized gain (loss) on investments,
   forward foreign currency contracts, futures
   and foreign currency transactions                                 (8)            823
Change in net unrealized appreciation (depreciation)
   of investments, forward foreign currency contracts
   and foreign currency transactions                             (5,123)          6,110
------------------------------------------------------------------------------------------
          Net Increase (Decrease) from Operations                (5,653)          6,437
Distribution to Shareholders From:
Net investment income - Class A                                      --              --
Net realized gain - Class A                                          --             (21)
Net investment income - Class B                                      --              --
Net realized gain - Class B                                          --             (23)
Net investment income - Class C                                      --              --
Net realized gain - Class C                                          --              (9)
Net investment income - Class Z                                      --              --
Net realized gain - Class Z                                          --            (135)
------------------------------------------------------------------------------------------
          Total Distribution to Shareholders                         --            (188)
Share Transactions:
   Subscriptions - Class A                                        9,349          11,048
   Distributions reinvested - Class A                                --              19
   Redemptions - Class A                                         (2,992)         (3,166)
------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class A                              6,357           7,901
   Subscriptions - Class B                                       13,970          10,371
   Distributions reinvested - Class B                                --              21
   Redemptions - Class B                                         (1,749)         (2,066)
------------------------------------------------------------------------------------------
   Net Increase - Class B                                        12,221           8,326

   Subscriptions - Class C                                        3,050           3,892
   Distributions reinvested - Class C                                --               8
   Redemptions - Class C                                           (569)           (389)
------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class C                              2,481           3,511

   Subscriptions - Class Z                                        7,657          11,389
   Distributions reinvested - Class Z                                --             128
   Redemptions - Class Z                                         (5,053)        (12,911)
------------------------------------------------------------------------------------------
   Net Increase (Decrease) - Class Z                              2,604          (1,394)
------------------------------------------------------------------------------------------
          Net Increase (Decrease) from
            Share Transactions                                   23,663          18,344
------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                       18,010          24,593

Net Assets:
Beginning of period                                              99,729          75,136
------------------------------------------------------------------------------------------
End of period                                                  $117,739         $99,729
==========================================================================================
Undistributed Net Investment Income (Accumulated
   Net Investment Loss or Overdistributed Net
   Investment Income)                                             $(531)            $(9)
==========================================================================================


See accompanying notes to financial statements.



                                     46 & 47

Liberty Acorn Family of Funds
      >Statements of Changes in Net Assets continued

                                                                        Liberty                       Liberty Acorn
                                                                       Acorn Fund                     International
                                                              (Unaudited)                      (Unaudited)
                                                              Six months       Year ended      Six months       Year ended
Changes in Shares of Beneficial Interest:                    ended June 30,    December 31,   ended June 30,    December 31,
-------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                     2002             2001             2002             2001

   Subscriptions - Class A                                       22,261           18,209            7,669           12,434
   Shares issued in reinvestment and capital
     gains - Class A                                                 --              146               --               16
   Less shares redeemed - Class A                                (2,831)          (2,202)          (7,135)         (11,489)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class A                                        19,430           16,153              534              961

   Subscriptions - Class B                                       19,196           16,110              466              900
   Shares issued in reinvestment and capital
     gains - Class B                                                 --              135               --               11
   Less shares redeemed - Class B                                (1,035)            (963)            (133)            (203)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                        18,161           15,282              333              708

   Subscriptions - Class C                                       12,046            8,969            1,243            2,305
   Shares issued in reinvestment and capital
     gains - Class C                                                 --               68               --               10
   Less shares redeemed - Class C                                  (946)          (1,000)          (1,148)          (1,695)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class C                                        11,100            8,037               95              620

   Subscriptions - Class Z                                       29,646           37,199           16,841           42,524
   Shares issued in reinvestment and capital
     gains - Class Z                                                 --            4,491              290            1,705
   Less shares redeemed - Class Z                               (12,650)         (37,172)         (17,996)         (60,018)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                                16,996            4,518             (865)         (15,789)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest         65,687           43,990               97          (13,500)
-------------------------------------------------------------------------------------------------------------------------------


                                                                        Liberty                         Liberty Acorn
                                                                       Acorn USA                        Foreign Forty
                                                              (Unaudited)                       (Unaudited)
                                                              Six months        Year ended      Six months       Year ended
Changes in Shares of Beneficial Interest:                    ended June 30,     December 31,   ended June 30,    December 31,
-------------------------------------------------------------------------------------------------------------------------------
(in thousands)                                                      2002            2001            2002             2001

   Subscriptions - Class A                                         1,447           1,880           4,302            4,477
   Shares issued in reinvestment and capital
     gains - Class A                                                  --               9              --                2
   Less shares redeemed - Class A                                   (401)           (774)         (4,300)          (4,427)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class A                                          1,046           1,115               2               52

   Subscriptions - Class B                                         1,455           1,815             103              145
   Shares issued in reinvestment and capital
     gains - Class B                                                  --               9              --                1
   Less shares redeemed - Class B                                   (239)           (277)            (89)             (64)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class B                                          1,216           1,547              14               82

   Subscriptions - Class C                                           640             800             322              652
   Shares issued in reinvestment and capital
     gains - Class C                                                  --               5              --                1
   Less shares redeemed - Class C                                   (111)            (78)           (325)            (526)
-------------------------------------------------------------------------------------------------------------------------------
   Net Increase - Class C                                            529             727              (3)             127

   Subscriptions - Class Z                                         2,084           4,826           2,046           10,085
   Shares issued in reinvestment and capital
     gains - Class Z                                                  --             179              --               32
   Less shares redeemed - Class Z                                 (2,003)         (6,839)         (2,373)         (14,609)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                                     81          (1,834)           (327)          (4,492)
-------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest           2,872           1,555            (314)          (4,231)
-------------------------------------------------------------------------------------------------------------------------------


                                                                       Liberty
                                                                     Acorn Twenty
                                                              (Unaudited)
                                                              Six months       Year ended
Changes in Shares of Beneficial Interest:                    ended June 30,    December 31,
-------------------------------------------------------------------------------------------
(in thousands)                                                    2002            2001

   Subscriptions - Class A                                         636             778
   Shares issued in reinvestment and capital
     gains - Class A                                                --               1
   Less shares redeemed - Class A                                 (205)           (225)
-------------------------------------------------------------------------------------------
   Net Increase - Class A                                          431             554

   Subscriptions - Class B                                         963             736
   Shares issued in reinvestment and capital
     gains - Class B                                                --               1
   Less shares redeemed - Class B                                 (121)           (151)
-------------------------------------------------------------------------------------------
   Net Increase - Class B                                          842             586

   Subscriptions - Class C                                         210             281
   Shares issued in reinvestment and capital
     gains - Class C                                                --               1
   Less shares redeemed - Class C                                  (40)            (29)
-------------------------------------------------------------------------------------------
   Net Increase - Class C                                          170             253

   Subscriptions - Class Z                                         519             812
   Shares issued in reinvestment and capital
     gains - Class Z                                                --               9
   Less shares redeemed - Class Z                                 (346)           (965)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) - Class Z                                  173            (144)
-------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares of Beneficial Interest         1,616           1,249
-------------------------------------------------------------------------------------------


See accompanying notes to financial statements.


                                     48 & 49

Liberty Acorn Family of Funds
      >Financial Highlights

Liberty Acorn Fund                                                 (Unaudited)
                                                                   Six Months
Class A Shares                                                    Ended June 30,                   Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period           2002                     2001                     2000(a)
Net Asset Value, Beginning of Period                                 $17.80                   $17.19                   $17.88
Income from Investment Operations
Net investment income (loss) (b)                                      (0.04)                   (0.05)                    0.01
Net realized and unrealized gain (loss)                               (0.64)                    1.01                     1.22
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                 (0.68)                    0.96                     1.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                               --                       --                    (0.06)
From net realized gains                                                  --                    (0.35)                   (1.86)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                        --                    (0.35)                   (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $17.12                   $17.80                   $17.19
====================================================================================================================================
Total Return (c)                                                      (3.82)%(d)                5.56%                    7.40%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                               1.39%(e)                 1.42%(f)                 1.03%(e)(f)
Net investment income (loss)                                          (0.42)%(e)               (0.33)%(f)                0.39%(e)(f)
Portfolio turnover rate                                                   5%(d)                   20%                      29%(d)
Net assets at end of period (000's)                                $627,289                 $306,405                  $18,252


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


                                                                  (Unaudited)
                                                                  Six Months
Class B Shares                                                   Ended June 30,                    Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period           2002                     2001                     2000(a)
Net Asset Value, Beginning of Period                                 $17.67                   $17.17                   $17.88
Income from Investment Operations
Net investment loss (b)                                               (0.09)                   (0.16)                   (0.01)
Net realized and unrealized gain (loss)                               (0.64)                    1.01                     1.22
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                 (0.73)                    0.85                     1.21
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                               --                       --                    (0.06)
From net realized gains                                                  --                    (0.35)                   (1.86)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                        --                    (0.35)                   (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $16.94                   $17.67                   $17.17
====================================================================================================================================
Total Return (c)                                                      (4.13)%(d)                4.92%                    7.27%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                               2.04%(e)                 2.07%(f)                 1.68%(e)(f)
Net investment loss                                                   (1.07)%(e)               (0.98)%(f)              (0.26)%(e)(f)
Portfolio turnover rate                                                   5%(d)                   20%                      29%(d)
Net assets at end of period (000's)                                $582,219                 $286,422                  $15,951


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


                                                                     (Unaudited)
                                                                     Six Months
Class C Shares                                                      Ended June 30,                   Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period             2002                    2001                    2000(a)
Net Asset Value, Beginning of Period                                   $17.66                  $17.17                  $17.88
Income from Investment Operations
Net investment loss (b)                                                 (0.09)                  (0.17)                  (0.01)
Net realized and unrealized gain (loss)                                 (0.63)                   1.01                    1.22
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                   (0.72)                   0.84                    1.21
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                                 --                      --                   (0.06)
From net realized gains                                                    --                   (0.35)                  (1.86)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                          --                   (0.35)                  (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $16.94                  $17.66                  $17.17
====================================================================================================================================
Total Return (c)                                                        (4.08)%(d)               4.86%                   7.27%(d)
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                 2.04%(e)                2.07%(f)                1.68%(e)(f)
Net investment loss                                                     (1.07)%(e)              (0.98)%(f)             (0.26)%(e)(f)
Portfolio turnover rate                                                     5%(d)                  20%                     29%(d)
Net assets at end of period (000's)                                  $332,527                $150,727                  $8,510


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


See accompanying notes to financial statements.

Liberty Acorn International                                           (Unaudited)
                                                                      Six Months
Class A Shares                                                       Ended June 30,                   Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period              2002                   2001                    2000(a)
Net Asset Value, Beginning of Period                                    $18.35                 $23.84                  $28.67
Income from Investment Operations
Net investment income (b)                                                 0.07                   0.01                    0.02
Net realized and unrealized gain (loss)                                   0.07                  (5.11)                  (1.26)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                     0.14                  (5.10)                  (1.24)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                     --                  (0.39)                  (3.59)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                           --                  (0.39)                  (3.59)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $18.49                 $18.35                  $23.84
====================================================================================================================================
Total Return (c)                                                          0.76%(d)             (21.59)%                 (4.85)%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                  1.73%(e)               1.65%(f)                1.59%(e)(f)
Net investment income                                                     0.71%(e)               0.03%(f)                0.40%(e)(f)
Portfolio turnover rate                                                     23%(d)                 45%                     63%(d)
Net assets at end of period (000's)                                    $35,652                $25,587                 $10,323


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


                                                                     (Unaudited)
                                                                      Six Months
Class B Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period             2002                   2001                    2000(a)
Net Asset Value, Beginning of Period                                   $18.22                 $23.81                  $28.67
Income from Investment Operations
Net investment income (loss) (b)                                         0.01                  (0.12)                  (0.01)
Net realized and unrealized gain (loss)                                  0.07                  (5.08)                  (1.26)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                    0.08                  (5.20)                  (1.27)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                    --                  (0.39)                  (3.59)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                          --                  (0.39)                  (3.59)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $18.30                 $18.22                  $23.81
====================================================================================================================================
Total Return (c)                                                         0.44%(d)             (22.04)%            (4.97)%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                 2.38%(e)               2.30%(f)                2.24%(e)(f)
Net investment income (loss)                                             0.06%(e)              (0.62)%(f)              (0.25)%(e)(f)
Portfolio turnover rate                                                    23%(d)                 45%                     63%(d)
Net assets at end of period (000's)                                   $23,400                $17,235                  $5,675


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


                                                                     (Unaudited)
                                                                      Six Months
Class C Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period             2002                   2001                    2000(a)
Net Asset Value, Beginning of Period                                   $18.21                 $23.81                  $28.67
Income from Investment Operations
Net investment income (loss) (b)                                         0.01                  (0.13)                  (0.01)
Net realized and unrealized gain (loss)                                  0.07                  (5.08)                  (1.26)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                    0.08                  (5.21)                  (1.27)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                    --                  (0.39)                  (3.59)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                          --                  (0.39)                  (3.59)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $18.29                 $18.21                  $23.81
====================================================================================================================================
Total Return (c)                                                         0.44%(d)             (22.08)%                 (4.97)%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                 2.38%(e)               2.30%(f)                2.24%(e)(f)
Net investment income (loss)                                             0.06%(e)              (0.62)%(f)              (0.25)%(e)(f)
Portfolio turnover rate                                                    23%(d)                 45%                     63%(d)
Net assets at end of period (000's)                                   $16,129                $14,327                  $3,965


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


See accompanying notes to financial statements.

Liberty Acorn Family of Funds
     >Financial Highlights continued


Liberty Acorn USA                                                    (Unaudited)
                                                                      Six Months
Class A Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period            2002                    2001                    2000(a)
Net Asset Value, Beginning of Period                                  $17.50                  $14.88                  $13.83
Income from Investment Operations
Net investment loss (b)                                                (0.10)                  (0.19)                  (0.01)
Net realized and unrealized gain (loss)                                (0.73)                   2.96                    1.06
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  (0.83)                   2.77                    1.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                   --                   (0.15)                     --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                         --                   (0.15)                     --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $16.67                  $17.50                  $14.88
====================================================================================================================================
Total Return (c)                                                       (4.74)%(d)              18.65%                   7.59%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                1.71%(e)                1.84%(f)                1.17%(e)(f)
Net investment loss                                                    (1.16)%(e)              (1.13)%(f)              (0.49)%(e)(f)
Portfolio turnover rate                                                   13%(d)                  24%                     45%(d)
Net assets at end of period (000's)                                  $36,920                 $20,455                    $798


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


                                                                     (Unaudited)
                                                                      Six Months
Class B Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period            2002                    2001                2000 (a)
Net Asset Value, Beginning of Period                                  $17.40                  $14.87                  $13.83
Income from Investment Operations
Net investment loss (b)                                                (0.15)                  (0.30)                  (0.03)
Net realized and unrealized gain (loss)                                (0.73)                   2.96                    1.07
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  (0.88)                   2.66                    1.04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                   --                   (0.13)                     --
        Total Distributions Declared to Shareholders                      --                   (0.13)                     --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $16.52                  $17.40                  $14.87
====================================================================================================================================
Total Return (c)                                                       (5.06)%(d)              17.92%                   7.52%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                2.36%(e)                2.49%(f)                1.82%(e)(f)
Net investment loss                                                    (1.81)%(e)              (1.78)%(f)              (1.14)%(e)(f)
Portfolio turnover rate                                                   13%(d)                  24%                     45%(d)
Net assets at end of period (000's)                                  $46,396                 $27,722                    $685


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


                                                                     (Unaudited)
                                                                      Six Months
Class C Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period            2002                    2001                    2000(a)
Net Asset Value, Beginning of Period                                  $17.40                  $14.87                  $13.83
Income from Investment Operations
Net investment loss (b)                                                (0.15)                  (0.30)                  (0.03)
Net realized and unrealized gain (loss)                                (0.73)                   2.96                    1.07
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  (0.88)                   2.66                    1.04
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net realized gains                                                   --                   (0.13)                     --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                         --                   (0.13)                     --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $16.52                  $17.40                  $14.87
====================================================================================================================================
Total Return (c)                                                       (5.06)%(d)              17.92%                   7.52%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                2.36%(e)                2.49%(f)                1.82%(e)(f)
Net investment loss                                                    (1.81)%(e)              (1.78)%(f)              (1.14)%(e)(f)
Portfolio turnover rate                                                   13%(d)                  24%                     45%(d)
Net assets at end of period (000's)                                  $21,127                 $13,049                    $347


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e)   Annualized.
(f)   The benefits derived from custody fees paid indirectly had no impact.


See accompanying notes to financial statements.

Liberty Acorn Foreign Forty                                           (Unaudited)
                                                                       Six Months
Class A Shares                                                       Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period              2002                   2001                   2000(a)
Net Asset Value, Beginning of Period                                    $12.07                 $17.15                 $17.71
Income from Investment Operations
Net investment income (loss) (b)                                          0.02                  (0.09)                 (0.03)
Net realized and unrealized loss                                         (0.28)                 (4.90)                 (0.53)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                    (0.26)                 (4.99)                 (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                                  --                  (0.01)                    --
From net realized gains                                                     --                  (0.08)                    --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                           --                  (0.09)                    --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $11.81                 $12.07                 $17.15
====================================================================================================================================
Total Return (c)                                                         (2.15)%(d)(e)         (29.17)%(e)             (3.16)%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                  1.80%(f)               1.80%(g)               1.29%(f)(g)
Net investment income (loss)                                              0.38%(f)              (0.67)%(g)             (0.79)%(f)(g)
Reimbursement                                                             0.45%(f)               0.23%                    --
Portfolio turnover rate                                                     48%(d)                 82%                    79%(d)
Net assets at end of period (000's)                                     $2,823                 $2,861                 $3,172


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)   Annualized.
(g)   The benefits derived from custody fees paid indirectly had no impact.


                                                                      (Unaudited)
                                                                       Six Months
Class B Shares                                                       Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period              2002                   2001                   2000(a)
Net Asset Value, Beginning of Period                                    $11.96                 $17.13                 $17.71
Income from Investment Operations
Net investment loss (b)                                                  (0.01)                 (0.18)                 (0.05)
Net realized and unrealized loss                                         (0.28)                 (4.90)                 (0.53)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                    (0.29)                 (5.08)                 (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                                  --                  (0.01)                    --
From net realized gains                                                     --                  (0.08)                    --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                           --                  (0.09)                    --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $11.67                 $11.96                 $17.13
====================================================================================================================================
Total Return (c)                                                         (2.42)%(d)(e)         (29.73)%(e)             (3.27)%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                  2.45%(f)               2.45%(g)               1.94%(f)(g)
Net investment loss                                                      (0.27)%(f)             (1.32)%(g)             (1.44)%(f)(g)
Reimbursement                                                             0.48%(f)               0.23%                    --
Portfolio turnover rate                                                     48%(d)                 82%                    79%(d)
Net assets at end of period (000's)                                     $2,183                 $2,069                 $1,551


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)   Annualized.
(g)   The benefits derived from custody fees paid indirectly had no impact.


                                                                      (Unaudited)
                                                                       Six Months
Class C Shares                                                       Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period              2002                   2001                   2000(a)
Net Asset Value, Beginning of Period                                    $11.97                 $17.14                 $17.71
Income from Investment Operations
Net investment loss (b)                                                  (0.01)                 (0.18)                 (0.05)
Net realized and unrealized loss                                         (0.28)                 (4.90)                 (0.52)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                    (0.29)                 (5.08)                 (0.57)
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                                  --                  (0.01)                    --
From net realized gains                                                     --                  (0.08)                    --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                           --                  (0.09)                    --
====================================================================================================================================
Net Asset Value, End of Period                                          $11.68                 $11.97                 $17.14
------------------------------------------------------------------------------------------------------------------------------------
Total Return (c)                                                     (2.42)%(d)(e)          (29.71)%(e)            (3.22)%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                  2.45%(f)               2.45%(g)               1.94%(f)(g)
Net investment loss                                                      (0.27)%(f)             (1.32)%(g)             (1.44)%(f)(g)
Reimbursement                                                             0.47%(f)               0.23%                    --
Portfolio turnover rate                                                     48%(d)                 82%                    79%(d)
Net assets at end of period (000's)                                     $3,760                 $3,885                 $3,399


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)   Annualized.
(g)   The benefits derived from custody fees paid indirectly had no impact.


See accompanying notes to financial statements.

Liberty Acorn Family of Funds
      >Financial Highlights continued

Liberty Acorn Twenty                                                 (Unaudited)
                                                                      Six Months
Class A Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period             2002                    2001                    2000(a)
Net Asset Value, Beginning of Period                                   $15.17                  $14.12                  $13.47
Income from Investment Operations
Net investment income (loss) (b)                                        (0.08)                  (0.10)                   0.01
Net realized and unrealized gain (loss)                                 (0.71)                   1.18                    0.84
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                   (0.79)                   1.08                    0.85
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                                 --                      --                   (0.01)
From net realized gains                                                    --                   (0.03)                  (0.19)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                          --                   (0.03)                  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $14.38                  $15.17                  $14.12
====================================================================================================================================
Total Return (c)                                                        (5.21)%(d)(e)            7.65%(e)                6.32%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                 1.70%(f)                1.70%                   0.76%(f)(g)
Net investment income (loss)                                            (1.09)%(f)              (0.79)%                  0.23%(f)(g)
Reimbursement                                                            0.01%(f)                0.18%                     --
Portfolio turnover rate                                                    30%(d)                  82%                    116%(d)
Net assets at end of period (000's)                                   $17,488                 $11,900                  $3,267


(a) Class A Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)   Annualized.
(g)   The benefits derived from custody fees paid indirectly had no impact.


                                                                     (Unaudited)
                                                                      Six Months
Class B Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period            2002                    2001                    2000(a)
Net Asset Value, Beginning of Period                                  $15.05                  $14.10                  $13.47
Income from Investment Operations
Net investment loss (b)                                                (0.11)                  (0.20)                  (0.01)
Net realized and unrealized gain (loss)                                (0.71)                   1.18                    0.84
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  (0.82)                   0.98                    0.83
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                                --                      --                   (0.01)
From net realized gains                                                   --                   (0.03)                  (0.19)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                         --                   (0.03)                  (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $14.23                  $15.05                  $14.10
====================================================================================================================================
Total Return (c)                                                       (5.45)%(d)(e)            6.95%(e)                6.17%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                2.35%(f)                2.35%                   1.41%(f)(g)
Net investment loss                                                    (1.74)%(f)              (1.44)%                 (0.42)%(f)(g)
Reimbursement                                                           0.01%(f)                0.18%                     --
Portfolio turnover rate                                                   30%(d)                  82%                    116%(d)
Net assets at end of period (000's)                                  $24,596                 $13,358                  $4,249


(a) Class B Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)   Annualized.
(g)   The benefits derived from custody fees paid indirectly had no impact.


See accompanying notes to financial statements.

Liberty Acorn Twenty continued                                       (Unaudited)
                                                                      Six Months
Class C Shares                                                      Ended June 30,                  Year Ended December 31,
------------------------------------------------------------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period              2002                   2001                   2000(a)
Net Asset Value, Beginning of Period                                    $15.05                 $14.10                 $13.47
Income from Investment Operations
Net investment loss (b)                                                  (0.12)                 (0.20)                 (0.01)
Net realized and unrealized gain (loss)                                  (0.71)                  1.18                   0.84
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                    (0.83)                  0.98                   0.83
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions Declared to Shareholders
From net investment income                                                  --                     --                  (0.01)
From net realized gains                                                     --                  (0.03)                 (0.19)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions Declared to Shareholders                           --                  (0.03)                 (0.20)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                          $14.22                 $15.05                 $14.10
====================================================================================================================================
Total Return (c)                                                         (5.51)%(d)(e)           6.95%(e)               6.17%(d)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets
Expenses                                                                  2.35%(f)               2.35%                  1.41%(f)(g)
Net investment loss                                                      (1.74)%(f)             (1.44)%                (0.42)%(f)(g)
Reimbursement                                                             0.01%(f)               0.18%                    --
Portfolio turnover rate                                                     30%(d)                 82%                   116%(d)
Net assets at end of period (000's)                                     $7,096                 $4,945                 $1,070


(a) Class C Shares were initially offered on October 16, 2000. Per share data reflects activity from that date.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d)   Not annualized.
(e) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.
(f)   Annualized.
(g)   The benefits derived from custody fees paid indirectly had no impact.


See accompanying notes to financial statements.

Liberty Acorn Family of Funds
      >Notes to Financial Statements (Unaudited)

1.    Nature of Operations

Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty (the "Funds") are series of Liberty Acorn Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds may issue an unlimited number of shares. The Funds offer four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares are purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares. The financial highlights for Class Z shares are presented in a separate semi-annual report.

      Investment income, realized and unrealized gains and losses, and certain fund-level expenses are borne pro rata on the basis of the relative net assets of all classes, except each class bears certain expenses unique to that class such as distribution services, transfer agent, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All the share classes of the Trust have equal rights with respect to voting subject to class specific arrangements.

2.    Significant Accounting Policies
      >Security valuation

Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Trustees.

      >Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

      >Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

      >Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

      >Financial instruments

Each Fund may purchase or sell exchange-traded financial futures contracts, which are contracts that obligate that Fund to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio. Gains and losses are reflected as "Net Realized Gain (Loss) on Futures" in the Statements of Operations. Additionally, each Fund may engage in portfolio hedging with respect to changes in foreign currency exchange rates by entering into forward foreign currency contracts to purchase or sell foreign currencies. The Statements of Operations reflect gains and losses as realized for closed forward foreign currency contracts and unrealized for open contracts. The Funds bear the market risk that arises from changes in the value of financial instruments and securities indices (futures contracts) or from changes in foreign currency rates (forward foreign currency contracts) and the credit risk should a counterparty fail to perform under such contracts.

        None of the Funds had futures contracts open at June 30, 2002. Liberty Acorn International entered into forward contracts to sell foreign currency as described below:

Liberty Acorn International

  Foreign                          Settlement       U.S. Dollar       Unrealized
Amount (000)       Currency           Date        Proceeds (000)      Gain (000)
--------------------------------------------------------------------------------
 4,500,000       Japanese Yen        9/27/02          $37,833             $25

      Liberty Acorn Fund, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty did not enter into any futures or forward foreign currency contracts during the six months ended June 30, 2002.

      >Fund share valuation

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading. All income, expenses (other than the Class A, Class B and Class C 12b-1 service and distribution fees, and Class A, Class B, Class C and Class Z shares Transfer Agent fee) and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

      >Federal income taxes

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

      For the period October 31, 2001 to December 31, 2001, the Funds incurred net realized capital losses which each Fund intends to treat as having been incurred in the current fiscal year, in accordance with federal income tax regulations:

                                                                          Amount

--------------------------------------------------------------------------------
(in thousands)
Liberty Acorn Fund                                                        $1,500
Liberty Acorn International                                               24,039
Liberty Acorn USA                                                          1,754
Liberty Acorn Foreign Forty                                                6,526
Liberty Acorn Twenty                                                          41
--------------------------------------------------------------------------------

      Liberty Acorn International and Liberty Acorn Foreign Forty have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFICs") for federal income tax purposes. Gains and losses relating to PFICs are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFICs is as follows (in thousands):

Liberty Acorn International
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFICs recognized in prior years
at December 31, 2000                                                      $8,026

Unrealized appreciation (depreciation)
on PFICs recognized for federal income
tax purposes during 2001                                                      --

Unrealized appreciation recognized in
prior years on PFICs sold during 2001                                         --
                                                                          ------
Cumulative unrealized appreciation on
PFICs carried forward at December 31, 2001                                $8,026
                                                                          ------


Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
Cumulative unrealized appreciation
on PFICs recognized in prior years
at December 31, 2000                                                        $385

Unrealized appreciation (depreciation)
on PFICs recognized for federal income
tax purposes during 2001                                                      --

Unrealized appreciation recognized in
prior years on PFICs sold during 2001                                         --
                                                                          ------
Cumulative unrealized appreciation on
PFICs carried forward at December 31, 2001                                  $385
                                                                          ------

      >Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

      The tax character of distributions paid during 2001 was as follows:

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                           $8,940
Long-Term Capital Gains                                                   87,766
================================================================================

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                           $   --
Long-Term Capital Gains                                                   39,130
================================================================================

Liberty Acorn Family of Funds
      >Notes to Financial Statements (Unaudited), continued


Liberty Acorn USA

(in thousands)

Ordinary Income                                                           $1,475
Long-Term Capital Gains                                                    2,123
================================================================================

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                           $   76
Long-Term Capital Gains                                                      507
================================================================================

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)

Ordinary Income                                                           $   --
Long-Term Capital Gains                                                      188
================================================================================

      At year-end, there were no significant differences between the book basis and tax basis components of net assets, other than differences in net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain foreign investments (PFIC's), and foreign currency transactions. In addition, Liberty Acorn International Fund had undistributed net investment income at December 31, 2001 due to a current year spillback requirement of $5,451,367.

3.    Transactions with Affiliates

The Funds' investment advisor, Liberty Wanger Asset Management, L.P. ("Liberty WAM"), an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for the overall management of each Fund's business affairs.

      Under the Funds' investment management agreement, fees are accrued daily and paid monthly to Liberty WAM at the annual rates shown in the table below for each fund.

Liberty Acorn Fund
--------------------------------------------------------------------------------
Net asset value:
For the first $700 million                                                  .75%
Next $1.300 billion                                                         .70%
Net assets in excess of $2 billion                                          .65%

Liberty Acorn International
--------------------------------------------------------------------------------
Net asset value:
For the first $100 million                                                 1.20%
Next $400 million                                                           .95%
Net assets in excess of $500 million                                        .75%

Liberty Acorn USA
--------------------------------------------------------------------------------
Net asset value:
For the first $200 million                                                  .95%
Net assets in excess of $200 million                                        .90%

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
On average daily net assets:                                                .95%

Liberty Acorn Twenty
--------------------------------------------------------------------------------
On average daily net assets:                                                .90%

      >Expense Limit

The Funds' advisor has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of distribution and service fees, interest, taxes and extraordinary expenses, if any) exceeding 1.45% of the average annual net assets for Liberty Acorn Foreign Forty and 1.35% of the average annual net assets for Liberty Acorn Twenty Class A, Class B and Class C shares, respectively.

      Liberty WAM has also contracted to provide administrative services to each Fund at an annual rate of .05% of average daily net assets.

      Liberty Funds Distributor, Inc. (the Distributor), an indirect subsidiary of Fleet, is each Fund's principal underwriter. For the six months ended June 30, 2002, Liberty Acorn Fund, Liberty Acorn International, Liberty Acorn USA, Liberty Acorn Foreign Forty and Liberty Acorn Twenty have been advised that the Distributor retained $581,679 underwriting discounts on the sale of Class A shares and received contingent deferred sales charges of $475,698, $50,077, $73,478, $8,832, and $43,627, respectively, on Class A, Class B and Class C share redemptions.

      Each Fund has adopted a 12b-1 plan which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually on Class A, Class B and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75%, 0.75%, annually, of the average daily net assets attributable to Class A, Class B and Class C net assets, respectively.

      The contingent deferred sales charges and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

      Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services to the Fund and receives reimbursement for certain out of pocket expenses. Transfer agent fees are comprised of 0.07% annually of the average daily net assets attributable to Class A, Class B and Class C shares plus charges based on the number of shareholder accounts and transactions.

      Certain officers and trustees of the Trust are also key employees of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. Trustees' fees and expenses for the six months ended June 30, 2002 are as follows:

                                                                      Six Months
                                                                  Ended June 30,
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Liberty Acorn Fund                                                          $176
Liberty Acorn International                                                   87
Liberty Acorn USA                                                             14
Liberty Acorn Foreign Forty                                                    2
Liberty Acorn Twenty                                                           1
                                                                          ------
                                                                            $280
                                                                          ======

      The Trust provides a deferred compensation plan for its independent trustees. Under this deferred compensation plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and to the extent permitted by the 1940 Act, as amended, may be invested in Class Z shares of those funds selected by the trustees. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement based upon each trustee's years of service.

      During the six months ended June 30, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

Funds                                                   Purchases          Sales
--------------------------------------------------------------------------------
(in thousands)
Liberty Acorn Twenty                                      $384              $--
Liberty Acorn Foreign Forty                                 --               78

4.    Borrowing Arrangements

The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the six months ended June 30, 2002.

5.    Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2002 were:

Liberty Acorn Fund
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
   Purchases                                                          $1,309,216
   Proceeds from sales                                                   270,179
================================================================================

Liberty Acorn International
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
   Purchases                                                            $371,553
   Proceeds from sales                                                   435,886
================================================================================

Liberty Acorn USA
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
   Purchases                                                             $78,823
   Proceeds from sales                                                    39,956
================================================================================

Liberty Acorn Foreign Forty
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
   Purchases                                                             $19,774
   Proceeds from sales                                                    25,988
================================================================================

Liberty Acorn Twenty
--------------------------------------------------------------------------------
(in thousands)                                                              2002

Investment securities
   Purchases                                                             $51,272
   Proceeds from sales                                                    29,918
================================================================================

6.    Capital Loss Carryforwards

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                                 Year of            Capital Loss
                                                Expiration          Carryforward
--------------------------------------------------------------------------------
(in thousands)

Liberty Acorn International                        2009               $111,479
Liberty Foreign Forty                              2009                 23,084

7.    Subsequent Event

On July 26, 2002, Liberty Acorn USA acquired all of the net assets of the Stein Roe Small Company Growth Fund ("Stein Roe Fund")pursuant to a plan of reorganization approved by the Stein Roe Fund shareholders on June 28, 2002. The acquisition was accomplished by a tax-free exchange of 1,139,488 shares of the Stein Roe Fund (valued at $10,096,640) for 726,123 shares of Liberty Acorn USA.

      The net assets of the Stein Roe Fund were combined with the net assets of Liberty Acorn USA on the acquisition date and included $3,125,202 of unrealized depreciation on investments. The aggregate net assets of Liberty Acorn USA immediately before and after acquisition were $306,945,066 and $317,041,706, respectively.

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                                       60

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                                       61

Notes

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                                       62

Board of Trustees and Management of Acorn

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of Acorn's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of Acorn, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the five series of Acorn. Mr. Wanger also serves as a trustee for each of the four series of the Wanger Advisors Trust.

------------------------------------------------------------------------------------------------------------------------------------
                                 Year First
                                 Elected or
Name, Position(s) with Acorn      Appointed                  Principal Occupation(s) during
and Age at January 1, 2002        to Office                         Past Five Years                             Other Directorships
------------------------------------------------------------------------------------------------------------------------------------
                                                       Trustees who are not interested persons of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
Margaret Eisen, 48,                  2002        Managing director, DeGuardiola Advisors; formerly managing    Chair, Institute for
Trustee                                          director, North American Equities at General Motors Asset     Financial Markets;
                                                 Management; prior thereto, director of Worldwide Pension      director, Global
                                                 Investments for DuPont Asset Management.                      Financial Group
                                                                                                               (venture capital
                                                                                                               fund of funds)
------------------------------------------------------------------------------------------------------------------------------------
Leo A. Guthart, 65,                  1994        Executive vice president, Honeywell International (home       AptarGroup, Inc.
Trustee                                          and building control); Chairman, Cylink Corporation           (producer of
                                                 (supplier of encryption equipment); former chairman of the    dispensing valves,
                                                 board of trustees, Hofstra University; chairman and chief     pumps and closures);
                                                 executive officer, Topspin Partners, L.P.                     Symbol Technologies,
                                                                                                               Inc. (manufacturer
                                                                                                               of bar code scanning
                                                                                                               equipment)
------------------------------------------------------------------------------------------------------------------------------------
Irving B. Harris, 91, Trustee        1970        Chairman, The Irving Harris Foundation                        None.
                                                 (charitable foundation).
------------------------------------------------------------------------------------------------------------------------------------
Jerome Kahn, Jr., 67, Trustee        1987        Former president, William Harris Investors, Inc.              None.
                                                 (investment adviser).
------------------------------------------------------------------------------------------------------------------------------------
Steven N. Kaplan, 43, Trustee        1999        Neubauer Family Professor of Entrepreneurship and Finance,    None.
                                                 Graduate School of Business, University of Chicago.
------------------------------------------------------------------------------------------------------------------------------------
David C. Kleinman, 66,               1972        Adjunct professor of strategic management, University of      Sonic Foundry, Inc.
Trustee                                          Chicago Graduate School of Business; Business consultant.     (software); AT&T
                                                                                                               Latin America.
------------------------------------------------------------------------------------------------------------------------------------
Allan B. Muchin, 66,                 1998        Partner, Katten Muchin Zavis Rosenman (law firm).             Alberto-Culver
Trustee                                                                                                        Company (toiletries).
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Nason, 66,                 1998        Consultant and private investor since 1998; from              None.
Trustee and chairman                             1990-1998, executive partner and chief executive officer,
                                                 member of the executive committee of Grant Thornton, LLP
                                                 (public accounting firm) and member of the policy board of
                                                 Grant Thornton International.
------------------------------------------------------------------------------------------------------------------------------------
John A. Wing, 66,                    2002        Frank Wakely Gunsaulus Professor of Law and Finance, and      AmerUs Life Holdings
Trustee                                          chairman of the Center for the Study of Law and Financial     (life insurance);
                                                 Markets, Illinois Institute of Technology; prior thereto,     LDF, Inc. and Lake
                                                 chairman of the board and chief executive officer of          Federal Bank
                                                 ABM-AMRO Incorporated, formerly The Chicago Corporation.      (banking); Margo
                                                                                                               Canibe, Inc.
                                                                                                               (farming).
------------------------------------------------------------------------------------------------------------------------------------
                                                      Trustees who are an interested person of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
Charles P. McQuaid, 48,              1994        Portfolio manager since 1995 and director of                  None.
Trustee and Senior                               research since July 1992 of Liberty WAM; Principal,
Vice President(1)                                WAM from July 1995 to September 29, 2000; senior
                                                 vice president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Ralph Wanger, 67,                    1994        President, Chief Investment Officer and portfolio             Wanger Advisors Trust
Trustee and President*(1)                        manager, Liberty WAM since 1992; principal, WAM               (4 portfolios).
                                                 from July 1992 until September 29, 2000; president,
                                                 WAM Ltd. from July 1992 to September 29, 2000;
                                                 president and director, WAM Acquisition GP, Inc.
                                                 since September 29, 2000; president, Wanger
                                                 Advisors Trust; director, Wanger Investment Company plc.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Officers of Acorn:
------------------------------------------------------------------------------------------------------------------------------------
J. Kevin Connaughton, 37,            2001        Treasurer of the Liberty Funds and of the Liberty             None.
Assistant Treasurer                              All-Star Funds since December, 2000 (formerly
                                                 controller of the Liberty None. Funds and of the
                                                 Liberty All-Star Funds from February 1998 to
                                                 October 2000); Treasurer of the Stein Roe Funds
                                                 since February 2001 (formerly controller from May
                                                 2000 to February 2001); senior vice president of
                                                 Liberty Funds Group since January 2001 (formerly
                                                 vice president of Colonial Management Assocaties
                                                 from February 1998 to October 2000); Senior Tax
                                                 Manager, Coopers & Lybrand, LLP from April 1996 to
                                                 January 1998.
------------------------------------------------------------------------------------------------------------------------------------
Kevin S. Jacobs, 40,                 2001        Assistant vice president, Liberty Funds Group since           None.
Assistant Secretary                              June 2000; senior legal product manager, First
                                                 Union Corp. September 1999 to June 2000; prior
                                                 thereto, senior legal product manager, Colonial
                                                 Management Associates.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Kalina, 42,               1995        Chief financial officer, Liberty WAM since April              None.
Assistant Treasurer                              2000; assistant treasurer, Wanger Advisors Trust;
                                                 fund controller, Liberty WAM since September 1995;
                                                 prior thereto, treasurer of the Stein Roe Mutual
                                                 Funds; director, New Americas Small Cap Fund.
------------------------------------------------------------------------------------------------------------------------------------
Bruce H. Lauer, 44,                  1995        Chief operating officer, Liberty WAM since April              None.
Vice President, Secretary                        1995; principal, WAM from January 2000 to September
and Treasurer                                    29, 2000; vice president, treasurer and assistant
                                                 secretary, Wanger Advisors Trust; director, Wanger
                                                 Investment Company plc and New Americas Small Cap
                                                 Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jean Loewenberg, 56,                 2002        Group Senior Counsel, Fleet National Bank.                    None.
Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robert A. Mohn, 40,                  1997        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   August 1992; principal, WAM from 1995 to September
                                                 29, 2000; vice president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Todd Narter, 37,                     2001        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   June 1997; vice president, Wanger Advisors Trust;
                                                 prior thereto, product manager for Teradyne
                                                 (1990-1997).
------------------------------------------------------------------------------------------------------------------------------------
Christopher Olson, 38,               2001        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   January 2001; vice president, Wanger Advisors
                                                 Trust; prior thereto, director and portfolio
                                                 strategy analyst with UBS Asset Management/Brinson
                                                 Partners.
------------------------------------------------------------------------------------------------------------------------------------
John H. Park, 34,                    1998        Analyst and portfolio manager, Liberty WAM since              None.
Vice President                                   July 1993; principal, WAM from 1998 to September
                                                 29, 2000; vice president, Wanger Advisors Trust.
------------------------------------------------------------------------------------------------------------------------------------
Vincent P. Pietropaolo, 36,          2001        Vice president and Counsel, Liberty Funds Group               None.
Assistant Secretary                              since December 1999; associate, Morgan Lewis &
                                                 Bockius, October 1998 to December 1999; product
                                                 manager, Putnam Investments April 1997 to October
                                                 1998.
------------------------------------------------------------------------------------------------------------------------------------
Joseph Turo, 34,                     2002        Senior Counsel, FleetBoston Financial since August            None.
Assistant Secretary                              1997; prior thereto, associate, Ropes & Gray.
------------------------------------------------------------------------------------------------------------------------------------
Leah J. Zell, 52,                    1994        Analyst, and portfolio manager, Liberty WAM since             None.
Vice President*                                  July 1992; vice president, Wanger Advisors Trust;
                                                 director and managing member of trust committee,
                                                 Chai Trust Company.
------------------------------------------------------------------------------------------------------------------------------------

(1) Trustee who is an "interested person" of the Trust and of Liberty WAM, as defined in the Investment Company Act of 1940, because he is an officer of the Trust and an employee of Liberty WAM.

The address for Messrs. Wanger, McQuaid, Kalina, Lauer, Mohn, Narter, Olson, Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Messrs. Harris and Kahn is Two North LaSalle Street, Suite 400, Chicago, Illinois 60602. The address for Messrs. Kaplan and Kleinman is 1101 East 58th Street, Chicago, Illinois 60637. The address for Mr. Guthart is Three Expressway Plaza, Suite 100, Roslyn Heights, New York 11577. The address for Mr. Muchin is Katten Muchin Zavis Rosenman, 525 W. Monroe Street, Suite 1600, Chicago, Illinois 60661-3693. The address for Mr. Nason is 567 Rockefeller Road, Lake Forest, Illinois 60045. The address for Ms. Eisen is DeGuardiola Advisors, Inc., 405 Park Avenue, Suite 1201, New York, New York 10022. The address for Mr. Wing is Illinois Institute of Technology, 565 West Adams Street, Suite 320-B, Chicago, IL 60661-3091. The address for Connaughton, Jacobs, Pietropaolo, Loewenberg and Turo is Liberty Funds Group LLC, One Financial Center, Boston, MA 02111. Acorn's Statement of Additional Information includes additional information about Acorn's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

                                                 Liberty Funds Distributor, Inc.
                                                            One Financial Center
                                                           Boston, MA 02111-2621
                                                                  1-800-426-3750
                                                            www.libertyfunds.com

*     Mr. Wanger and Ms. Zell are married to each other.

The Liberty Acorn
-------------------------
          Family of Funds


                                    Investment Advisor

                                    Liberty Wanger Asset Management, L.P.
                                    227 West Monroe Street, Suite 3000
                                    Chicago, Illinois 60606
                                    1-800-922-6769

                                    Distributor

                                    Liberty Funds Distributor, Inc.
                                    One Financial Center
                                    Boston, Massachusetts 02111-2621

                                    Transfer Agent, Dividend Disbursing Agent and Custodian

                                    Liberty Funds Services, Inc.

                                    P.O. Box 8081
                                    Boston, Massachusetts 02266-8081
                                    1-800-962-1585

                                    Legal Counsel

                                    Bell, Boyd & Lloyd LLC
                                    Chicago, Illinois

                                    This report, including the schedules of
                                    investments, is submitted for the general information of the shareholders of Liberty Acorn Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

                                    Our e-mail address is:

                                    acorn@wanger.com

                                    Find out what's new - visit our web site at:

                                    www.acornfunds.com

The Funds mail one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Acorn Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Funds and with the most recent copy of the Liberty Funds Performance Update.

Semiannual Report:

Liberty Acorn Funds

Mark Your Calendar For
The 2002 Annual
Shareholder Meeting

      When:   September 24, 2002
              9 a.m. to 10 a.m., Central time

      Where:  Bank One Auditorium, Plaza Level
              38 South Dearborn Street
              Chicago, IL  60602

      Refreshments will be served.

      DIRECTIONS TO THE 2002 ANNUAL SHAREHOLDER MEETING

      The Bank One Auditorium is located on the Plaza Level of the Bank One building. The Bank One building is located in the center of the Loop, bordered by Dearborn Street on the east, Madison Street on the north, Clark Street on the west and Monroe Street on the south.

      FROM THE SOUTH:

      Take 1-57 (which merges with I-94, also known as the Dan Ryan Expressway). Take the Dan Ryan into Chicago. Follow the signs for the Kennedy Expressway West. Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

      FROM THE NORTH:

      Take the Kennedy Expressway (I-90/94) south to Chicago. Exit in the city at Monroe Street. Turn left (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

      FROM THE WEST:

      Take the Eisenhower Expressway (I-290) from the west. This becomes Congress Street in the city. Take Congress east to Dearborn Street. Turn left (north) on Dearborn to Monroe Street.

      FROM THE SOUTHWEST:

      Take the Stevenson Expressway (I-55). Exit to the Kennedy Expressway (North-Wisconsin). Travel on the Kennedy and exit using the Monroe Street exit. Turn right (east) from the exit onto Monroe Street. Proceed east on Monroe Street to Dearborn.

      Please RSVP by September 18 if you plan to attend by calling (800)
      922-6769.

Liberty Funds believes in financial choice

At Liberty, it's our job to help you achieve your financial goals. So whether it's saving for your kids' education, building your retirement nest egg, or managing your income... we can help. We offer a diverse family of mutual funds representing a wide selection of investment styles and specialized money management. It's all designed to help you reach for financial freedom - however you define it.

Liberty believes in professional advice

Today's ever-changing financial markets can challenge even the most seasoned investors. That's why we recommend working with a financial advisor. With an advisor you have an experienced, knowledgeable professional looking out for your best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long-term. It's a relationship that's focused on you and your needs.




Liberty Acorn Funds Semiannual Report, June 30, 2002               -------------
                                                                    PRSRT STD
[LOGO] Liberty Funds                                               U.S. POSTAGE
                                                                       PAID
            A Member of Columbus Management Group                  HOLLISTON, MA
                                                                   PERMIT NO. 20
                                                                   -------------




                                               ACN-03/355K-0602 (8/02) (02/1833)